As filed with the Securities and Exchange Commission on December 2, 2024
Securities Act Registration Statement No. 033-66528
Investment Company Act File No. 811-07912

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment	☐
Post-Effective Amendment No. 88	☒

and/or

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 89	☒

(Check appropriate box or boxes)

OLD WESTBURY FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)
103 Bellevue Parkway
Wilmington, DE 19809
(Address of Principal Executive Offices, including Zip Code)

800-607-2200
(Registrant’s telephone number, including area code)

Nicola R. Knight, Esq.
Bessemer Investment Management LLC
1271 Avenue of the Americas
New York, New York 10020
(Name and Address of Agent for Service)

COPY TO:

James V. Catano
Dechert LLP
1900 K Street NW
Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485; or
☐	On (date) pursuant to paragraph (b) of Rule 485; or
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485; or
☐	On (date) pursuant to paragraph (a)(1) of Rule 485; or
☒	75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Preliminary Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Preliminary Prospectus is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion dated December 2, 2024

Old Westbury Funds, Inc.

Prospectus

Old Westbury All Cap Core Fund OWACX

Old Westbury Large Cap Strategies Fund OWLSX

Old Westbury Small & Mid Cap Strategies Fund OWSMX

Old Westbury Total Equity Fund [Ticker]

Old Westbury Credit Income Fund OWCIX

Old Westbury Fixed Income Fund OWFIX

Old Westbury Short-Term Bond Fund OWSBX

Old Westbury Municipal Bond Fund OWMBX

Old Westbury California Municipal Bond Fund OWCAX

Old Westbury New York Municipal Bond Fund OWNYX

February [ ], 2025

BESSEMER INVESTMENT MANAGEMENT LLC

Investment Adviser

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

OLD WESTBURY FUNDS, INC.

Prospectus
February [  ], 2025

Bessemer Investment Management LLC—the
Investment Adviser (the “Adviser”) to the Funds listed on the front cover of this Prospectus (each, a “Fund” and collectively, the “Funds”)

NOT FDIC INSURED
MAY LOSE VALUE

NO BANK GUARANTEE

FUND SUMMARIES

Old Westbury All Cap Core Fund

Investment Goal

The Fund’s goal is to seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.[To be updated by amendment]Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.68%
Other Expenses	0.28%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)	0.97%
Less Fee Waiver(2)	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver(2)(3)	0.96%

(1)	Total Annual Fund Operating Expenses will not agree with the ratio of expenses to average net assets in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)	The Adviser has contractually committed through October 31, 2026 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 0.95%. This commitment may not be changed or terminated at any time before October 31, 2026 without the approval of the Board of Directors.

(3)	Restated to reflect fees for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

[To be updated by amendment]

1 Year	3 Years	5 Years	10 Years
$98	$307	$534	$1,188

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was [54]% of the average value of its portfolio.

1

Principal Investment Strategies

The Fund pursues its investment goal by investing in a diversified portfolio of equity and equity-related securities of any market capitalization. The Fund has no restrictions as to the size of the companies in which it invests. The Fund may invest in what generally are considered small-cap stocks, mid-cap stocks and large-cap stocks. The Fund may focus its investments in one of those categories, two of them or all of them, and may change the allocation of its investments at any time.

The Fund invests in a portfolio of securities the Adviser believes has the potential for long-term capital appreciation. The Fund invests primarily in securities listed on securities exchanges or actively traded in over-the-counter markets. The securities may be listed or traded in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The foreign securities in which the Fund may invest may be issued by issuers located in emerging market or developing market countries. The Fund also may invest in exchange-traded funds (“ETFs”) and a variety of derivatives, including futures, options and other derivative instruments, to increase or to hedge, or protect, its exposure to, for example, movements in the securities markets.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Stock Market/Company Risk—Stock markets are volatile and can decline significantly in response to real or perceived changes to the issuer, industry, market, economic, political, regulatory, geopolitical, pandemics and epidemics and other conditions. The value of an equity security can decline significantly in response to these conditions.

Market Capitalization Risk—To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small-and mid-cap companies are often more volatile and relatively less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.

Foreign Market Risk—Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, social, pandemics and epidemics or other conditions. International trade tensions involving certain countries and their trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of certain country’s export industry with a potentially severe negative impact to the Fund. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions; more or

2

less foreign government regulation; less public information; less stringent investor protections; and less stringent accounting, corporate governance, financial reporting and disclosure standards than domestic companies. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Currency exchange rates may fluctuate significantly over short periods of time. Such fluctuations in foreign currency exchange rates can affect the value of the Fund’s portfolio. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Developing Market Countries Risk—The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

U.S. Government Obligations Risk—U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

Fixed Income Securities Risk—Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities is subject to volatility and losses resulting from changes or perceived changes in economic conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Interest Rate Risk—Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true, debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Derivatives Risk—Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss. Losses may arise as the value of the contract decreases due to, among other potentially adverse events, an unfavorable change in the price of the underlying security or commodity or if the counterparty does not perform under the contract. The use of derivatives can lead to losses because of relatively small adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by or potentially unlimited as a result of certain features of the derivatives.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index, the MSCI ACWI Investable Market Index (Net). In addition, the Fund compares its performance to a blended benchmark, as a secondary benchmark, consisting of a 90% weighting in the MSCI USA Index (Gross) and a 10% weighting in the MSCI ACWI ex USA Index (Net). The Net performance figures of each index reflect no deductions for fees, expenses or income taxes. Past performance (before and after taxes) does not necessarily predict future

3

performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Prior to December 30, 2016, the Fund was named the Old Westbury Large Cap Core Fund and operated under a different investment strategy. The performance information shown below before such date represents the Fund’s prior investment strategies and may not be representative of performance the Fund will achieve under its current investment strategy.

Annual Total Returns (for calendar years ended December 31st)

[To be updated by amendment]

During the periods shown in the bar chart, the highest return for a quarter was 23.76% (quarter ended 6/30/2020) and the lowest return for a quarter was (17.97)% (quarter ended 3/31/2020).

[To be updated by amendment]

Average Annual Total Returns (for the periods ended 12/31/2023)	1 Year	5 Years	10 Years
Fund Return Before Taxes	25.92%	15.05%	9.82%
Fund Return After Taxes on Distributions	23.57%	13.52%	8.68%
Fund Return After Taxes on Distributions and Sale of Shares	16.98%	11.94%	7.82%
MSCI ACWI IMI (Net) (reflects no deduction for fees, expenses or income taxes)	21.58%	11.49%	7.77%
90% MSCI USA (Gross) & 10% MSCI ACWI ex USA (Net) (reflects no deduction for fees, expenses or income taxes)	25.93%	14.88%	11.17%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts. The Fund Return After Taxes on Distributions and Sale of Shares may be higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 1271 Avenue of the Americas, New York, New York 10020.

Portfolio Managers.

Mr. John Alexander Christie, Managing Director of the Adviser and Co-Head of Equities at Bessemer, an affiliate of the Adviser, has managed the Fund since November 16, 2011.

Mr. Michael Morrisroe, Managing Director of the Adviser, has managed the Fund since December 30, 2016.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 45 of this Prospectus.

4

Tax Information

The Fund will distribute to its shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 45 of this Prospectus.

5

Old Westbury Large Cap Strategies Fund

Investment Goal

The Fund’s goal is to seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

[To be updated by amendment]

Management Fees	0.81%
Other Expenses	0.29%
Acquired Fund Fees and Expenses.	0.01%
Total Annual Fund Operating Expenses(1)	1.11%

(1)	Total Annual Fund Operating Expenses will not agree with the ratio of expenses to average net assets in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

[To be updated by amendment]

1 Year	3 Years	5 Years	10 Years
$113	$353	$612	$1,353

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was [23]% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment goal by investing in a diversified portfolio of equity and equity-related securities throughout the world, including in emerging markets. Under normal circumstances, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in securities of large capitalization companies. The Adviser currently defines large capitalization companies as companies having, at the time of initial investment, a market capitalization equal to or greater than the largest 70% by market capitalization of the companies that comprise the MSCI ACWI Investable Market Index (IMI). The Fund may continue to hold securities of companies whose market capitalizations fall below the foregoing threshold subsequent to the Fund’s investment in such securities. As of December 31, 2024, the smallest market capitalization in this group was $[23.2] billion. This

6

capitalization range will change as the size of the companies in the index changes with market conditions and the composition of the index.

The Fund employs multiple investment strategies which the Adviser believes are complementary. The Fund invests in securities the Adviser believes have potential for above average returns and active currency strategies. The Fund invests primarily in securities listed on securities exchanges or actively traded in over-the-counter markets either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The Fund may also invest in government fixed income securities, other investment companies, including exchange-traded funds (“ETFs”), and a variety of derivatives, including futures, options, swaps, and other derivative instruments, to increase or to hedge, or protect, its exposure to, for example, currency value fluctuations or movements in the securities markets. In addition, the Fund may engage in short sales. The foreign securities in which the Fund may invest may be issued by issuers located in emerging market or developing market countries. Fixed income securities held by the Fund may be of any maturity.

The Fund may employ a quantitative strategy. Under a quantitative strategy, the Fund may invest in U.S. and non-U.S. equity securities with a minimum market capitalization of $250 million. The Fund may, to a lesser extent, also employ quantitative strategies focused on one or more industries.

The Adviser has engaged sub-advisers to make the day-to-day investment decisions for portions of the Fund’s portfolio.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser and sub-advisers use the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser and sub-advisers in using these strategies may not produce the returns expected by the Adviser and sub-advisers, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Stock Market/Company Risk—Stock markets are volatile and can decline significantly in response to real or perceived changes to the issuer, industry, market, economic, political, regulatory, geopolitical, pandemics and epidemics and other conditions. The value of an equity security can decline significantly in response to these conditions.

Foreign Market Risk—Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, social, pandemics and epidemics or other conditions. International trade tensions involving certain countries and their trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of certain country’s export industry with a potentially severe negative impact to the Fund. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions; more or less foreign government regulation; less public information; less stringent investor protections; and less stringent accounting, corporate governance, financial reporting and disclosure standards than domestic companies. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Currency

7

exchange rates may fluctuate significantly over short periods of time. Such fluctuations in foreign currency exchange rates can affect the value of the Fund’s portfolio. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Developing Market Countries Risk—The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

U.S. Government Obligations Risk—U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

Fixed Income Securities Risk—Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities is subject to volatility and losses resulting from changes or perceived changes in economic conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Interest Rate Risk—Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true, debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Derivatives Risk—Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss. Losses may arise as the value of the contract decreases due to, among other potentially adverse events, an unfavorable change in the price of the underlying security or commodity or if the counterparty does not perform under the contract. The use of derivatives can lead to losses because of relatively small adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by or potentially unlimited as a result of certain features of the derivatives.

Multi-Style Management Risk—Because certain portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping investments.

Quantitative Investment Strategy Risk—A portion of the Fund may be managed using a quantitative process. The impact of risk and quantitative metrics on a security’s performance can be difficult to predict, and securities that previously possessed certain desirable characteristics may not continue to demonstrate those same characteristics in the future. There can be no assurance that this quantitative process will perform as anticipated or enable the Fund to achieve its investment objective.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index, the MSCI ACWI Large Cap Index (Net). The Net performance figures of the index reflect no deductions for fees, expenses or income taxes. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance

8

reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Annual Total Returns (for calendar years ended December 31st)

[To be updated by amendment]

During the periods shown in the bar chart, the highest return for a quarter was 19.01% (quarter ended 6/30/2020) and the lowest return for a quarter was (20.77)% (quarter ended 3/31/2020).

[To be updated by amendment]

Average Annual Total Returns (for the periods ended 12/31/2023)	1 Year	5 Years	10 Years
Fund Return Before Taxes	19.74%	9.57%	6.70%
Fund Return After Taxes on Distributions	19.58%	8.86%	5.91%
Fund Return After Taxes on Distributions and Sale of Shares	11.80%	7.54%	5.26%
MSCI ACWI Large Cap Index (Net) (reflects no deduction for fees, expenses or income taxes)	23.45%	12.11%	8.19%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts. The Fund Return After Taxes on Distributions and Sale of Shares may be higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 1271 Avenue of the Americas, New York, New York 10020.

Portfolio Managers and Sub-Advisers.

Mr. John Hall, Managing Director of the Adviser and Co-Head of Equities at Bessemer, an affiliate of the Adviser, has managed the Fund since January 15, 2019.

Dr. Edward N. Aw, DBA, Managing Director of the Adviser and Head of Quantitative Strategies at Bessemer, an affiliate of the Adviser, has managed the Fund since January 15, 2016.

Ms. Nancy Sheft, Managing Director of the Adviser and Head of External Managers at Bessemer, an affiliate of the Adviser, has managed the Fund since October 25, 2016

Mr. Jeffrey A. Rutledge, Managing Director of the Adviser, has managed the Fund since October 1, 2018.

Sands Capital Management, LLC (“Sands Capital”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Messrs. David Levanson, Perry Williams, Brian Christiansen, and Daniel Pilling are the portfolio managers of Sands Capital’s portion of the Fund. Mr. Levanson has been a portfolio manager of Sands Capital’s portion of the Fund since November 16, 2011. Mr. Williams has been a portfolio manager of Sands Capital’s portion of the Fund since June 1,

9

2013. Mr. Christiansen has been a portfolio manager of Sands Capital’s portion of the Fund since January 31, 2020. Mr. Pilling has been a portfolio manager of Sands Capital’s portion of the Fund since July 1, 2024.

Aikya Investment Management Limited (“Aikya”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Aikya’s portion of the Fund is managed by Messrs. Ashish Swarup, Rahul Desai, and Thomas Allen. Messrs. Ashish Swarup, Rahul Desai, and Thomas Allen have been portfolio managers of Aikya’s portion of the Fund since February 6, 2024.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 45 of this Prospectus.

Tax Information

The Fund will distribute to its shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 45 of this Prospectus.

10

Old Westbury Small & Mid Cap Strategies Fund

Investment Goal

The Fund’s goal is to seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

[To be updated by amendment]

Management Fees	0.85%
Other Expenses	0.29%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses(1),(2)	1.17%
Less Fee Waiver(2)	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.13%

(1)	Total Annual Fund Operating Expenses will not agree with the ratio of expenses to average net assets before expense waiver in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)	The Adviser has contractually committed through October 31, 2026 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 1.10%. This commitment may not be changed or terminated at any time before October 31, 2026 without the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

[To be updated by amendment]

1 Year	3 Years	5 Years	10 Years
$115	$364	$637	$1,414

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was [41]% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a broad, diversified portfolio of securities of small and medium capitalization companies traded on a principal U.S. exchange or U.S. over-the-counter market, and securities of small and medium capitalization non-U.S. companies in foreign countries, including emerging market countries. Under normal circumstances, the Fund invests at least 80% of its net assets, including borrowings for

11

investment purposes, in securities of small and medium capitalization companies. The Adviser currently defines small and medium capitalization companies as companies having, at the time of initial investment, a market capitalization not greater than the smallest 40% by market capitalization of the companies that comprise the MSCI ACWI Investable Market Index (IMI). The Fund may continue to hold securities whose market capitalizations exceed or fall below the foregoing threshold subsequent to the Fund’s investment in such securities. As of December 31, 2023, the largest market capitalization in this group was $41.1 billion. This capitalization range will change as the size of the companies in the index changes with market conditions and the composition of the index.

The Fund may employ a quantitative strategy. Under a quantitative strategy, the Fund may invest in U.S. and non-U.S. equity securities with a minimum market capitalization of $250 million.

The Fund invests primarily in securities listed on securities exchanges or actively traded in over-the-counter markets either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The Fund also may invest in government fixed income securities, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”) and REIT-like entities, corporate bonds, and a variety of derivatives, including futures, options, swaps and other derivative instruments, to increase return, to hedge, or protect, its exposure to, for example, interest rate movements, movements in the commodities or securities markets and currency value fluctuations. Fixed income securities held by the Fund may be of any maturity or quality, including investment grade securities, below investment grade rated securities (sometimes referred to as “junk bonds”) and unrated securities determined by the Adviser or sub-advisers to be of comparable quality.

The Adviser has engaged sub-advisers to make the day-to-day investment decisions for portions of the Fund’s portfolio.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser and sub-advisers use the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser and sub-advisers in using these strategies may not produce the returns expected by the Adviser or sub-advisers, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Stock Market/Company Risk—Stock markets are volatile and can decline significantly in response to real or perceived changes to the issuer, industry, market, economic, political, regulatory, geopolitical, pandemics and epidemics and other conditions. The value of an equity security can decline significantly in response to these conditions.

Smaller and Mid-Sized Company Risk—Smaller and mid-sized companies may be more vulnerable to market downturns and adverse business or economic events and may be relatively less liquid than securities in larger companies.

Foreign Market Risk—Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, social, pandemics and epidemics or other conditions. International trade tensions involving certain countries and their trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a

12

significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of certain country’s export industry with a potentially severe negative impact to the Fund. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions; more or less foreign government regulation; less public information; less stringent investor protections; and less stringent accounting, corporate governance, financial reporting and disclosure standards than domestic companies. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Currency exchange rates may fluctuate significantly over short periods of time. Such fluctuations in foreign currency exchange rates can affect the value of the Fund’s portfolio. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Developing Market Countries Risk—The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

Real Estate Investment Trusts Risk—Real estate investment trusts or REITs and REIT-like entities carry risks generally incident to the ownership of real property, as well as additional risks such as limited diversification, poor performance by the manager of the REIT or REIT-like entity and adverse changes to the tax laws.

U.S. Government Obligations Risk—U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

Derivatives Risk—Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss. Losses may arise as the value of the contract decreases due to, among other potentially adverse events, an unfavorable change in the price of the underlying security or commodity or if the counterparty does not perform under the contract. The use of derivatives can lead to losses because of relatively small adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by or potentially unlimited as a result of certain features of the derivatives.

Fixed Income Securities Risk—Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities is subject to volatility and losses resulting from changes or perceived changes in economic conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Interest Rate Risk—Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true, debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Multi-Style Management Risk—Because certain portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping investments.

13

High-Yield, Lower-Grade Debt Securities Risk—High-yield and lower-grade debt securities (sometimes referred to as “junk bonds”) are high risk investments and may cause principal and investment losses to the Fund to a greater extent than investment grade debt securities. Such debt securities may be considered to be speculative and may be more vulnerable to the risks associated with fixed income securities, particularly price volatility and market conditions attributable to adverse economic or political developments.

Liquidity Risk—Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions within an acceptable timeframe or at an acceptable price.

Quantitative Investment Strategy Risk—A Fund may be managed using a quantitative process. The impact of risk and quantitative metrics on a security’s performance can be difficult to predict, and securities that previously possessed certain desirable characteristics may not continue to demonstrate those same characteristics in the future. There can be no assurance that this quantitative process will perform as anticipated or enable the Fund to achieve its investment objective.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index, the MSCI ACWI SMID Cap Index (Net). The Net performance figures of the index reflect no deductions for fees, expenses or income taxes. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Prior to December 30, 2016, the Fund was named the Old Westbury Small & Mid Cap Fund and operated under a different investment strategy. The performance information shown below may not be representative of performance the Fund will achieve under its current investment strategy.

Annual Total Returns (for calendar years ended December 31st)

[To be updated by amendment]

During the periods shown in the bar chart, the highest return for a quarter was 23.72% (quarter ended 6/30/2020) and the lowest return for a quarter was (24.78)% (quarter ended 3/31/2020).

[To be updated by amendment]

Average Annual Total Returns (for the periods ended 12/31/2023)	1 Year	5 Years	10 Years
Fund Return Before Taxes	11.66%	6.77%	5.01%
Fund Return After Taxes on Distributions	11.48%	5.92%	3.55%
Fund Return After Taxes on Distributions and Sale of Shares	7.02%	5.30%	3.74%
MSCI ACWI SMID Cap Index (Net) (reflects no deduction for fees, expenses or income taxes)	16.02%	9.71%	6.58%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to

14

tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts. The Fund Return After Taxes on Distributions and Sale of Shares may be higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 1271 Avenue of the Americas, New York, New York 10020.

Portfolio Managers and Sub-Advisers.

Ms. Nancy Sheft, Managing Director of the Adviser and Head of External Managers at Bessemer, an affiliate of the Adviser, has managed the Fund since October 25, 2016.

Dr. Edward N. Aw, DBA, Managing Director of the Adviser and Head of Quantitative Strategies at Bessemer, an affiliate of the Adviser, has managed the Fund since June 2016.

Mr. Michael Morrisroe, Managing Director of the Adviser, has managed the Fund since February 28, 2014.

Ms. Andrea Tulcin, Principal of the Adviser, has managed the Fund since June 27, 2022.

Champlain Investment Partners, LLC (“Champlain”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Champlain’s portion of the Fund has been managed by a team of investment professionals led by Mr. Scott T. Brayman since January 1, 2006. The team includes Corey N. Bronner, Joseph M. Caligiuri, Joseph J. Farley, Robert D. Hallisey, and Ms. Jacqueline W. Williams. Mr. Corey N. Bronner and Mr. Joseph M. Caligiuri have been members of Champlain’s investment team since 2010. Mr. Joseph J. Farley has been a member of Champlain’s investment team since 2014. Mr. Robert D. Hallisey has been a member of Champlain’s investment team since 2016. Ms. Jacqueline W. Williams has been a member of Champlain’s investment team since 2019.

Polunin Capital Partners Limited (“Polunin”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Polunin’s portion of the Fund has been managed by Mr. Douglas Polunin since September 5, 2017. Mr. Polunin is supported by a team of investment professionals.

Acadian Asset Management LLC (“Acadian”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Acadian’s portion of the Fund has been managed by a team of investment professionals led by Mr. Brendan Bradley since July 19, 2018 and Ms. Fanesca Young since April 17, 2023.

Artisan Partners Limited Partnership (“Artisan Partners”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Artisan Partners’ portion of the Fund is managed by Rezo Kanovich. Mr. Kanovich has been portfolio manager of Artisan Partners’ portion of the Fund since July 28, 2020.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 45 of this Prospectus.

15

Tax Information

The Fund will distribute to its shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 45 of this Prospectus.

16

Old Westbury Total Equity Fund

Investment Goal

The Fund’s goal is to seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[ ]	%
Other Expenses	[ ]	%
Acquired Fund Fees and Expenses	[ ]	%
Total Annual Fund Operating Expenses(1)	[ ]	%
Less Fee Waiver(1)	([ ]	)%
Total Annual Fund Operating Expenses After Fee Waiver(1)	[ ]	%

(1)       The Adviser has contractually committed through [October 31, 2026] to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at [ ]%. This commitment may not be changed or terminated at any time before October 31, 2026 without the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, no portfolio turnover figures are available.

Principal Investment Strategies

The Fund pursues its investment goal by investing in a diversified portfolio of equity and equity-related securities of any market capitalization. The Fund has no restrictions as to the size of the companies in which it invests. The Fund may focus its investments in any market capitalization range and may change the allocation of its investments at any time.

17

Under normal circumstances, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in equity securities.

The Fund invests in a portfolio of securities the Adviser or the applicable sub-adviser believes has the potential for long-term capital appreciation. The Fund invests primarily in securities listed on securities exchanges or actively traded in over-the-counter markets. The securities may be listed or traded in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The foreign securities in which the Fund may invest may be issued by issuers located in emerging market or developing market countries. The Fund also may invest in exchange-traded funds (“ETFs”) and a variety of derivatives, including futures, options and other derivative instruments, to seek to increase or to hedge, or protect, its exposure to, for example, movements in the securities markets.

The Fund employs multiple investment strategies which the Adviser believes are complementary. The Fund’s portfolio is constructed by combining the investment styles and strategies of the Adviser and sub-advisers that have been engaged by the Fund and the Adviser.

The Fund may employ a quantitative strategy. Under a quantitative strategy, the Fund may invest in U.S. and non-U.S. equity securities with a minimum market capitalization of $250 million.

The Adviser makes the day-to-day investment decisions for portions of the Fund’s portfolio. In addition, each sub-adviser manages its allocated portion of the Fund’s portfolio by providing a model portfolio to the Adviser on an ongoing basis. The model portfolio of each sub-adviser represents such sub-adviser’s recommendation as to the securities to be purchased, sold or retained by the Fund and the recommended weightings of such securities. The Adviser then implements the investment recommendations of the sub-advisers and constructs a portfolio for the Fund that represents the aggregation of the Adviser’s portions of the Fund’s portfolio and the model portfolios of the sub-advisers, with the weighting of each sub-adviser’s model in the total portfolio determined by the Adviser.

Each sub-adviser will use its research and securities selection processes in constructing its model portfolio. The Adviser will generally invest in the component securities of the model portfolio provided by the sub-adviser and will generally invest in such securities in the same proportion as the model portfolio. However, the Adviser, in its discretion, may vary from the model portfolios under certain circumstances, such as when the Adviser believes that the securities or weightings are not appropriate for seeking to achieve the Fund’s investment objective, for tax or risk management purposes, based on overall portfolio characteristics, limitations or other factors or to seek trading cost efficiencies, portfolio rebalancing or other portfolio construction objectives.

The Adviser may adjust the weighting of Fund assets allocated to each sub-adviser’s model at any time.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser and sub-advisers use the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser and sub-advisers in using these strategies may not produce the returns expected by the Adviser or sub-advisers, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Stock Market/Company Risk—Stock markets are volatile and can decline significantly in response to real or perceived changes to the issuer, industry, market, economic, political, regulatory, geopolitical, pandemics and epidemics and other conditions. The value of an equity security can decline significantly in response to these conditions.

Market Capitalization Risk—To the extent the Fund invests in securities of companies of varying market capitalizations, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and

18

mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small-and mid-cap companies are often more volatile and relatively less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.

Foreign Market Risk—Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, social, pandemics and epidemics or other conditions. International trade tensions involving certain countries and their trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of certain country’s export industry with a potentially severe negative impact to the Fund. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions; more or less foreign government regulation; less public information; less stringent investor protections; and less stringent accounting, corporate governance, financial reporting and disclosure standards than domestic companies. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Currency exchange rates may fluctuate significantly over short periods of time. Such fluctuations in foreign currency exchange rates can affect the value of the Fund’s portfolio. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Developing Market Countries Risk—The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

Real Estate Investment Trusts Risk—Real estate investment trusts or REITs and REIT-like entities carry risks generally incident to the ownership of real property, as well as additional risks such as limited diversification, poor performance by the manager of the REIT or REIT-like entity and adverse changes to the tax laws.

U.S. Government Obligations Risk—U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

Fixed Income Securities Risk—Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities is subject to volatility and losses resulting from changes or perceived changes in economic conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Interest Rate Risk—Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true, debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Derivatives Risk—Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss. Losses may arise as the value of the contract decreases due to, among other potentially adverse events, an unfavorable change in the price of the underlying security or commodity or if the counterparty does not perform under the contract. The use of derivatives can lead to losses because of relatively small adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by or potentially unlimited as a result of certain features of the derivatives.

19

Multi-Style Management Risk—The Fund employs multiple investment strategies which the Adviser believes are complementary. However, the strategies may not in fact be complementary and the Fund could experience overlapping investments, more exposure to certain securities and higher portfolio turnover.

High-Yield, Lower-Grade Debt Securities Risk—High-yield and lower-grade debt securities (sometimes referred to as “junk bonds”) are high risk investments and may cause principal and investment losses to the Fund to a greater extent than investment grade debt securities. Such debt securities may be considered to be speculative and may be more vulnerable to the risks associated with fixed income securities, particularly price volatility and market conditions attributable to adverse economic or political developments.

Liquidity Risk—Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions within an acceptable timeframe or at an acceptable price.

Quantitative Investment Strategy Risk—A portion of the Fund may be managed using a quantitative process. The impact of risk and quantitative metrics on a security’s performance can be difficult to predict, and securities that previously possessed certain desirable characteristics may not continue to demonstrate those same characteristics in the future. There can be no assurance that this quantitative process will perform as anticipated or enable the Fund to achieve its investment objective.

Model Portfolio and Management Risk—The Fund implements the investment recommendations of sub-advisers pursuant to each sub-adviser’s respective model portfolios. The Fund is subject to the risk that the performance of a portion of the Fund allocated to a particular sub-adviser may deviate from the performance of that sub-adviser’s model portfolio. In addition, it is expected that trades will not be effected at the same time as when the sub-advisers implement their own trades, which could be on a daily basis, and this could cause the Fund’s return to be lower than if the sub-adviser implemented trades on behalf of the Fund. The Adviser has the discretion to not fully replicate a model portfolio, and the Adviser’s variation from a sub-adviser’s model portfolio may contribute to performance variations. If the Adviser does not invest the Fund in securities of the model portfolio at the same time and in the same weights, there may be a deviation in the Fund’s performance.

Performance Deviation Risk—Because of the Adviser’s timing of investing the Fund’s portfolio, the Fund’s portfolio may deviate from a model portfolio. Further, the timing of cash flows for the Fund, changes in a model portfolio and the effect of expenses applicable to the Fund which are not applicable to a model portfolio also may cause the Fund’s performance to deviate from the performance of a model portfolio.

New Fund Risk — The Fund is new with no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Performance Information

The Fund had not yet commenced investment operations as of the date of the Prospectus and does not have a full calendar year of performance. Accordingly, no performance information is shown.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 1271 Avenue of the Americas, New York, New York 10020.

Portfolio Managers and Sub-Advisers.

Mr. John Alexander Christie, Managing Director of the Adviser and Co-Head of Equities at Bessemer, an affiliate of the Adviser, has managed the Fund since its inception.

Mr. Michael Morrisroe, Managing Director of the Adviser, has managed the Fund since its inception.

Mr. John Hall, Managing Director of the Adviser and Co-Head of Equities at Bessemer, an affiliate of the Adviser, has managed the Fund since its inception.

Dr. Edward N. Aw, DBA, Managing Director of the Adviser and Head of Quantitative Strategies at Bessemer, an affiliate of the Adviser, has managed the Fund since its inception.

Ms. Nancy Sheft, Managing Director of the Adviser and Head of External Managers at Bessemer, an affiliate of the Adviser, has managed the Fund since its inception.

Mr. Jeffrey A. Rutledge, Managing Director of the Adviser, has managed the Fund since its inception.

Ms. Andrea Tulcin, Principal of the Adviser, has managed the Fund since its inception.

[Sub-Adviser Description 1]

[Sub-Adviser Description 2]

[Sub-Adviser Description 3]

20

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page [  ] of this Prospectus.

Tax Information

The Fund will distribute to its shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page [  ] of this Prospectus.

21

Old Westbury Credit Income Fund

Investment Goal

The Fund’s primary investment objective is income. Capital appreciation is a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

[To be updated by amendment]

Management Fees	0.58%
Other Expenses	0.29%
Acquired Fund Fees and Expenses	0.06%
Total Annual Fund Operating Expenses(1),(2)	0.93%
Less Fee Waiver(2)	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.91%

(1)	Total Annual Fund Operating Expenses will not agree with the ratio of expenses to average net assets before expense waivers in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)	The Adviser has contractually committed through October 31, 2026 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 0.85%. This commitment may not be changed or terminated at any time before October 31, 2026 without the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

[To be updated by amendment]

1 Year	3 Years	5 Years	10 Years
$93	$293	$511	$1,141

Portfolio Turnover

The Fund pays transaction costs, such as commission, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was [45]% of the average value of its portfolio.

Principal Investment Strategies

The Fund may invest in debt or debt linked instruments of any credit rating, and there are no limits on the Fund’s investments in high-yield (“junk”) bonds. The Fund defines credit instruments broadly to include any debt or debt linked instrument, including corporate and sovereign bonds, leveraged loans (or bank loans), municipal securities, preferred securities, convertible securities, and securitized instruments

22

(including mortgage- and asset-backed securities). The Fund, under normal market circumstances invests at least 80% of its net assets (including any borrowing for investment purposes) in credit instruments and derivative instruments that are linked to, or provide investment exposure to, credit instruments, including short exposure. Additionally, the Adviser, as part of the Fund’s overall portfolio construction, may invest in various securities with an aim of managing risk and overall volatility similar to the benchmark over a business cycle. There is no limit on the Fund’s investments in securities issued by foreign issuers, including issuers in emerging markets, although the Fund’s overall net exposure to non-U.S. currencies through direct holdings and derivatives is normally limited to 25% of its net assets. The Fund may invest up to 20% of its net assets in long and short positions in equity securities, including common stocks, warrants, and other equity securities in addition to derivatives that provide exposure to equity securities.

High yield instruments are rated below investment grade (BB and lower, or an equivalent rating), and tend to provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield instruments in which the Fund may invest include bonds, leveraged loans, and securities in default. The Fund may invest in debt instruments of any maturity or duration, although the Fund expects to normally maintain an effective duration between 2 and 8 years. Duration is an estimate of a security’s (or portfolio of securities) sensitivity to changes in prevailing interest rates, with securities with a higher duration generally tending to be more sensitive to changes in prevailing interest rates.

The Adviser employs sub-advisers for some asset classes, or segments of specific asset classes, and allocates the Fund’s portfolio investments on an opportunistic basis intended to achieve attractive relative returns among asset classes and investments. The Adviser’s investment process consists of fundamental research as well as the use of proprietary quantitative models that evaluate a universe of securities based on factors such as credit quality, maturity, valuation, revenues, earnings, capital discipline, financial leverage and volatility.

The Fund’s investment approach provides the Fund the flexibility to invest across a wide variety of global credit instruments without constraints to particular benchmarks, asset classes, or sectors. Through this flexibility, and the use of active risk management and hedging positions, the Fund attempts to benefit from the upsides of the fixed income credit markets while avoiding some of the downsides over a full market cycle.

When deciding whether to adjust allocations among the various sectors and asset classes (such as high yield corporate bonds, mortgage- and asset-backed securities, international bonds, sovereign bonds, municipal securities, and leveraged loans) or duration (which measures the Fund’s price sensitivity to interest rate changes), the Adviser may consider factors such as expected interest rate movements and currency valuations, the outlook for inflation and the economy, and the yield advantage and potential for increased returns that lower rated bonds may offer over investment-grade bonds.

The Fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards.

Bank loans, also known as leveraged loans, represent amounts borrowed by companies or other entities from banks and other lenders. These loans have floating interest rates that reset periodically (typically quarterly or monthly) and are often rated below investment grade (sometimes referred to as “junk bonds”). In many cases, the borrowing companies have significantly more debt than equity and the loans have been issued in connection with recapitalizations, acquisitions, leveraged buyouts, or refinancings. Leveraged loans may be acquired directly through an agent acting on behalf of the lenders participating in the loan, as an assignment from another lender who holds a direct interest in the loan, or as a participation interest in another lender’s portion of the loan.

While most assets are typically invested in bonds and other debt instruments, the Fund also may use credit default swaps (on both indexes and specific bonds or issuers), total return swaps (on both indexes and specific bonds or issuers), interest rate futures, interest rate swaps, forward currency exchange

23

contracts, and options on such instruments. The Fund intends to buy or sell credit default and total return swaps in order to generate returns, adjust the Fund’s overall credit quality, or protect the value of certain portfolio holdings, as well as to seek to profit from expected deterioration in the credit quality of an issuer or the widening of credit spreads. Total return swaps may also be used in order to obtain a short position with respect to a particular instrument. Interest rate futures and interest rate swaps are primarily used to manage the Fund’s exposure to interest rate changes and to seek to limit overall volatility by adjusting the portfolio’s duration and extending or shortening the overall maturity of the Fund. Forward currency exchange contracts may be used to limit overall volatility by protecting the Fund’s non-U.S. dollar-denominated holdings from adverse currency movements relative to the U.S. dollar or to generate returns by gaining long or short exposure to certain currencies expected to increase or decrease in value relative to other currencies. In addition, the Fund may take a short position in a currency, which means that the Fund could sell a currency in excess of its assets denominated in that currency (or the fund might sell a currency even if it doesn’t own any assets denominated in the currency).

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Fund” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Fixed Income Securities Risk—Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities can be subject to volatility and losses resulting from changes or perceived changes to the issuer, as well as industry, market, economic, political, regulatory, and geopolitical developments, including pandemics, epidemics and other conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

High-Yield, Lower-Grade Debt Securities Risk—High-yield and lower-grade debt securities (sometimes referred to as “junk bonds”) are high risk investments and may cause principal and investment losses to the Fund to a greater extent than investment grade debt securities. Such debt securities may be considered to be speculative and may be more vulnerable to the risks associated with fixed income securities, particularly price volatility and market conditions attributable to adverse economic or political developments.

Bank Loans Risk—Investments in bank loans expose the Fund to additional risks beyond those normally associated with more traditional debt instruments. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans

24

may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the Fund may not receive its proceeds in a timely manner or that the Fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Prepayments and Extensions—The Fund is subject to prepayment risks because the principal on mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

International Investing—Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

TBAs and Dollar Rolls—Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the Fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions are collateralized but they still involve the risk that a counterparty will fail to deliver the security, exposing the Fund to potential losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. Also, the Fund’s portfolio turnover rate and transaction costs are increased when the Fund enters into dollar roll transactions.

Leverage—Investing in certain futures contracts, options and swaps and other derivative instruments, and engaging in short sales, will result in leverage. These instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If a Fund obtains leverage through purchasing certain types of derivative instruments or engaging in short sales, the Fund is exposed to the risk that losses may exceed the net assets of the Fund. The net asset value of a Fund while employing leverage can become more volatile and sensitive to market movements.

Short Positions—A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales may also involve transaction and financing costs that will reduce potential fund gains and increase potential fund losses. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Hedging—The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.

Developing Market Countries Risk—The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

25

Interest Rate Risk—Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true, debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Liquidity Risk—Liquidity risk means the risk that the Fund could not meet requests to redeem shares without significant dilution of remaining investors’ interests. Liquidity risk may also include the risk that it may be difficult or impossible to sell certain positions within an acceptable timeframe or at an acceptable price.

Quantitative Investment Strategy Risk—The Fund may be managed using a quantitative process. The impact of risk and quantitative metrics on a security’s performance can be difficult to predict, and securities that previously possessed certain desirable characteristics may not continue to demonstrate those same characteristics in the future. There can be no assurance that this quantitative process will perform as anticipated or enable the Fund to achieve its investment objective.

U.S. Government Obligations Risk—U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

Inflation-Protected Securities Risk—The value of an inflation-protected debt security generally will fall when real interest rates rise.

Mortgage-Backed and Asset-Backed Securities Risk—Securities representing interests in “pools” of mortgages or other assets are subject to various risks, including prepayment and contraction risk, risk of default of the underlying mortgage or assets and delinquencies and losses of the underlying mortgage or assets.

Municipal Securities Risk—Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, the Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market.

Convertible Securities Risk—Convertible securities are subject to interest rate risk, the risk that the issuer will not be able to pay interest or dividend when due, the risk that their market value may change based on changes to the issuer’s credit ratings or the market’s perception of the issuer’s creditworthiness, and the risk that their value may not increase or decrease as rapidly as the underlying common stock. Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument.

Common Stock Risk—Stock markets are volatile and can decline significantly in response to real or perceived changes to the issuer, industry, market, economic, political, regulatory, geopolitical, pandemics and epidemics and other conditions. The value of an equity security can decline significantly in response to these conditions. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow.

Preferred Securities Risk—Preferred securities generally have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. Unlike interest payments on debt securities, preferred securities dividends are payable only if declared by the issuer’s board of directors. Preferred securities also may be subject to optional or mandatory redemption provisions.

Foreign Market Risk—Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, social, pandemics and epidemics or other conditions. International trade tensions involving certain countries and their trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations,

26

trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of certain country’s export industry with a potentially severe negative impact to the Fund. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions; more or less foreign government regulation; less public information; less stringent investor protections; and less stringent accounting, corporate governance, financial reporting and disclosure standards than domestic companies. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Currency exchange rates may fluctuate significantly over short periods of time. Such fluctuations in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Multi-Style Management Risk - Because certain portions of the Fund’s assets are managed by different portfolio managers using different styles, the Fund could experience overlapping investments.

Derivatives Risk—Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss. Losses may arise as the value of the contract decreases due to, among other potentially adverse events, an unfavorable change in the price of the underlying security or commodity or if the counterparty does not perform under the contract. The use of derivatives can lead to losses because of relatively small adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by or potentially unlimited as a result of certain features of the derivatives.

Swaps Risk—Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different market factors or types of investments, including a specified reference security, basket of securities, securities market index or index component. Swaps may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, securities market indexes, or other factors such as security prices or inflation rates. Swaps may be leveraged and are subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because the Fund may not reasonably expect to be able to sell or dispose of a swap in current market conditions in seven calendar days or less without the sale or disposition significantly changing its market value, certain swaps may be considered to be illiquid. Also, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. In addition, some swaps may be complex and difficult to value.

Performance Information [To be updated by amendment]

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index, the ICE Bank of America 1-10 Year U.S. Corporate Index. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance shown below reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

27

Annual Total Return (for calendar years ended December 31st)

[To be updated by amendment]

During the period shown in the bar chart, the highest return for a quarter was 7.31% (quarter ended 12/31/2023) and the lowest return for a quarter was (7.36)% (quarter ended 6/30/2022).
[To be updated by amendment]

Average Annual Total Returns (for the periods ended 12/31/2023)	1 Year	Since Commencement of Operations (10/1/2020)
Fund Return Before Taxes	6.41%	(1.70)%
Fund Return After Taxes on Distributions	4.10%	(3.54)%
Fund Return After Taxes on Distributions and Sale of Shares	3.78%	(2.01)%
ICE Bank of America 1-10 Year U.S. Corporate Index (reflects no deduction for fees, expenses, or income and withholding taxes)	7.33%	(0.64)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts. The Fund Return After Taxes on Distributions and Sale of Shares may be higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 1271 Avenue of the Americas, New York, New York 10020.

Portfolio Managers and Sub-Advisers.

Mr. David W. Rossmiller, Managing Director of the Adviser and Chief of Portfolio Management at Bessemer, an affiliate of the Adviser, has managed the Fund since its inception.

Mr. Jared B. Olivenstein, Managing Director of the Adviser, has managed the Fund since its inception.

Dr. Qiang Jiang, PhD, Managing Director of the Adviser and Director of Investment Quantitative R&D at Bessemer, an affiliate of the Adviser, has managed the Fund since its inception.

Mr. Anthony Wile, Principal of the Adviser, has managed the Fund since its inception.

BlackRock Financial Management, Inc. (“BlackRock”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Messrs. Ibrahim Incoglu and Saffet Ozbalci have been portfolio managers of BlackRock’s portion of the Fund since its inception.

Muzinich & Co., Inc. (“Muzinich”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Messrs. Michael McEachern, Warren Hyland,

28

Thomas Samson, Torben Ronberg, Anthony DeMeo and Joseph Galzerano have been portfolio managers of Muzinich’s portion of the Fund since its inception.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 45 of this Prospectus.

Tax Information

The Fund will distribute to its shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 45 of this Prospectus.

29

Old Westbury Fixed Income Fund

Investment Goal

The Fund’s goal is to seek total return (consisting of current income and capital appreciation).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

[To be updated by amendment]

Management Fees	0.40%
Other Expenses	0.29%
Total Annual Fund Operating Expenses(1)	0.69%
Less Fee Waiver(1)	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.57%

(1)	The Adviser has contractually committed through October 31, 2026 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 0.57%. This commitment may not be changed or terminated at any time before October 31, 2026 without the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

[To be updated by amendment]

1 Year	3 Years	5 Years	10 Years
$58	$196	$360	$835

Portfolio Turnover

The Fund pays transaction costs, such as commission, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was [92]% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of investment-grade bonds and notes of any maturity. The Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in investment-grade fixed income securities including corporate, asset-backed, mortgage-backed, and U.S. Government securities. The Adviser attempts to manage the Fund’s “total return” (which includes both changes in principal value of the Fund’s securities and income earned) by lengthening or shortening the average maturity of the Fund’s securities according to whether the Adviser expects market interest rates to rise or decline. The Fund may also engage in futures and options transactions, both to increase return and/or to hedge, or protect, its exposure to, for example, interest rate movements, movements in the

30

commodities or securities markets and currency value fluctuations. In addition, the Fund may invest in exchange-traded funds (“ETFs”), convertible securities, municipal securities, and inflation-protected securities such as Treasury Inflation Protected Securities (“TIPS”) and similar bonds issued by governments outside of the United States. Fixed income securities held by the Fund may be of any maturity.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Fixed Income Securities Risk—Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities is subject to volatility and losses resulting from changes or perceived changes in economic conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

Interest Rate Risk—Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true, debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Liquidity Risk—Liquidity risk means the risk that the Fund could not meet requests to redeem shares without significant dilution of remaining investors’ interests. Liquidity risk may also include the risk that it may be difficult or impossible to sell certain positions within an acceptable timeframe or at an acceptable price.

U.S. Government Obligations Risk—U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

Inflation-Protected Securities Risk—The value of an inflation-protected debt security generally will fall when real interest rates rise.

Mortgage-Backed and Asset-Backed Securities Risk—Securities representing interests in “pools” of mortgages or other assets are subject to various risks, including prepayment and contraction risk, risk of default of the underlying mortgage or assets and delinquencies and losses of the underlying mortgage or assets.

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Municipal Securities Risk—Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, the Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market.

Convertible Securities Risk—Convertible securities are subject to interest rate risk, the risk that the issuer will not be able to pay interest or dividend when due, the risk that their market value may change based on changes to the issuer’s credit ratings or the market’s perception of the issuer’s creditworthiness, and the risk that their value may not increase or decrease as rapidly as the underlying common stock. Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument.

Foreign Market Risk—Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, social, pandemics and epidemics or other conditions. International trade tensions involving certain countries and their trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of certain country’s export industry with a potentially severe negative impact to the Fund. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions; more or less foreign government regulation; less public information; less stringent investor protections; and less stringent accounting, corporate governance, financial reporting and disclosure standards than domestic companies. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Currency exchange rates may fluctuate significantly over short periods of time. Such fluctuations in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Derivatives Risk—Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss. Losses may arise as the value of the contract decreases due to, among other potentially adverse events, an unfavorable change in the price of the underlying security or commodity or if the counterparty does not perform under the contract. The use of derivatives can lead to losses because of relatively small adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by or potentially unlimited as a result of certain features of the derivatives.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index, the ICE BofA 1-10 Year AAA-A US Corporate & Government Index. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

32

Annual Total Returns (for calendar years ended December 31st)

[To be updated by amendment]

During the periods shown in the bar chart, the highest return for a quarter was 5.02% (quarter ended 12/31/2023) and the lowest return for a quarter was (4.27)% (quarter ended 3/31/2022).

[To be updated by amendment]

Average Annual Total Returns (for the periods ended 12/31/2023)	1 Year	5 Years	10 Years
Fund Return Before Taxes	4.81%	1.18%	1.08%
Fund Return After Taxes on Distributions	3.49%	0.21%	0.27%
Fund Return After Taxes on Distributions and Sale of Shares	2.83%	0.55%	0.50%
ICE BofA 1-10 Year AAA-A US Corporate & Government Index (reflects no deduction for fees, expenses, or income and withholding taxes)	4.70%	1.31%	1.53%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts. The Fund Return After Taxes on Distributions and Sale of Shares may be higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 1271 Avenue of the Americas, New York, New York 10020.

Portfolio Managers.

Mr. David W. Rossmiller, Managing Director of the Adviser and Chief of Portfolio Management at Bessemer, an affiliate of the Adviser, has managed the Fund since November 30, 2012.

Ms. Beatriz M. Cuervo, Managing Director of the Adviser and Head of Taxable Fixed Income at Bessemer, an affiliate of the Adviser, has managed the Fund since February 28, 2014.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 45 of this Prospectus.

Tax Information

The Fund will distribute to its shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

33

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 45 of this Prospectus.

Old Westbury Short-Term Bond Fund

Investment Goal

The Fund’s primary investment objective is income. Capital appreciation is a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

[To be updated by amendment]

Management Fees	0.32%
Other Expenses	0.29%
Total Annual Fund Operating Expenses(1)	0.61%
Less Fee Waiver(2)	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.37%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year. “Other Expenses” include “acquired fund fees and expenses,” which are expected to be less than 0.01% of the average net assets of the fund.

(2)	The Adviser has contractually committed through October 31, 2026 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 0.37%. This commitment may not be changed or terminated at any time before October 31, 2026 without the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

[To be updated by amendment]

1 Year	3 Years
$38	$146

Portfolio Turnover

The Fund pays transaction costs, such as commission, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, no portfolio turnover figures are available.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of short- and intermediate-term investment-grade bonds and notes. The Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in investment-grade fixed income securities including sovereign, corporate, asset-backed, money market securities, bank obligations, foreign securities (including securities of issuers in emerging markets and non-U.S. dollar-denominated securities), and U.S. Government securities. The Fund only invests in investment-grade debt obligations, rated at the time of purchase by at least one major rating agency or, if unrated, determined by the Adviser to be of comparable quality. After purchase, a debt obligation

34

may cease to be rated or may have its rating downgraded below investment grade. In such cases, the Adviser will consider whether to continue to hold the debt obligation. The Fund may hold debt obligations of any credit rating or no rating. The dollar-weighted average portfolio effective maturity of the Fund is expected to be more than one year but less than three years during normal market conditions. The Fund may invest in debt obligations of all maturities.

The Fund may also engage in futures, forwards and options transactions, both to increase return and/or to hedge, or protect, its exposure to, for example, interest rate movements, movements in the commodities or securities markets and currency value fluctuations. In addition, the Fund may invest in exchange-traded funds (“ETFs”), municipal securities, and inflation-protected securities such as Treasury Inflation Protected Securities (“TIPS”) and similar bonds issued by governments outside of the United States.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Fixed Income Securities Risk—Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities is subject to volatility and losses resulting from changes or perceived changes in economic conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual bonds, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

Interest Rate Risk—Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true, debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Liquidity Risk—Liquidity risk means the risk that the Fund could not meet requests to redeem shares without significant dilution of remaining investors’ interests. Liquidity risk may also include the risk that it may be difficult or impossible to sell certain positions within an acceptable timeframe or at an acceptable price.

U.S. Government Obligations Risk—U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

Inflation-Protected Securities Risk—The value of an inflation-protected debt security generally will fall when real interest rates rise.

35

Mortgage-Backed and Asset-Backed Securities Risk—Securities representing interests in “pools” of mortgages or other assets are subject to various risks, including prepayment and contraction risk, risk of default of the underlying mortgage or assets and delinquencies and losses of the underlying mortgage or assets.

Municipal Securities Risk—Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, the Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market.

Prepayments and Extensions—The Fund is subject to prepayment risks because the principal on mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

Foreign Market Risk—Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, social, pandemics and epidemics or other conditions. International trade tensions involving certain countries and their trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of certain country’s export industry with a potentially severe negative impact to the Fund. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions; more or less foreign government regulation; less public information; less stringent investor protections; and less stringent accounting, corporate governance, financial reporting and disclosure standards than domestic companies. The risks of foreign investments are increased in emerging markets which may experience hyperinflation and have far lower trading volumes and less liquidity than developed markets. Currency exchange rates may fluctuate significantly over short periods of time. Such fluctuations in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Derivatives Risk—Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss. Losses may arise as the value of the contract decreases due to, among other potentially adverse events, an unfavorable change in the price of the underlying security or commodity or if the counterparty does not perform under the contract. The use of derivatives can lead to losses because of relatively small adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by or potentially unlimited as a result of certain features of the derivatives.

New Fund Risk—The Fund is new with no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Performance Information [To be updated by amendment]

The Fund recently commenced operations, and therefore does not have a performance history.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 1271 Avenue of the Americas, New York, New York 10020.

36

Portfolio Managers.

Mr. David W. Rossmiller, Managing Director of the Adviser and Chief of Portfolio Management at Bessemer, an affiliate of the Adviser, has managed the Fund since its inception.

Mr. Peter D. Hayward, Senior Vice President of the Adviser, has managed the Fund since its inception.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 45 of this Prospectus.

Tax Information

The Fund will distribute to its shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 45 of this Prospectus.

37

Old Westbury Municipal Bond Fund

Investment Goal

The Fund’s goal is to seek total return (consisting of current income that is exempt from regular federal income tax and capital appreciation).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

[To be updated by amendment]

Management Fees	0.37%
Other Expenses	0.28%
Total Annual Fund Operating Expenses(1)	0.65%
Less Fee Waiver(1)	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.57%

(1)	The Adviser has contractually committed through October 31, 2026 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 0.57%. This commitment may not be changed or terminated at any time before October 31, 2026 without the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

[To be updated by amendment]

1 Year	3 Years	5 Years	10 Years
$58	$191	$346	$796

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was [52]% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of investment-grade municipal securities, which include tax-free debt securities of states, territories, and possessions of the U.S. and political subdivisions and taxing authorities of these entities, with a goal of seeking total return (consisting of current income that is exempt from regular federal income tax and capital appreciation). The Fund invests, as a fundamental policy, at least 80% of its net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax, but not necessarily the federal alternative minimum tax. The Fund invests, as a non-fundamental policy, under

38

normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in municipal bonds. The Fund may also engage in futures and options transactions, both to increase return and/or to hedge, or protect, its exposure to, for example, interest rate movements. In addition, the Fund may invest in exchange-traded funds (“ETFs”), U.S. Treasury securities, securities subject to the federal alternative minimum tax, taxable municipal bonds, and inflation-protected securities such as Treasury Inflation Protected Securities (“TIPS”) and similar bonds issued by governments outside of the United States. Fixed income securities held by the Fund may be of any maturity.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Fixed Income Securities Risk—Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities is subject to volatility and losses resulting from changes or perceived changes in economic conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Geographic Focus Risk—To the extent that the Fund focuses on investments within a single state, its performance can be more volatile than that of a fund that invests more broadly. Adverse economic, political, and regulatory conditions affecting the state are likely to affect the Fund’s performance.

Municipal Securities Risk—Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, the Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market. Any failure of municipal securities invested in by the Fund to meet certain applicable legal requirements, or any proposed or actual changes in federal or state tax law, could cause Fund distributions attributable to interest on such securities to be taxable.

Interest Rate Risk—Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true, debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Liquidity Risk—Liquidity risk means the risk that the Fund could not meet requests to redeem shares without significant dilution of remaining investors’ interest. Liquidity risk may also include the risk that it may be difficult or impossible to sell certain positions within an acceptable timeframe or at an acceptable price.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline.

39

Derivatives Risk—Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss. Losses may arise as the value of the contract decreases due to, among other potentially adverse events, an unfavorable change in the price of the underlying security or commodity or if the counterparty does not perform under the contract. The use of derivatives can lead to losses because of relatively small adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by or potentially unlimited as a result of certain features of the derivatives.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund to a broad-based securities index, the ICE BofA 1-12 Year AAA-AA Municipal Securities Index. The Fund also compares its performance to the Lipper Short-Intermediate Municipal Debt Funds Index. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance shown below reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would have been lower.

Annual Total Returns (for calendar years ended December 31st)

[To be updated by amendment]

During the periods shown in the bar chart, the highest return for a quarter was 5.56% (quarter ended 12/31/2023) and the lowest return for a quarter was (4.90)% (quarter ended 3/31/2022).

[To be updated by amendment]

Average Annual Total Returns (for the periods ended 12/31/2023)	1 Year	5 Years	10 Years
Fund Return Before Taxes	4.02%	1.39%	1.41%
Fund Return After Taxes on Distributions	3.83%	1.23%	1.29%
Fund Return After Taxes on Distributions and Sale of Shares	3.04%	1.30%	1.33%
ICE BofA 1-12 Year AAA-AA Municipal Securities Index (reflects no deduction for fees, expenses or income and withholding taxes)	4.01%	1.73%	1.86%
Lipper Short-Intermediate Municipal Debt Funds Index (reflects no deduction for fees, expenses or income and withholding taxes)	4.19%	1.61%	1.56%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts. The Fund Return After Taxes on Distributions and Sale of Shares may be higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

40

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 1271 Avenue of the Americas, New York, New York 10020.

Portfolio Managers.

Mr. David W. Rossmiller, Managing Director of the Adviser and Chief of Portfolio Management at Bessemer, an affiliate of the Adviser, has managed the Fund since February 28, 2020.

Mr. Kevin Akinskas, Managing Director of the Adviser and Head of Municipal Bonds at Bessemer, an affiliate of the Adviser, has managed the Fund since February 24, 2020.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 45 of this Prospectus.

Tax Information

The Fund will distribute to its shareholders substantially all of its net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Distributions of the Fund’s net investment income from tax-exempt securities, if any, generally will not be subject to federal income tax, although a portion of such distributions may be subject to the federal alternative minimum tax. Other distributions from the Fund generally will be taxed as described in the paragraph above. For additional information, see the section entitled “Taxes” on page 72 of this Prospectus.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 45 of this Prospectus.

41

Old Westbury California Municipal Bond Fund

Investment Goal

The Fund’s goal is to seek total return (consisting of current income that is exempt from regular federal and California income tax and capital appreciation).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

[To be updated by amendment]

Management Fees	0.45%
Other Expenses	0.31%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1),(2)	0.77%
Less Fee Waiver(2)	(0.19)%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.58%

(1)	Total Annual Fund Operating Expenses will not agree with the ratio of expenses to average net assets before expense waivers in the Fund’s Financial Highlights, as the Financial Highlights reflect actual direct operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)	The Adviser has contractually committed through October 31, 2026 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 0.57%. This commitment may not be changed or terminated at any time before October 31, 2026 without the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

[To be updated by amendment]

1 Year	3 Years	5 Years	10 Years
$59	$207	$389	$917

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was [75]% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a non-diversified portfolio of investment-grade municipal securities, which include tax-free debt securities issued by the State of California, its political subdivisions and taxing authorities, with a goal of seeking total return consisting of current income that is exempt from

42

regular federal and California income tax and capital appreciation. The Fund invests, as a fundamental policy, at least 80% of its net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax and California income tax, but not necessarily the federal alternative minimum tax. The Fund may also engage in futures and options transactions, both to increase return and/or to hedge, or protect, its exposure to, for example, interest rate movements. In addition, the Fund may invest in exchange-traded funds (“ETFs”), U.S. Treasury securities, securities subject to the federal alternative minimum tax, taxable municipal bonds, and inflation-protected securities such as Treasury Inflation Protected Securities (“TIPS”) and similar bonds issued by governments outside of the United States. Fixed income securities held by the Fund may be of any maturity.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Fixed Income Securities Risk—Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities is subject to volatility and losses resulting from changes or perceived changes in economic conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Municipal Securities Risk—Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, the Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market. Any failure of municipal securities invested in by the Fund to meet certain applicable legal requirements, or any proposed or actual changes in federal or state tax law, could cause Fund distributions attributable to interest on such securities to be taxable.

Risks related to investing in California—The Fund invests a significant portion of its assets in municipal obligations of issuers located in the State of California. While California’s economy is broad, it does have major concentrations in advanced electronics and computer technology, manufacturing, entertainment, agriculture, tourism, construction and services, and may be sensitive to economic problems affecting those industries. The Fund’s investment in a single state may make its performance more volatile than that of a fund that invests more broadly. The Fund may be affected by political, economic, environmental (such as natural disasters), public health (including pandemics and epidemics), regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities.

Interest Rate Risk—Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true, debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s

43

perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Liquidity Risk—Liquidity risk means the risk that the Fund could not meet requests to redeem shares without significant dilution of remaining investors’ interests. Liquidity risk may also include the risk that it may be difficult or impossible to sell certain positions within an acceptable timeframe or at an acceptable price.

U.S. Government Obligations Risk—U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline. ETFs may trade at a premium or discount to the aggregate value of the underlying securities. A shareholder may be charged fees not only on Fund shares held directly but also indirectly on the ETF shares that a Fund purchases.

Non-Diversification Risk—The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds.

Derivatives Risk—Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss. Losses may arise as the value of the contract decreases due to, among other potentially adverse events, an unfavorable change in the price of the underlying security or commodity or if the counterparty does not perform under the contract. The use of derivatives can lead to losses because of relatively small adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by or potentially unlimited as a result of certain features of the derivatives.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index, the ICE BofA 3-7 Year AAA-AA Municipal Securities Index. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance shown below reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Annual Total Returns (for calendar years ended December 31st)

[To be updated by amendment]

44

During the period shown in the bar chart, the highest return for a quarter was 5.48% (quarter ended 12/31/2023) and the lowest return for a quarter was (4.72)% (quarter ended 3/31/2022).

[To be updated by amendment]

Average Annual Total Returns (for the periods ended 12/31/2023)	1 Year	5 Years	Since Commencement of Operations (12/4/2018)
Fund Return Before Taxes	4.75%	1.39%	1.52%
Fund Return After Taxes on Distributions	4.48%	1.19%	1.32%
Fund Return After Taxes on Distributions and Sale of Shares	3.53%	1.28%	1.39%
ICE BofA 3-7 Year AAA-AA Municipal Securities Index (reflects no deduction for fees, expenses, or income and withholding taxes)	3.78%	1.49%	1.66%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts. The Fund Return After Taxes on Distributions and Sale of Shares may be higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 1271 Avenue of the Americas, New York, New York 10020.

Portfolio Managers.

Mr. David W. Rossmiller, Managing Director of the Adviser and Chief of Portfolio Management at Bessemer, an affiliate of the Adviser, has managed the Fund since its inception on December 1, 2018.

Mr. Kevin Akinskas, Managing Director of the Adviser and Head of Municipal Bonds at Bessemer, an affiliate of the Adviser, has managed the Fund since February 24, 2020.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 45 of this Prospectus.

Tax Information

The Fund will distribute to its shareholders substantially all of its net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Distributions of the Fund’s net investment income from tax-exempt securities, if any, generally will not be subject to federal income tax, although a portion of such distributions may be subject to the federal alternative minimum tax. Other distributions from the Fund generally will be taxed as described in the paragraph above. For additional information, see the section entitled “Taxes” on page 72 of this Prospectus.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 45 of this Prospectus.

45

Old Westbury New York Municipal Bond Fund

Investment Goal

The Fund’s goal is to seek total return (consisting of current income that is exempt from regular federal and New York income tax and capital appreciation).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

[To be updated by amendment]

Management Fees	0.45%
Other Expenses	0.29%
Total Annual Fund Operating Expenses(1)	0.74%
Less Fee Waiver(1)	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.57%

(1)	The Adviser has contractually committed through October 31, 2026 to waive its advisory fees to the extent necessary to maintain the net operating expense ratio of the Fund, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses (if any), at 0.57%. This commitment may not be changed or terminated at any time before October 31, 2026 without the approval of the Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

[To be updated by amendment]

1 Year	3 Years	5 Years	10 Years
$58	$201	$377	$885

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was [48]% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a non-diversified portfolio of investment-grade municipal securities, which include tax-free debt securities issued by the State of New York, its political subdivisions and taxing authorities, with a goal of seeking total return consisting of current income that is exempt from regular federal and New York income tax and capital appreciation. The Fund invests, as a fundamental policy, at least 80% of its net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax and New York income tax, but not necessarily the federal alternative minimum tax. The Fund may also engage in futures and options

46

transactions, both to increase return and/or to hedge, or protect, its exposure to, for example, interest rate movements. In addition, the Fund may invest in exchange-traded funds (“ETFs”), U.S. Treasury securities, securities subject to the federal alternative minimum tax, taxable municipal bonds, and inflation-protected securities such as Treasury Inflation Protected Securities (“TIPS”) and similar bonds issued by governments outside of the United States. Fixed income securities held by the Fund may be of any maturity.

Principal Risks

All investments carry a certain amount of risk and there is no assurance that the Fund will achieve its investment goal. The Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment goal. Investment decisions made by the Adviser in using these strategies may not produce the returns expected by the Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with a similar investment goal. The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You could lose all or a part of your investment in the Fund.

The following are the principal risks of investing in the Fund. Please see “Additional Information About the Funds” for a detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

Fixed Income Securities Risk—Fixed income securities are subject to a number of risks, including interest rate risk, credit risk, and the risks associated with a lack of liquidity in the fixed income market. In addition, the value of fixed income securities is subject to volatility and losses resulting from changes or perceived changes in economic conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Municipal Securities Risk—Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, the Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market. Any failure of municipal securities invested in by the Fund to meet certain applicable legal requirements, or any proposed or actual changes in federal or state tax law, could cause Fund distributions attributable to interest on such securities to be taxable.

Risks related to investing in New York—The Fund invests a significant portion of its assets in municipal obligations of issuers located in the State of New York and, therefore, will have greater exposure to negative political, economic, public health (including pandemics and epidemics), regulatory or other factors within the State of New York, including the financial condition of its public authorities and political subdivisions, than a fund that invests in a broader base of securities. The Fund’s investment in a single state may make its performance more volatile than that of a fund that invests more broadly. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. As the nation’s financial capital, New York’s and New York City’s economy is heavily dependent on the financial sector and may be sensitive to economic problems affecting the sector. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations.

Interest Rate Risk—Interest rate risk is the risk of losses attributable to changes in interest rates. In general, when interest rates rise, debt security prices tend to fall. The opposite is also generally true, debt security prices tend to rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

47

Liquidity Risk—Liquidity risk means the risk that the Fund could not meet requests to redeem shares without significant dilution of remaining investors’ interests. Liquidity risk may also include the risk that it may be difficult or impossible to sell certain positions within an acceptable timeframe or at an acceptable price.

U.S. Government Obligations Risk—U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to many of the same risks associated with individual stocks, including market risk where the market as a whole, or the specific sector in which an ETF invests, may decline. ETFs may trade at a premium or discount to the aggregate value of the underlying securities. A shareholder may be charged fees not only on Fund shares held directly but also indirectly on the ETF shares that a Fund purchases.

Non-Diversification Risk—The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds.

Derivatives Risk—Derivatives are subject to a number of risks, including changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate a loss. Losses may arise as the value of the contract decreases due to, among other potentially adverse events, an unfavorable change in the price of the underlying security or commodity or if the counterparty does not perform under the contract. The use of derivatives can lead to losses because of relatively small adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by or potentially unlimited as a result of certain features of the derivatives.

Performance Information

The bar chart and the performance table shown below provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index, the ICE BofA 3-7 Year AAA-AA Municipal Securities Index. Past performance (before and after taxes) does not necessarily predict future performance. Fund performance reflects fees, waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Annual Total Returns (for calendar years ended December 31st)

[To be updated by amendment]

48

During the period shown in the bar chart, the highest return for a quarter was 5.53% (quarter ended 12/31/2023) and the lowest return for a quarter was (4.76)% (quarter ended 3/31/2022).

[To be updated by amendment]

Average Annual Total Returns (for the periods ended 12/31/2023)	1 Year	5 Years	Since Commencement of Operations (12/4/2018)
Fund Return Before Taxes	4.24%	1.45%	1.56%
Fund Return After Taxes on Distributions	4.02%	1.29%	1.40%
Fund Return After Taxes on Distributions and Sale of Shares	3.13%	1.34%	1.42%
ICE BofA 3-7 Year AAA-AA Municipal Securities Index (reflects no deduction for fees, expenses, or income and withholding taxes)	3.78%	1.49%	1.66%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts. The Fund Return After Taxes on Distributions and Sale of Shares may be higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management of the Fund

Investment Adviser. Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), is located at 1271 Avenue of the Americas, New York, New York 10020.

Portfolio Managers.

Mr. David W. Rossmiller, Managing Director of the Adviser and Chief of Portfolio Management at Bessemer, an affiliate of the Adviser, has managed the Fund since its inception on December 1, 2018.

Mr. Kevin Akinskas, Managing Director of the Adviser and Head of Municipal Bonds at Bessemer, an affiliate of the Adviser, has managed the Fund since February 24, 2020.

Purchase and Sale of Fund Shares

For important information about the purchase and sale of Fund shares, please turn to the section entitled “Purchase and Sale of Fund Shares” on page 45 of this Prospectus.

Tax Information

The Fund will distribute to its shareholders substantially all of its net investment income and realized net capital gains, if any. Distributions from the Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Distributions of the Fund’s net investment income from tax-exempt securities, if any, generally will not be subject to federal income tax, although a portion of such distributions may be subject to the federal alternative minimum tax. Other distributions from the Fund generally will be taxed as described in the paragraph above. For additional information, see the section entitled “Taxes” on page 72 of this Prospectus.

Financial Intermediary Compensation

For important information about financial intermediary compensation, please turn to the section entitled “Financial Intermediary Compensation” on page 45 of this Prospectus.

49

PURCHASE AND SALE OF FUND SHARES

To open an account with one of the Funds, your first investment must be at least $1,000. However, you can add to your account for as little as $100. In certain circumstances, these minimums may be waived or lowered at the Funds’ and/or the Adviser’s discretion. Shares of each Fund may be redeemed by mail or by wire through a Selling Agent or through the Transfer Agent (as defined below). Shares of a Fund will be sold at its next determined net asset value (“NAV”). Notwithstanding the foregoing, the Funds and the Adviser reserve the right to reject any purchase request at any time, for any reason.

For additional information regarding the purchase and sale of Fund shares, please turn to the sections entitled “What Do Shares Cost?” on page 66“How Do I Purchase Shares?” on page 67 and “How Do I Redeem Shares?” on page 68 of this Prospectus.

FINANCIAL INTERMEDIARY COMPENSATION

Each Fund pays Bessemer Trust Company, N.A. (“Bessemer”) a shareholder servicing fee for certain shareholder support services. Bessemer may in turn engage its affiliates and other parties including broker/dealers, banks, trust companies, investment advisers and other financial institutions and intermediaries to provide such shareholder support services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information. For additional information, please turn to the section entitled “Distribution and Shareholder Servicing of Fund Shares” on page 74 of this Prospectus.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Goals

The investment goal of each Fund described above is not fundamental and may be changed without shareholder approval by the Board of Directors (the “Board”).

Risks of Investing in the Funds

The following is a description of the principal risks specific to an investment in a particular Fund or Funds. The Funds’ Statement of Additional Information (“SAI”) includes further information about the Funds, their investments and related risks.

Stock Market/Company Risk—Stock markets are volatile and can decline significantly in response to real or perceived changes to the issuer, market, economic, political, regulatory, geopolitical, pandemics and epidemics and other conditions. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. The price of an equity security can decrease significantly in response to the above conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, disruptions to supply chains, or a negative outlook for the future performance of the company. An issuer in which a Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively impact a Fund’s performance.

Foreign Market Risk—Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, social, pandemics and epidemics or other conditions. International trade tensions involving certain countries and their trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of certain country’s export industry with a potentially severe negative impact to a Fund. In addition, the securities of foreign companies also may be subject to the imposition of economic sanctions; more or less foreign

50

government regulation; less public information; less stringent investor protections; and less stringent accounting, corporate governance, financial reporting and disclosure standards than domestic companies. These factors can make foreign investments, especially those in emerging markets, more volatile and relatively less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation and withholding. In addition, a Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return. Foreign securities may be denominated in foreign currencies. Therefore, the value of the Fund’s assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although a Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Fund may be exposed to currency risks over an extended period of time. Although depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Non-Voting Depositary Receipts (“NVDRs”) are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

American Depositary Receipts Risk—ADRs are issued by U.S. banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. A Fund’s investments in ADRs may be less liquid than the underlying shares in its primary trading market and, if not included in the Environmental Services Index, may negatively affect a Fund’s ability to replicate the performance of the Environmental Services Index. In addition, investments in ADRs that are not included in the Environmental Services Index may increase tracking error.

Developing Market Countries Risk—A Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation. In addition, developing market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in developing market countries, which could negatively affect the Adviser’s or a sub-adviser’s ability to evaluate local companies or their potential impact on a Fund’s performance.

Currency Management Strategies Risk—Currency management strategies may substantially change a Fund’s exposure to currency exchange rates and could result in losses to a Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce a Fund’s exposure to currency risks, may also reduce a Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases a Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Market Capitalization Risk—To the extent a Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and relatively less liquid than the securities of larger companies and

51

may be more affected than other types of securities by the underperformance of a sector or during market downturns.

Exchange-Traded Funds Risk—Exchange-traded funds or ETFs are subject to market risk that the market as a whole, or the specific sector in which an ETF invests, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector in which the ETF invests. A shareholder may incur fees indirectly on the ETF shares that a Fund purchases. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses. ETFs that seek to replicate a particular benchmark index are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks. See the section entitled “Investment in Other Investment Companies” for further information on fees charged to ETFs and other matters.

Fixed Income Securities Risk—Fixed income securities are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. Fixed income securities also may be subject to maturity risks. Longer-term debt securities will experience greater price volatility than debt securities with shorter maturities. Because the fixed income securities held by a Fund may be of any maturity, you can expect the NAV of a Fund to fluctuate accordingly. Fixed income securities also have credit risks. The credit quality of a debt security is based upon the issuer’s ability to repay the security. If payments on a debt security are not made when due, that may cause the NAV of a Fund holding the security to go down. Fixed income securities also may be subject to call risk. If interest rates decline, an issuer may repay (or “call”) a debt security held by a Fund prior to its maturity. The value of fixed income securities can be subject to volatility and losses resulting from changes or perceived changes to the issuer, as well as industry, market, economic, political, regulatory, and geopolitical developments, including pandemics, epidemics and other conditions, particularly during times of unusual or adverse market or political events. Certain types of fixed income securities may be more sensitive to such conditions.

Changing Fixed Income Market Conditions—In March 2022 the Federal Reserve (the “Fed”) began a series of significant interest rate increases in response to sustained high levels of inflation. In addition, in May 2022, the Fed announced it would begin to reduce the size of its balance sheet, known as quantitative tightening. These announcements followed years of low-interest rate policy in response to the COVID-19 pandemic and the 2008 financial crisis, during which the Fed kept the federal funds rate to a range of 0-2.5%, and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. Although the Fed has indicated it may reduce interest rates in the future, the effect of any such rate cuts is not known. The Fed’s policy in response to market conditions, including with respect to certain interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower a Fund’s performance or impair a Fund’s ability to achieve its investment objective.

U.S. Government Obligations Risk—Some U.S. Government securities are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury. Other U.S. Government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to such agencies if needed. U.S. Government securities may be subject to varying degrees of credit risk and all U.S. Government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

Mortgage-Backed and Asset-Backed Securities Risk—Securities representing interests in “pools” of mortgages or other assets are subject to various risks, including: sensitivity to changes in interest rates, prepayment and contraction risk, risk of default of the underlying mortgage or assets, delinquencies and

52

losses of the underlying mortgage or assets, a decline in or flattening of housing values and limited liquidity in the secondary market. Delinquencies and losses on residential mortgage loans may increase as a result of various economic and other factors, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which a Fund may invest may also provide a degree of investment leverage, which could cause a Fund to lose all or substantially all of its investment.

Municipal Securities Risk—Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, a Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market. The value of municipal securities also may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. Any failure of municipal securities invested in by a Fund to meet certain applicable legal requirements, or any proposed or actual changes in federal or state tax law, could cause Fund distributions attributable to interest on such securities to be taxable.

Risks related to investing in California—The California Municipal Bond Fund invests a significant portion of its assets in municipal obligations of issuers located in the State of California. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California’s governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in advanced electronics and computer technology, manufacturing, entertainment, agriculture, tourism, construction and services, and may be sensitive to economic problems affecting those industries. The Fund’s investment in a single state may make its performance more volatile than that of a fund that invests more broadly. Consequently, the Fund may be affected by political, economic, environmental (such as natural disasters or wildfires), public health (including pandemics and epidemics), regulatory and other developments affecting California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities. Any deterioration of California’s fiscal situation could increase the risk of investing in California municipal securities, including the risk of potential issuer default, and could heighten the risk that the prices of California municipal securities will experience greater volatility. Furthermore, any such deterioration could result in a downgrade of the credit rating of an issuer of California municipal securities. Future downgrades could reduce the market value of the securities held by the California Municipal Bond Fund.

Risks related to investing in New York—The New York Municipal Bond Fund invests a significant portion of its assets in New York municipal bonds and, therefore, will have greater exposure to negative political, economic, public health (including pandemics and epidemics), regulatory or other developments affecting the State of New York, including the financial condition of its public authorities and political subdivisions, than a fund that invests in a broader base of securities. The Fund’s investment in a single state may make its performance more volatile than that of a fund that invests more broadly. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. As the nation’s financial capital, New York’s and New York City’s economy is heavily dependent on the financial sector and may be sensitive to economic problems affecting the sector. New York and New York City also face a particularly large degree of uncertainty from interest rate risk and equity market volatility. The New York and New York City economy tends to be more sensitive to monetary policy actions and to movements in the national and world economies than the

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economies of other states. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations.

Convertible Securities Risk—The value of convertible securities may fall when interest rates rise. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because it is convertible into or exercisable for common stock at a stated price or rate. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt. Certain convertible securities may be illiquid and therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument.

Derivatives Risk—Gains or losses involving derivatives such as futures, options, swap agreements and forward foreign currency exchange contracts may be substantial, because a relatively small price movement in the underlying security, instrument, currency or index may result in a substantial gain or loss for a Fund. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Non-centrally cleared derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

The following sets forth more detailed information regarding specific risks associated with certain derivatives expected to be used by a Fund. These may be in addition to the risks associated with investing in derivatives generally, described above. The derivatives described below may not be the only derivatives that may be used by the Funds (please see the Funds’ principal investment strategies). Importantly, as is indicated above, the Funds’ SAI includes additional disclosure regarding the Funds’ investments and related risks, including concerning derivatives.

The Funds are required to comply with a new SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies. The rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk leverage limit, derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the rule. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Forward Foreign Currency Exchange Risk—Forward foreign currency exchange transactions may decline in value as a result of foreign market downswings or foreign currency fluctuations and a Fund may lose money on forward currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of governments or central banks, the imposition of currency controls and speculation. Use of such instruments, therefore, can have the effect of reducing returns and minimizing opportunities for gain.

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Futures Risk—The loss that may be incurred in entering into futures transactions may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small movement in the price or value of a futures transaction may result in substantial losses to a Fund. Furthermore, exchanges may limit fluctuations in futures transaction prices during a trading session by imposing a maximum permissible price movement on each futures transaction. A Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures transactions executed on foreign exchanges may not be provided the same protections as provided by U.S. exchanges.

Options Risk—Options trading entails additional risks than those resulting from trading in traditional securities. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A Fund that purchases options is subject to the risk of a complete loss of the amounts paid as premiums to the writer of the option. A Fund that writes options is subject to the risk that its forecast of market value or other relevant factors is incorrect, which could cause the Fund to be in a worse position than it would have been had if it had not written the option.

Swaps Risk—Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different market factors or types of investments, including a specified reference security, basket of securities, securities market index or index component. Swaps may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, securities market indexes, or other factors such as security prices or inflation rates. Swaps may be leveraged and are subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because a Fund may not reasonably expect to be able to sell or dispose of a swap in current market conditions in seven calendar days or less without the sale or disposition significantly changing its market value, certain swaps may be considered to be illiquid. Also, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. In addition, some swaps may be complex and difficult to value.

Structured Notes Risk—Investing in structured notes is subject to certain risks, including credit risk and the normal risks of price changes in response to changes in interest rates. The terms of structured notes may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. These securities may be relatively less liquid than other types of securities, and may be more volatile than their underlying instruments. The percentage by which the value of a structured note decreases may be far greater than that of its underlying instruments.

Commodities Risk—Commodities may subject a Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The operations and financial performance of companies in the agricultural, natural resources and related industries may be directly affected by commodity prices. This risk is exacerbated for those companies that own the underlying commodity.

Inflation-Protected Securities Risk—The risk that the value of inflation-protected debt securities will change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

Interest Rate Risk—Interest rate changes can be sudden and unpredictable. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. Securities with longer maturities or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to these interest rate changes. The longer the Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price.

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Interest rate changes may also affect the liquidity of fixed income securities and instruments held by a Fund. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Changing interest rates may result in increased market volatility, which may impact a Fund’s performance.

LIBOR Discontinuance Risk—Many financial instruments, financings or other transactions to which a Fund may be a party use or may use a floating rate. Historically, these floating rates have been largely based on the London Interbank Offered Rate (“LIBOR”). LIBOR was the offered rate at which major international banks can obtain wholesale, unsecured funding. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published, but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. A Fund may continue to invest in instruments that continue to reference LIBOR or otherwise use LIBOR reference rates due to favorable liquidity or pricing, however, new LIBOR assets may no longer be available.

Regulators and market participants have been working together to identify or develop successor reference rates and necessary adjustments to associated spreads (i.e., the amounts above the relevant reference rates paid by borrowers in the market) (if any). Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with US Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. At this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates.

The potential effect of the transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. The unavailability and replacement of LIBOR may affect the value, liquidity or return on certain Fund investments. Management continues to evaluate the impact of the market transition to alternative reference rates, such as SOFR or SONIA, evolves.

Restricted Securities Risk—Restricted securities are securities that are not registered under the Securities Act of 1933, as amended, and are offered in private placement. Restricted securities also carry the risk that few potential purchasers for such securities may exist. The absence of a liquid trading market may also make it difficult to determine the fair value of such securities. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss.

Credit Risk—A Fund may lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. This risk is increased when a portfolio security is downgraded or the perceived creditworthiness of an issuer or counterparty deteriorates.

Liquidity Risk—A Fund may not be able to sell securities or other investments in a timely manner at desired prices or without significant dilution to remaining investors’ interests. During periods of reduced market liquidity, the difference between the price at which a security can be bought and the price at which it can be sold can widen, and the Fund may not be able to sell a security readily at a price that reflects what the Fund believes it should be worth. Investments that are relatively less liquid can also become more difficult to value. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstance where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. The Funds have implemented a liquidity risk management program pursuant to a SEC rule, which could potentially impact the Funds’ performance and ability to achieve their investment objectives.

Real Estate Investment Trusts Risk—Real estate investment trusts or REITs and REIT-like entities carry risks generally incident to the ownership of real property, as well as additional risks such as

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limited diversification, poor performance by the manager of the REIT or REIT-like entity and adverse changes to the tax laws. REIT and REIT-like investments also typically generate a substantial amount of distributions that are taxable to shareholders at ordinary income tax rates.

Loan Participations and Assignments Risk—Loans that are below investment grade entail default and other risks greater than those associated with higher rated loans. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Investments in loans through a direct assignment of the financial institution’s interests with respect to a loan may involve additional risks to the Fund, including, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender, or the Fund bearing the costs and liabilities associated with owning and disposing of the collateral upon a foreclosure of the loan. Loans in which the Fund may invest may not be readily marketable and may be subject to restrictions on resale.

Certain Tax Risk—The tax treatment and characterization of a Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. In addition, certain Fund investments may generate a substantial amount of distributions that are taxable to shareholders at ordinary income tax rates. The ultimate tax characterization of a Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. While a portion of a Fund’s income distributions may qualify as tax-advantaged qualified dividends, enabling certain investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of a Fund’s income distributions that will qualify as tax-advantaged dividends. In addition, the portion, if any, of a Fund’s distributions that qualifies for favorable tax treatment may be affected by IRS interpretations of the Internal Revenue Code of 1986, as amended (the “Code”), and future changes in tax laws and regulations.

Multi-Style Management Risk—Because certain portions of the Large Cap Strategies Fund’s, Small & Mid Cap Strategies Fund’s and Credit Income Fund’s assets are managed by different portfolio managers using different styles, the Funds could experience overlapping investments. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities. This may lead to higher transaction expenses and may generate higher short-term capital gains compared to a Fund using a single investment management style.

Geographic Focus Risk—To the extent that the Municipal Bond Fund, New York Municipal Bond Fund and California Municipal Bond Fund focuses on investments within a single state, its performance can be more volatile than that of a fund that invests more broadly. Adverse economic, political, and regulatory conditions affecting the state are likely to affect the Fund’s performance. Factors affecting a state, such as significant fiscal difficulties, an economic downturn, court rulings, increased expenditures, or reduced monetary support from the federal government, could impair the ability of issuers within that state to repay their obligations.

High-Yield, Lower-Grade Debt Securities Risk—High-yield debt securities (including loans) and unrated securities of similar credit quality (“high-yield debt instruments” or “junk bonds”) are subject to the risks associated with fixed income securities and involve greater risk of a complete loss of a Fund’s investment, or delays of interest and principal payments, than higher-quality debt securities. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and a Fund could lose its entire investment.

The prices of high-yield sovereign debt of emerging market countries fluctuate more than higher-quality securities. An emerging market country may be unwilling or unable to repay the principal and/or interest on its sovereign debt because of insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards supranational agencies such as the

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International Monetary Fund, or the political constraints to which the government may be subject. If an emerging market country defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit agreements. In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government. In certain cases, remedies must be pursued in the courts of the defaulting country itself, which may further limit a Fund’s ability to obtain recourse.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit a Fund’s ability to sell securities in response to specific economic events or to meet redemption requests. As a result, high-yield debt instruments generally pose greater illiquidity and valuation risks. In addition, such securities are subject to the following risks:

Debt Securities Ratings Risk—The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are accurate.

Unrated Debt Securities Risk—Unrated debt securities determined by the investment manager to be of comparable quality to rated securities which a Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

Bank Loans—Bank loans often have contractual restrictions on resale. These restrictions can delay or impede a Fund’s ability to sell loans and may adversely affect the price that can be obtained. Loans and unlisted securities are typically less liquid than securities traded on national exchanges. The secondary market for loans may be subject to irregular trading activity and extended settlement periods, and the liquidity of bank loans can vary significantly over time. For example, if the credit quality of a bank loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. During periods of infrequent trading, valuing a bank loan can be more difficult and buying or selling a loan at an acceptable price may not be possible or may be delayed. The terms of the bank loans held by a Fund may require that the borrowing company maintain collateral to support payment of its obligations. However, the value of the collateral securing a bank loan can decline or be insufficient to meet the obligations of the company. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower, or may be difficult to liquidate. A Fund’s access to the collateral may be limited by bankruptcy, other insolvency laws, or by the type of loan the Fund has purchased. For example, if the Fund purchases a participation interest instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a bank loan may not be fully collateralized and can decline significantly in value.

Prepayments and Extensions—A Fund investing in mortgage-backed securities, certain asset-backed securities, and other debt instruments that have embedded call options can be negatively impacted when interest rates fall because borrowers tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the portfolio to shorten, reducing its potential for price gains. It also requires a Fund to reinvest proceeds at lower interest rates, which reduces the Fund’s total return and yield, and could result in a loss if bond prices fall below the level that the Fund paid for them. A rise in interest rates or lack of refinancing opportunities can cause a Fund’s average maturity to lengthen unexpectedly due to a drop in expected prepayments of mortgage-backed securities, asset-backed securities, and callable debt instruments. This would increase a Fund’s sensitivity to rising rates and its potential for price declines.

International Investing—Investments outside the U.S. may lose value because of declining foreign currencies or adverse political or economic events overseas, among other things. Securities of non-U.S. issuers (including depositary receipts and other instruments that represent interests in a non-U.S. issuer)

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tend to be more volatile than U.S. securities and are subject to trading markets with lower overall liquidity, governmental interference, and regulatory and accounting standards and settlement practices that differ from the U.S. A Fund could experience losses based solely on the weakness of foreign currencies in which the Fund’s holdings are denominated versus the U.S. dollar, and changes in the exchange rates between such currencies and the U.S. dollar. Risks can result from differing regulatory environments, less stringent investor protections, uncertain tax laws, and higher transaction costs compared to U.S. markets. Investments outside the U.S. could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. A trading market may close for national holidays or without warning for extended time periods, preventing a Fund from buying or selling securities in that market. Trading securities in which a Fund invests may take place in various foreign markets on certain days when the Fund is not open for business and does not calculate its net asset value. For example, a Fund may invest in securities that trade in various foreign markets that are open on weekends. As the securities trade, their value may substantially change. As a result, the Fund’s net asset value may be significantly affected on days when shareholders cannot make transactions. In addition, market volatility may significantly limit the liquidity of securities of certain issuers in a particular country or geographic region, or of all companies in the country or region. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund’s obligations.

TBAs and Dollar Rolls—TBA and dollar roll transactions present special risks to a Fund. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities for different settlement dates. Because these transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer.

Leverage—Investing in certain futures contracts, options and swaps and other derivative instruments, and engaging in short sales, will result in leverage. These instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If a Fund obtains leverage through purchasing certain types of derivative instruments or engaging in short sales, the Fund is exposed to the risk that losses may exceed the net assets of the Fund. The net asset value of a Fund while employing leverage can become more volatile and sensitive to market movements.

Short Positions—When a Fund takes a short position with respect to a particular security, currency, asset class, or market, it will lose money if the security, currency, asset class, or market appreciates in value. In addition, short positions may potentially incur losses due to potential costs associated with establishing and maintaining the short positions. Losses could be significant. Further, even though a Fund’s short positions may be designed to hedge against the risk of losses or reduce volatility, these transactions also may limit any potential gain that might result should the value of a particular security, currency, asset class, or market increase. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Hedging—If a Fund takes a short position in a particular currency, security, or bond market, it will lose money if the currency, security, or bond market appreciates in value, or an expected credit event fails to occur. Any efforts at buying or selling currencies could result in significant losses for the Fund. Further, foreign currency transactions that are intended to hedge the currency risk associated with investing in foreign securities and minimize the risk of loss that would result from a decline in the value of the hedged currency may also limit any potential gain that might result should the value of such currency increase.

Common Stock Risk—Stock markets are volatile and can decline significantly in response to real or perceived changes to the issuer, industry, market, economic, political, regulatory, geopolitical, pandemics and epidemics and other conditions. The value of an equity security can decline significantly in response to these conditions. After other claims are satisfied, common stockholders participate in company profits

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on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow.

Preferred Securities Risk—Preferred securities generally have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. Unlike interest payments on debt securities, preferred securities dividends are payable only if declared by the issuer’s board of directors. Preferred securities also may be subject to optional or mandatory redemption provisions.

Quantitative Investment Strategy Risk—The Large Cap Strategies Fund, Small & Mid Cap Strategies Fund and Credit Income Fund may invest in securities using a quantitative process. The success of this strategy depends on the effectiveness of the process in screening securities for inclusion in the Funds’ portfolios. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. The impact of risk and quantitative metrics on a security’s performance can be difficult to predict, and securities that previously possessed certain desirable characteristics may not continue to demonstrate those same characteristics in the future. Relying on risk and quantitative models entails the risks that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the Adviser or a sub-adviser may not be successful in selecting securities for investment or determining the weighting of particular securities in the Funds. Any of these factors could cause the Funds to underperform funds with similar strategies that do not select stocks through the use of risk-based and/or quantitative models. International investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional and economic developments. These risks are generally greater for investments in emerging markets.

Non-Diversification Risk—The California Municipal Bond Fund and New York Municipal Bond Fund are non-diversified, which generally means that they may invest a greater percentage of their total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by a Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Funds’ value will likely be more volatile than the value of more diversified funds.

Model Portfolio and Management Risk—The Total Equity Fund implements the investment recommendations of sub-advisers pursuant to each sub-adviser’s respective model portfolios. The Total Equity Fund is subject to the risk that the performance of a portion of the Fund allocated to a particular sub-adviser may deviate from the performance of that sub-adviser’s model portfolio. In addition, it is expected that trades will not be effected at the same time as when the sub-advisers implement their own trades, which could be on a daily basis, and this could cause the Fund’s return to be lower than if the sub-adviser implemented trades on behalf of the Fund. The Adviser has the discretion to not fully replicate a model portfolio, and the Adviser’s variation from a sub-adviser’s model portfolio may contribute to performance variations. If the Adviser does not invest the Total Equity Fund in securities of the model portfolio at the same time and in the same weights, there may be a deviation in the Fund’s performance. In addition, a sub-adviser may implement its model portfolio for its other accounts prior to delivering its model to the Adviser, or after delivering its model portfolio to the Adviser but before the Adviser has had an opportunity to place some or all of the trades for the Fund to implement the sub-adviser’s model portfolio, which could adversely affect the Fund.

Performance Deviation Risk—Because of the Adviser’s timing of investing the Total Equity Fund’s portfolio, the Fund’s portfolio may deviate from a model portfolio. Further, the timing of cash flows for the Total Equity Fund, changes in a model portfolio and the effect of expenses applicable to the Fund which are not applicable to a model portfolio also may cause the Fund’s performance to deviate from the performance of a model portfolio (or other proprietary or client accounts over which that sub-adviser retains trading authority).

New Fund Risk—The Short-Term Bond Fund and the Total Equity Fund are new with limited or no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

Investments in Other Investment Companies

The Funds may invest their assets in securities of other investment companies, including ETFs, as an efficient means of carrying out their investment policies. Investment companies, including ETFs, incur certain expenses such as management fees, and, therefore, any investment by the Funds in shares of other investment companies may be subject to such additional expenses. To the extent a Fund invests in the securities of other investment companies, the acquired investment companies’ fees and expenses are reflected in the Fund’s fees and expenses.

The Funds may invest in investment companies, including ETFs, in excess of 1940 Act limitations on investments in other investment companies, in compliance with Rule 12d1-4.

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Temporary Investments

Each Fund may temporarily depart from its principal investment strategies by investing up to 100% of Fund assets in cash or short-term, high quality money market instruments (e.g. commercial paper, repurchase agreements, etc.) in order to manage large cash inflows, maintain liquidity necessary to meet shareholder redemptions or minimize potential losses during adverse market, economic, political, or other conditions or for other reasons. This may cause a Fund to temporarily forego greater investment returns for the safety of principal and a Fund may therefore not achieve its investment goal.

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Regulation under the Commodity Exchange Act

The Adviser has claimed an exclusion from the definition of a commodity pool operator (“CPO”) with respect to its management of the Funds pursuant to Commodity Futures Trading Commission Rule 4.5. Therefore, the Adviser is not subject to regulation as a CPO under the Commodity Exchange Act, as amended, with respect to its management of the Funds. In order to rely on the Rule 4.5 exclusion, the Funds must limit their investments in commodity futures contracts, options on futures contracts and swaps and other commodity interests (including, for example, security futures, broad-based stock index futures and financial futures transactions).

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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WHO MANAGES THE FUNDS?

The Board governs the Funds. The Board oversees Bessemer Investment Management LLC, the Funds’ investment adviser and a wholly-owned subsidiary of Bessemer.

Adviser

The Adviser either manages the Funds’ assets, including buying and selling portfolio securities, or supervises the sub-advisers who are responsible for the day-to-day management of the Funds. The Adviser’s address is 1271 Avenue of the Americas, New York, New York 10020.

Bessemer is a subsidiary of The Bessemer Group, Incorporated (“BGI”). The Adviser, and other subsidiaries of BGI, advise or provide investment, fiduciary and personal banking services with total assets under supervision of approximately $[219.71] billion as of [December 31, 2024].

For its services under the Investment Advisory Agreement, the Adviser receives an advisory fee from each Fund, computed daily and payable monthly, in accordance with the following schedule:

	First $500 million of average net assets	Second $500 million to $1 billion of average net assets	Average net assets exceeding $1 billion
All Cap Core Fund	0.75%	0.70%	0.65%
Credit Income Fund	0.65%	0.60%	0.55%
Fixed Income Fund	0.45%	0.40%	0.35%
Municipal Bond Fund	0.45%	0.40%	0.35%
California Municipal Bond Fund	0.45%	0.40%	0.35%
New York Municipal Bond Fund	0.45%	0.40%	0.35%
Total Equity Fund	[ ]%	[ ]%	[ ]%

Average net assets
Small & Mid Cap Strategies Fund	0.85%
Short-Term Bond Fund	0.32%

	First $1.25 billion of average net assets	Next $1.25 billion to $2.5 billion of average net assets	Average net assets exceeding $2.5 billion
Large Cap Strategies Fund	0.90%	0.85%	0.80%

For the fiscal year ended October 31, 2023, the Funds each paid the actual advisory fees, net of waivers and as a percentage of its average net assets, as follows: 0.68% for the All Cap Core Fund; 0.81% for the Large Cap Strategies Fund; 0.81% for the Small & Mid Cap Strategies Fund; 0.57% for the Credit Income Fund; 0.28% for the Fixed Income Fund; 0.29% for the Municipal Bond Fund; 0.26% for the California Municipal Bond Fund; and 0.27% for the New York Municipal Bond Fund. As the Total Equity Fund did not commence operations during the fiscal year ended October 31, 2024, the Fund did not pay any advisory fees during such fiscal year.

A discussion regarding the basis for the Board approving the Investment Advisory and Sub-Advisory Agreements of the Funds (other than the Total Equity Fund is available in the Funds’ report filed on Form N-CSR for the fiscal year ended October 31, 2024. A discussion regarding the basis for the Board approving the Investment Advisory and Sub-Advisory Agreements of the Total Equity Fund will be available in the Fund’s report filed on Form N-CSR for the fiscal period ending April 30, 2025.

The Adviser has contractually committed through October 31, 2026 to waive its advisory fees to the extent necessary to maintain the net operating expense ratios, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses, if any, of the All Cap Core Fund at 0.95%, Fixed Income Fund at 0.57%, the Municipal Bond Fund at 0.57%, the Small & Mid Cap Strategies Fund at 1.10%, Credit Income Fund at 0.85%, the Large Cap

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Strategies Fund at 1.10%, the Total Equity Fund at [ ]%, the California Municipal Bond Fund at 0.57%, the New York Municipal Bond Fund at 0.57%, and the Short-Term Bond Fund at 0.37%. These commitments may be changed or terminated at any time with the approval of the Board. The Adviser may choose voluntarily to reimburse a portion of its advisory fee at any time.

Sub-Advisers

Champlain Investment Partners, LLC (“Champlain”), located at 180 Battery Street, Burlington, Vermont 05401, is responsible for the day-to-day management of a portion of the Small & Mid Cap Strategies Fund’s portfolio subject to the oversight of the Adviser. Champlain had approximately $17.3 billion in assets under management as of December 31, 2023. The fee of Champlain is based on the assets that Champlain is responsible for managing. The fee Champlain receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

BlackRock Financial Management, Inc. (“BlackRock”), located at 50 Hudson Yards, New York, New York 10001, is responsible for the day-to-day management of a portion of the Credit Income Fund’s portfolio subject to the oversight of the Adviser. BlackRock is an indirect wholly-owned subsidiary of BlackRock, Inc., a publicly-traded global investment services company. As of December 31, 2023, assets under management totaled approximately $10 trillion. BlackRock’s fee is based on the assets that BlackRock is responsible for managing. The fee BlackRock receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

Muzinich & Co., Inc. (“Muzinich”), located at 450 Park Avenue, New York, NY 10022, is responsible for the day-to-day management of a portion of the Credit Income Fund’s portfolio subject to the oversight of the Adviser. As of December 31, 2023, Muzinich (together with its global affiliates) managed approximately $33.5 billion in assets. Muzinich’s fee is based on the assets that Muzinich is responsible for managing. The fee Muzinich receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

Sands Capital Management, LLC (“Sands Capital”), located at 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209, is responsible for the day-to-day management of portions of the Large Cap Strategies Fund’s portfolio subject to the oversight of the Adviser. Sands Capital is an independent investment management firm, ultimately controlled by Frank M. Sands, Sands Capital’s CEO and CIO. Frank M. Sands controls Sands Capital by virtue of his position as, among other things, trustee, manager, or officer, respectively, of various intermediate holding entities and trusts through which voting or management rights with respect to Sands Capital are held and/or exercised. As of December 31, 2023, discretionary assets under management in the firm’s public equity strategies totaled approximately $45.0 billion. Sands Capital’s fee is based on the assets that Sands Capital is responsible for managing. The fee Sands Capital receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

Polunin Capital Partners Limited (“Polunin”), located at 10 Cavalry Square, London, SW3 4RB, United Kingdom, is responsible for the day-to-day management of a portion of the Small & Mid Cap Strategies Fund’s portfolio subject to the oversight of the Adviser. As of December 31, 2023, Polunin’s assets under management totaled approximately $4.5 billion. Polunin’s fee is based on the assets that Polunin is responsible for managing. The fee Polunin receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

Acadian Asset Management LLC (“Acadian”) located at 260 Franklin Street, Boston, MA, 02110, is responsible for the day-to-day management of a portion of the Small & Mid Cap Strategies Fund’s portfolio subject to the oversight of the Adviser. As of December 31, 2023, Acadian had approximately $104 billion total assets under management. The fee Acadian receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

Artisan Partners Limited Partnership (“Artisan Partners”) located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, is responsible for the day-to-day management of a portion of the

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Small & Mid Cap Strategies Fund’s portfolio subject to the oversight of the Adviser. Artisan Partners is a limited partnership organized under the laws of Delaware. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP (“Artisan Partners Holdings”). Artisan Partners Holdings is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc., a publicly traded Delaware corporation. As of December 31, 2023, Artisan Partners had approximately $150.2 billion total assets under management. The fee Artisan Partners receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

Aikya Investment Management Limited (“Aikya”), located at Octagon Point, 5 Cheapside, London, England EC2V 6AA, is responsible for the day-to-day management of a portion of the Large Cap Strategies Fund’s portfolio subject to the oversight of the Adviser. As of December 31, 2023, Aikya’s assets under management totaled approximately $3.1 billion. Aikya’s fee is based on the assets that Aikya is responsible for managing. The fee Aikya receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

[ ], located at [ ], is responsible for providing the Adviser with a model portfolio with respect to a portion of the Total Equity Fund’s portfolio subject to the oversight of the Adviser. [ ] is [ ]. As of [September 30, 2024], assets under management totaled approximately [ ]. [ ]’s fee is based on the Fund’s assets that are allocated to the sub-adviser. The fee [ ] receives, which is paid by the Adviser from the fee it receives from the Fund, is included in the advisory fee rate set forth above.

As described above, the Adviser has engaged sub-advisers to make the day-to-day investment decisions for portions of the Large Cap Strategies, Small & Mid Cap Strategies and Credit Income Funds. Also as described above, the Adviser has also engaged sub-advisers to provide model portfolios for portions of the Total Equity Fund. The Funds may in the future engage one or more additional sub-advisers. While a sub-adviser makes the day-to-day investment decisions for a Fund (or, with respect to the Total Equity Fund, provides model portfolios to the Adviser), the Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-adviser and evaluating the Fund’s needs and the sub-adviser’s skills and performance on an ongoing basis. Based on its evaluation, the Adviser may, at any time, recommend to the Board that a Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser. The Adviser and the Funds have received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit the Adviser (subject to the Board’s oversight and approval) to make decisions about the hiring, termination and replacement of unaffiliated sub-advisers of the Funds without obtaining approval from Fund shareholders. The Adviser or a Fund will inform the affected Fund’s shareholders of any actions taken in reliance on this relief.

The SAI contains additional information about the Adviser and the sub-advisers, as well as the Funds’ other service providers.

Portfolio Managers

Certain of the Funds are managed by individual portfolio managers, while others are managed by an investment team. The individuals primarily responsible for the day-to-day investment management of the Funds are identified below. Information about the portfolio managers’ compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers’ ownership of securities of the Funds they manage is available in the SAI.

All Cap Core Fund

Mr. John Alexander Christie, Managing Director of the Adviser and Co-Head of Equities at Bessemer, an affiliate of the Adviser, has managed the Fund since November 16, 2011. Mr. Christie joined the Adviser in March 2006. Previously he also served as a senior analyst for the Old Westbury Real Return Fund, a former fund, prior to which he was a research analyst covering the energy and utilities sectors for Large Cap U.S. Equities portfolios. Prior to joining the Adviser, he was a senior associate analyst at UBS from 2004-2006. He previously worked as an equity analyst for Banc One Investment Advisors from 2002 to 2004. Mr. Christie received his BS in Mechanical Engineering from the University of California (Santa Barbara) in 1997 and his MBA from Duke University Fuqua School of Business in 2002.

Mr. Michael Morrisroe, Managing Director of the Adviser, has managed the Fund since December 30, 2016. Mr. Morrisroe joined the Adviser in June 2005 as an Analyst covering the energy and

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materials sectors for Mid Cap Equities. Previously, Mr. Morrisroe was with Bear Stearns from 2000 to 2005, where he was a Research Analyst covering the building products and metals/mining sectors. He previously worked as a Financial Analyst in the controller’s office at Credit Suisse First Boston. Mr. Morrisroe received his Bachelor of Science in 1995 from the State University of New York, Albany.

Large Cap Strategies Fund

Ms. Nancy Peretz Sheft is a Managing Director of the Adviser and Head of External Managers at Bessemer, an affiliate of the Adviser. Ms. Sheft has managed the Fund since October 25, 2016. Ms. Sheft joined the Adviser in 2016 and Bessemer in 2013. Prior to joining the Adviser and its affiliate Bessemer, Ms. Sheft was Managing Director at J.P. Morgan Asset Management, where she was Global Head of Institutional Sales, Product, and Consultant Strategy. Beforehand, Ms. Sheft co-managed a Large Cap Growth Fund at Ark Asset Management. She also worked at Hambrecht & Quist and Goldman Sachs. Ms. Sheft earned an MBA from Harvard Business School in 1994 and a A.B. from Princeton University in 1988.

Mr. Jeffrey Rutledge, Managing Director of the Adviser, has managed the Fund since October 1, 2018. Mr. Rutledge joined the Adviser in 2004. Previously, he was a member of the investment team for Old Westbury Large Cap Strategies Fund and was a research analyst for the transportation and utilities sectors for Mid Cap Equities portfolios. Prior to joining the Adviser, Mr. Rutledge was a research associate for the aerospace and telecommunication sectors at Bear Stearns & Co. from April 2000 to July 2004. Mr. Rutledge received his BA degree in Industrial Engineering from Lehigh University in 1989 and his MS in Management and Finance in 1995 from the United States Naval Postgraduate School.

Mr. John Hall, Managing Director of the Adviser and Co-Head of Equities at Bessemer, an affiliate of the Adviser, has managed the Fund since January 15, 2019. Mr. Hall joined Bessemer in 1998 and joined the Adviser in 2001. Previously, Mr. Hall served as Principal of the Adviser and as Director of Research of Mid Cap U.S. Equities for the Adviser. Prior to joining Bessemer, he was a Portfolio Accountant at Jennison Associates. Mr. Hall received a BS cum laude in Business Administration from Villanova University in 1994 and MBA from Columbia Business School at Columbia University in 1998.

Dr. Edward N. Aw, DBA, is Managing Director of the Adviser and Head of Quantitative Strategies at Bessemer, an affiliate of the Adviser, has managed the Fund since January 15, 2016. Dr. Aw joined the Adviser in 2004. Prior to joining the Adviser, Dr. Aw was a Quantitative Analyst for five years at Deutsche Investment Management Americas. Previously, Dr. Aw also worked for The Dreyfus Corporation, Goldman Sachs, and Morgan Stanley in various analytic roles. Dr. Aw earned a BA from the State University of New York at Stony Brook in 1991, an MBA from the Frank G. Zarb School of Business at Hofstra University in 1997, and a DBA from the Zicklin School of Business at Baruch College in 2022.

Mr. David Levanson is a Portfolio Manager of Sands Capital’s portion of the Fund. Mr. Levanson, Senior Portfolio Manager, Research Analyst and Executive Managing Director of Sands Capital, worked for Sands Capital from 1992 to 1994 and rejoined Sands Capital in 2002. From 1996 to 1999 he was a Vice President and Research Analyst at State Street Research & Management and from 1999 to 2002 he worked as a Research Analyst at MFS Investment Management. Prior to joining Sands Capital in 1992, Mr. Levanson was a Research Analyst at the Capital Management Group, Folger Nolan Fleming Douglas, Inc. from 1990 to 1992. Mr. Levanson received his BS degree in Finance from the University of Florida and his MBA in 1996 from the Darden School at University of Virginia.

Mr. Perry Williams is a Portfolio Manager of Sands Capital’s portion of the Fund. Mr. Williams, President, has worked for Sands Capital since 2004. Previous to his current positions, Mr. Williams initially joined Sands Capital as a Director of Client Relations in 2004, and he transitioned to the Investment Team in 2006. Prior to joining Sands Capital in 2004, Mr. Williams served as a Principal and Consultant at Mercer Investment Consulting, Inc. from 1995-2004. Mr. Williams received his BS degree in Finance from the University of Virginia in 1994 and his Master of Management degree in 1999 from the Kellogg Graduate School of Management at Northwestern University.

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Mr. Brian A. Christiansen, Research Analyst, Senior Portfolio Manager, and Executive Managing Director joined Sands Capital in June 2006. He has investment experience dating back to that same year. Mr. Christiansen received his BA in Economics from Yale University in 2005. He also earned his MBA from the Yale School of Management in 2009.

Mr. Daniel Pilling, Senior Research Analyst and Portfolio Manager, joined Sands Capital in 2018 as a Research Analyst. Prior to joining Sands Capital, Mr. Pilling served as an Analyst at Balyasny Asset Management from 2015 to 2017, Millennium Capital Partners from 2014 to 2015, and QVT Financial from 2012 to 2014. Prior to 2012, Mr. Pilling served as a Research Associate at Fidelity from 2010 to 2011 and an Analyst at Greenhill & Co. from 2007 to 2009. Mr. Pilling received his Bachelor’s Degree from Alliance Manchester Business School in 2006 and his Master’s Degree in Philosophy from the University of Cambridge in 2007, both in the United Kingdom.

Mr. Ashish Swarup, Investment Analyst and Lead Portfolio Manager, has been with Aikya since March 2020. Prior thereto, he worked for Stewart Investors of London since 2014 and Fidelity Investments from 2004 to 2014. He graduated from the Indian Institute of Technology in 1997 and the Indian Institute of Management in 1999 and earned an MBA from INSEAD (France) in 2003.

Rahul Desai, Investment Analyst and Portfolio Manager, has been with Aikya since February 2020. Prior thereto, he worked for Fidelity Investments in London since 2008 and Boston Consulting Group from 2003 to 2006. He graduated from the National University of Singapore in 2002 and earned an MBA from the Harvard Business School in 2008.

Thomas Allen, Investment Analyst and Portfolio Manager, has been with Aikya since January 2020. Prior thereto, he worked for First State/Stewart Investors from 2012 to 2019. He graduated from University College London in 2011.

Small & Mid Cap Strategies Fund

Ms. Nancy Peretz Sheft is a Managing Director of the Adviser and Head of External Managers at Bessemer, an affiliate of the Adviser. Ms. Sheft has managed the Fund since October 25, 2016. Ms. Sheft joined the Adviser in 2016 and Bessemer in 2013. Prior to joining the Adviser and its affiliate Bessemer, Ms. Sheft was Managing Director at J.P. Morgan Asset Management, where she was Global Head of Institutional Sales, Product, and Consultant Strategy. Beforehand, Ms. Sheft co-managed a Large Cap Growth Fund at Ark Asset Management. She also worked at Hambrecht & Quist and Goldman Sachs. Ms. Sheft earned an MBA from Harvard Business School in 1994 and a A.B. from Princeton University in 1988.

Dr. Edward N. Aw, DBA, Managing Director of the Adviser and Head of Quantitative Strategies at Bessemer, an affiliate of the Adviser, has managed the Fund since June 2016. Dr. Aw joined the Adviser in 2004. Prior to joining the Adviser, Dr. Aw was a Quantitative Analyst for five years at Deutsche Investment Management Americas. Previously, Dr. Aw also worked for The Dreyfus Corporation, Goldman Sachs, and Morgan Stanley in various analytic roles. Dr. Aw earned a BA from the State University of New York at Stony Brook in 1991 and an MBA from the Frank G. Zarb School of Business at Hofstra University in 1997.

Mr. Michael Morrisroe, Managing Director of the Adviser, has managed the Fund since February 28, 2014. Mr. Morrisroe joined the Adviser in June 2005 as an Analyst covering the energy and materials sectors for Mid Cap Equities. Previously, Mr. Morrisroe was with Bear Stearns from 2000 to 2005, where he was a Research Analyst covering the building products and metals/mining sectors. He previously worked as a Financial Analyst in the controller’s office at Credit Suisse First Boston. Mr. Morrisroe received his Bachelor of Science in 1995 from the State University of New York, Albany.

Ms. Andrea Tulcin, Principal of the Adviser, has managed the Fund since June 27, 2022. Ms. Tulcin joined the Adviser in 2019 and Bessemer, an affiliate of the Adviser, in 2017. Previously, she served as a Senior Vice President and an Associate Portfolio Manager for Bessemer’s Large Cap Global portfolio. Prior to joining Bessemer, Ms. Tulcin held Equity Analyst roles at Infusive Asset Management and Guggenheim Global Trading. Before that, she worked as an associate analyst and a business administration associate at Tradewinds Global Investors. Ms. Tulcin earned a B.A., cum laude, in journalism from Lehigh University in 2006 and a M.B.A. from The Wharton School of the University of Pennsylvania in 2013.

Mr. Scott T. Brayman, is the Head Portfolio Manager of Champlain’s portion of the Fund. Mr. Brayman has served as Chief Investment Officer of Small and Mid Cap Strategies and Managing Partner of Champlain since September 2004 and has led Champlain’s investment team since such time. Prior to joining Champlain, Mr. Brayman was a Senior Vice President at NL Capital Management, Inc. and served as a Portfolio Manager with Sentinel Advisors, Inc. where he was employed from June 1995 to

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September 2004. Mr. Brayman graduated cum laude from the University of Delaware with a Bachelor’s Degree in Business Administration. He has more than 39 years of investment experience.

Mr. Corey N. Bronner, has been a member of the investment team since April 2010. Prior to joining Champlain, Mr. Bronner was an analyst focusing primarily on the financial services industry at Duff & Phelps Corporation. He was a credit analyst with the commercial lending group at Merchants Bank, a subsidiary of Merchant Bancshares, Inc., before joining Duff & Phelps Corporation. Mr. Bronner graduated magna cum laude from the University of Vermont with a Bachelor of Science in Business Administration. He has more than 16 years of investment experience.

Mr. Joseph M. Caligiuri, joined Champlain in 2008 as an Operations Analyst and moved to the investment team in 2010. His experience includes internships at Sheaffer & Roland Consulting Engineers as a business operations analyst and Sopher Investment Management as a research assistant. Mr. Caligiuri graduated from Saint Michael’s College with a Bachelor of Arts in Philosophy. He has more than 15 years of investment experience.

Mr. Joseph J. Farley has been a member of the investment team since August 2014. Prior to joining Champlain, Mr. Farley was a founder and portfolio manager of Kelvingrove Partners, LLC, an investment management firm focused on technology, media, and telecommunications, where he was employed from 2008 to 2013. His investment management career began at Private Capital Management, where he was the managing director of investment research and a portfolio manager. Mr. Farley spent over 10 years as a securities analyst on Wall Street, and held senior investment research and management roles at Morgan Stanley, Donaldson Lufkin & Jenrette, and UBS. He began his career as a market analyst with AT&T. Mr. Farley earned Masters and Bachelor of Arts degrees from the University at Albany, State University of New York. He has more than 31 years of investment experience.

Mr. Robert D. Hallisey has been a member of the investment team of Champlain since August 2016. Prior to joining Champlain, Mr. Hallisey was a member of Fidelity’s fund manager due diligence team. Mr. Hallisey’s experience includes coverage of the small and mid cap health care sector at BlackRock, Sirios Capital, and John Hancock Funds. Mr. Hallisey graduated from Saint Michael’s College with a Bachelor of Science in Business Administration and earned his MBA from Babson College. He has more than 29 years of investment experience.

Ms. Jacqueline W. Williams has been a member of the investment team of Champlain since July 2019. Prior to joining Champlain, Ms. Williams held the role of Vice President, Equity Analyst at GW&K Investment Management where she focused on small and mid cap health care equities and with AlphaOne Capital Partners, where she focused on small and micro cap health care and industrial equities. Ms. Williams graduated from Colgate University with a Bachelor of Arts degree in Economics and German Literature and earned her Masters of Business Administration degree from NYU’s Leonard Stern School of Business. Ms. Williams has more than 27 years of experience, including 15 years of buy-side equity research experience.

Mr. Douglas Polunin serves as Director and Chief Investment Officer of Polunin. Prior to co-founding Polunin in 2001, Mr. Polunin was a Head of Emerging Markets Investments at Pictet Asset Management UK Limited where he was responsible for managing the PTF Emerging Markets Fund and the Eastern European Trust. Mr. Polunin graduated from Edinburgh University with a BSc (Honors) degree in Biochemistry.

Mr. Brendan O. Bradley serves as Chief Investment Officer of Acadian. Mr. Bradley joined Acadian in 2004 and has served as the firm’s director of portfolio management, overseeing portfolio management policy, and was also previously the director of Acadian’s managed volatility strategies. He is a member of several oversight committees at Acadian, including the Board of Managers, Executive

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Management Team, Executive Committee, and Responsible Investing Committee. Mr. Bradley earned a Ph.D. in applied mathematics from Boston University and a B.A. in physics from Boston College.

Ms. Fanesca Young serves as Director of Equity Portfolio Management of Acadian. Ms. Young joined Acadian in 2023 and serves as Director, Equity Portfolio Management. Prior to joining Acadian, she was head of global systematic equities at GIC Private Ltd. Prior to that, she was managing director and director of quantitative research at Los Angeles Capital Management. Fanesca is also a member of the editorial boards of the Financial Analyst Journal and the Journal of Systematic Investing, as well as a member of the Q Group’s program committee. Fanesca earned a Ph.D. in statistics from Columbia University and an M.Phil. and an M.A. in statistics from Columbia University. She also holds a B.A. in mathematics from the University of Virginia. Fanesca is a CFA charterholder.

Mr. Rezo Kanovich is a managing director of Artisan Partners. He joined Artisan Partners in October 2018 and has managed the Artisan Non-U.S. Small-Mid Growth Strategy since that time. Prior to joining Artisan Partners in October 2018, Mr. Kanovich was a portfolio manager for Oppenheimer Funds, where he managed the International Small-Mid Cap strategy from January 2012 through September 2018. Before that, Mr. Kanovich worked as an analyst with Boston Biomedical Consultants, an investment banker with the Lehman Brothers mergers and acquisitions team and as a consultant at PricewaterhouseCoopers. Mr. Kanovich holds a bachelor’s degree and master’s degree in international economics and finance from Brandeis University and a master’s degree in business administration, dual concentration in finance and health care systems, from the Wharton School, University of Pennsylvania.

Total Equity Fund

Mr. John Alexander Christie, Managing Director of the Adviser and Co-Head of Equities at Bessemer, an affiliate of the Adviser, has managed the Fund since its inception. Mr. Christie joined the Adviser in March 2006. Previously he also served as a senior analyst for the Old Westbury Real Return Fund, a former fund, prior to which he was a research analyst covering the energy and utilities sectors for Large Cap U.S. Equities portfolios. Prior to joining the Adviser, he was a senior associate analyst at UBS from 2004-2006. He previously worked as an equity analyst for Banc One Investment Advisors from 2002 to 2004. Mr. Christie received his BS in Mechanical Engineering from the University of California (Santa Barbara) in 1997 and his MBA from Duke University Fuqua School of Business in 2002.

Mr. Michael Morrisroe, Managing Director of the Adviser, has managed the Fund since its inception. Mr. Morrisroe joined the Adviser in June 2005 as an Analyst covering the energy and materials sectors for Mid Cap Equities. Previously, Mr. Morrisroe was with Bear Stearns from 2000 to 2005, where he was a Research Analyst covering the building products and metals/mining sectors. He previously worked as a Financial Analyst in the controller’s office at Credit Suisse First Boston. Mr. Morrisroe received his Bachelor of Science in 1995 from the State University of New York, Albany. Ms. Nancy Peretz Sheft is a Managing Director of the Adviser and Head of External Managers at Bessemer, an affiliate of the Adviser. Ms. Sheft has managed the Fund since its inception. Ms. Sheft joined the Adviser in 2016 and Bessemer in 2013. Prior to joining the Adviser and its affiliate Bessemer, Ms. Sheft was Managing Director at J.P. Morgan Asset Management, where she was Global Head of Institutional Sales, Product, and Consultant Strategy. Beforehand, Ms. Sheft co-managed a Large Cap Growth Fund at Ark Asset Management. She also worked at Hambrecht & Quist and Goldman Sachs. Ms. Sheft earned an MBA from Harvard Business School in 1994 and a A.B. from Princeton University in 1988.

Mr. Jeffrey Rutledge, Managing Director of the Adviser, has managed the Fund since its inception. Mr. Rutledge joined the Adviser in 2004. Previously, he was a member of the investment team for Old Westbury Large Cap Strategies Fund and was a research analyst for the transportation and utilities sectors for Mid Cap Equities portfolios. Prior to joining the Adviser, Mr. Rutledge was a research associate for the aerospace and telecommunication sectors at Bear Stearns & Co. from April 2000 to July 2004. Mr. Rutledge received his BA degree in Industrial Engineering from Lehigh University in 1989 and his MS in Management and Finance in 1995 from the United States Naval Postgraduate School.

Mr. John Hall, Managing Director of the Adviser and Co-Head of Equities at Bessemer, an affiliate of the Adviser, has managed the Fund since its inception. Mr. Hall joined Bessemer in 1998 and joined the Adviser in 2001. Previously, Mr. Hall served as Principal of the Adviser and as Director of Research of Mid Cap U.S. Equities for the Adviser. Prior to joining Bessemer, he was a Portfolio Accountant at Jennison Associates. Mr. Hall received a BS cum laude in Business Administration from Villanova University in 1994 and MBA from Columbia Business School at Columbia University in 1998.

Dr. Edward N. Aw, DBA, is Managing Director of the Adviser and Head of Quantitative Strategies at Bessemer, an affiliate of the Adviser, has managed the Fund since its inception. Dr. Aw joined the Adviser in 2004. Prior to joining the Adviser, Dr. Aw was a Quantitative Analyst for five years at Deutsche Investment Management Americas. Previously, Dr. Aw also worked for The Dreyfus Corporation, Goldman Sachs, and Morgan Stanley in various analytic roles. Dr. Aw earned a BA from the State University of New York at Stony Brook in 1991, an MBA from the Frank G. Zarb School of Business at Hofstra University in 1997, and a DBA from the Zicklin School of Business at Baruch College in 2022.

Ms. Andrea Tulcin, Principal of the Adviser, has managed the Fund since its inception. Ms. Tulcin joined the Adviser in 2019 and Bessemer, an affiliate of the Adviser, in 2017. Previously, she served as a Senior Vice President and an Associate Portfolio Manager for Bessemer’s Large Cap Global portfolio. Prior to joining Bessemer, Ms. Tulcin held Equity Analyst roles at Infusive Asset Management and Guggenheim Global Trading. Before that, she worked as an associate analyst and a business administration associate at Tradewinds Global Investors. Ms. Tulcin earned a B.A., cum laude, in journalism from Lehigh University in 2006 and a M.B.A. from The Wharton School of the University of Pennsylvania in 2013.

Credit Income Fund

Mr. David W. Rossmiller, Managing Director of the Adviser and Chief of Portfolio Management at Bessemer, an affiliate of the Adviser, has managed the Fund since its inception. Mr. Rossmiller joined the Adviser in May 2010. He was the Global Head of Fixed Income for Deutsche Bank Private Wealth Management from 2003 until he joined the Adviser. Mr. Rossmiller joined Bankers Trust in 1993, which was later acquired by Deutsche Bank in 1999. Mr. Rossmiller attended the University of Michigan from 1975 to 1977, and received a Bachelor of Music in 1980 from the Hartt School of Music and a Master of Public and Private Management in 1985 from Yale University.

Mr. Jared B. Olivenstein, Managing Director of the Adviser, has managed the Fund since its inception. Mr. Olivenstein joined the Adviser in July 2019. Prior to joining the Adviser, Mr. Olivenstein was an Executive Director and Portfolio Manager at JPMorgan Asset Management, responsible for the Strategic Income Opportunities family of funds. Prior to joining JPMorgan Asset Management, Mr. Olivenstein was a foreign exchange and commodities sales and trading associate with JPMorgan Chase Securities Inc. Mr. Olivenstein earned a B.S. in Business Administration from Carnegie Mellon University in 2005.

Dr. Qiang Jiang, PhD, Managing Director of the Adviser and Director of Investment Quantitative R&D at Bessemer, an affiliate of the Adviser, has managed the Fund since its inception. Dr. Jiang joined the Adviser in 2007. Prior to joining the Adviser, Dr. Jiang worked for Bessemer, an affiliate of the Adviser, since 2002. Prior to joining Bessemer, Dr. Jiang was a consultant for Schroders from 1997 to 2000, and the Bank of New York Mellon (which acquired Schroders) from 2000 to 2001. Dr. Jiang worked at Rutgers University as a research fellow, responsible for research in the areas of interfacial phenomena and ultra-low temperature physics, and completed both a M.S. in Electrical and Computer Engineering as well as his Doctoral program in Physics in 1991. Dr. Jiang earned a B.S. from Fudan University in 1985.

Mr. Anthony Wile, Principal of the Adviser, has managed the Fund since its inception. Mr. Wile joined the Adviser in 2017 and Bessemer in 2016. Prior to joining Bessemer, Mr. Wile was a global markets research analyst at J.P. Morgan, responsible for global macro research and high frequency forecasting. Mr. Wile earned a B.B.A. in finance and economics from Loyola University Chicago in 2011.

Mr. Ibrahim Incoglu is a Portfolio Manager of BlackRock’s portion of the Fund. Mr. Incoglu, a Managing Director of BlackRock, is co-head of the Securitized Assets Investment team within

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BlackRock’s Global Fixed Income group. Mr. Incoglu is a Senior Portfolio Manager on the Non-Agency RMBS desk. His responsibilities include managing Prime, Alt-a, Option Arm and Subprime positions across numerous BlackRock portfolios. Prior to joining BlackRock in 2009, Mr. Incoglu spent more than six years on the sell side at Wachovia Securities, most recently as a Director. He was responsible for managing the synthetic ABS desk, market making and hedging activities. Prior to launching synthetic desk in 2006, Mr. Incoglu was a Senior Trader at Wachovia and traded / made markets on Alt-a, Sub-prime and 2nd liens/ HELOC’s (Home Equity Line of Credit). From 2002 to 2003, Mr. Incoglu was an Associate at Bank of America Securities, where he structured up Non-Agency deals, and ran arbitrage to buy and securitize mortgage whole loans. Mr. Incoglu began his career at Ocwen Federal Bank in 2000. He focused on trading of IO’s, servicing strips, as well as hedging activities of the derivatives. Mr. Incoglu earned a BS degree in civil engineering from Bogazici University in 1998, and an MBA degree in business administration from the University of Tulsa in 1999.

Mr. Saffet Ozbalci, Managing Director, is the Head of the Structured Credit and CLO Investment Team within BlackRock’s Global Fixed Income group. Prior to joining Blackrock in 2012, Mr. Ozbalci was the Head of CLO Trading at BNP Paribas. Prior to this role, Mr. Ozbalci was a portfolio manager at Barclays Global Investors (BGI), primarily responsible for investments in securitized assets. In his previous role, he was the lead portfolio manager at Securities Finance Trust Co, specializing in securitized assets. Mr. Ozbalci earned a BS degree in Civil Engineering from Middle East Technical University in 2001, and an MBA/MS degree in finance from Boston College in 2004.

Mr. Michael McEachern is a Portfolio Manager of Muzinich’s portion of the Fund. He joined Muzinich in 2012. Prior to that, he served as the President and Head of the High Yield Division at Seix Advisors, Inc. Mr. McEachern holds a BA in Management Science from the University of California, San Diego, and a MBA from Rice University.

Mr. Warren Hyland is a Portfolio Manager of Muzinich’s portion of the Fund. He joined Muzinich in 2013. Prior to that, he served as a Senior Portfolio Manager for Global Emerging Markets at Schroders. Mr. Hyland has a BSc in Mathematics for Business from the Middlesex University London and an MSc in Shipping Trade and Finance from the CASS Business School.

Mr. Thomas Samson is a Portfolio Manager of Muzinich’s portion of the Fund. He joined Muzinich in 2004. Prior to that, he was an investment analyst at Trafalgar Asset Managers. Mr. Samson has an MBA from the London Business School and an MSc in Corporate Finance from the Institut d’Etudes Politiques de Paris, France.

Mr. Torben Ronberg is a Portfolio Manager of Muzinich’s portion of the Fund. He joined Muzinich in 2016. Prior to that, he served as Head of Sub-Investment responsible for overseeing all Loan and High Yield Investments in asset class specific portfolios at ECM Asset Management Limited. Mr. Torben holds a BSc in Accounting from Copenhagen Business School and an Executive MBA from London Business School.

Mr. Anthony DeMeo is a Portfolio Manager of Muzinich’s portion of the Fund. He joined Muzinich in 2015. Prior to that, he was an investment grade credit trader at Societe Generale focusing on the consumer, retail and industrial sectors. Previously, he spent 11 years in debt capital markets at Barclays Capital and Deutsche Bank. Mr. DeMeo holds a BA in Economics from Cornell University.

Mr. Joseph Galzerano is a Portfolio Manager of Muzinich’s portion of the Fund. He joined Muzinich in 2000. Prior to that, he served as Managing Director and Senior Investment Analyst at Babson Capital Management. Prior to that, he served in Senior Analyst positions in high yield research at CIBC World Markets and Citicorp Securities. Mr. Galzerano holds a BA in Accounting, Cum Laude, from Manhattan College and an MBA from the Gabelli School of Business at Fordham University. Mr. Galzerano is a Certified Public Accountant.

Fixed Income Fund

Mr. David W. Rossmiller, Managing Director of the Adviser and Chief of Portfolio Management at Bessemer, an affiliate of the Adviser, has managed the Fund since November 30, 2012. Mr. Rossmiller joined the Adviser in May 2010. He was the Global Head of Fixed Income for Deutsche Bank Private

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Wealth Management from 2003 until he joined the Adviser. Mr. Rossmiller joined Bankers Trust in 1993, which was later acquired by Deutsche Bank in 1999. Mr. Rossmiller attended the University of Michigan from 1975 to 1977, and received a Bachelor of Music in 1980 from the Hartt School of Music and a Master of Public and Private Management in 1985 from Yale University.

Ms. Beatriz M. Cuervo, Managing Director of the Adviser and Head of Taxable Fixed Income at Bessemer, an affiliate of the Adviser, has managed the Fund since February 28, 2014. Ms. Cuervo joined the Adviser in June 2009 as a Credit Analyst for fixed income securities. Ms. Cuervo also worked at Libra Securities in the Private Debt Securities Department from 1999 to 2005. Prior to that, she was a Fixed Income Portfolio Manager in the Insurance Asset Management Group at Alliance Capital. Ms. Cuervo received her Bachelor of Science in Systems Analysis in 1982 from the University of Miami, Coral Gables, Florida, and her Master of Business Administration in 1986 from Columbia University.

Short-Term Bond Fund

Mr. David W. Rossmiller, Managing Director of the Adviser and Chief of Portfolio Management at Bessemer, an affiliate of the Adviser, has managed the Fund since its inception. Mr. Rossmiller joined the Adviser in May 2010. He was the Global Head of Fixed Income for Deutsche Bank Private Wealth Management from 2003 until he joined the Adviser. Mr. Rossmiller joined Bankers Trust in 1993, which was later acquired by Deutsche Bank in 1999. Mr. Rossmiller attended the University of Michigan from 1975 to 1977, and received a Bachelor of Music in 1980 from the Hartt School of Music and a Master of Public and Private Management in 1985 from Yale University.

Mr. Peter D. Hayward, Senior Vice President of the Adviser, has managed the Fund since its inception. Mr. Hayward joined the Adviser in June 2013 and Bessemer Trust Company, an affiliate of the Adviser, in December 2008. Previously, he served as a fixed income research and trading assistant at the Adviser and as a custody supervisor at Bessemer Trust Company. Mr. Hayward received his BS, summa cum laude, in Business Administration specializing in Finance from The College of New Jersey, Ewing Township, New Jersey in 2008 and his MBA, with distinction, specializing in finance and economics from the Leonard N. Stern School of Business, New York University in 2018.

Municipal Bond Fund

Mr. David W. Rossmiller, Managing Director of the Adviser and Chief of Portfolio Management at Bessemer, an affiliate of the Adviser, has managed the Fund since February 28, 2020. Mr. Rossmiller joined the Adviser in May 2010. He was the Global Head of Fixed Income for Deutsche Bank Private Wealth Management from 2003 until he joined the Adviser. Mr. Rossmiller joined Bankers Trust in 1993, which was later acquired by Deutsche Bank in 1999. Mr. Rossmiller attended the University of Michigan from 1975 to 1977, and received a Bachelor of Music in 1980 from the Hartt School of Music and a Master of Public and Private Management in 1985 from Yale University.

Mr. Kevin Akinskas, Managing Director of the Adviser and Head of Municipal Bonds at Bessemer, an affiliate of the Adviser, has managed the Fund since February 24, 2020. He was the Director of Muni Institutional & Wealth Management at BlackRock from 2006 until he joined the Adviser. Prior to that, Mr. Akinskas was the Private Investors Portfolio Manager at Merrill Lynch Investment Managers from 2005 until he joined BlackRock. Mr. Akinskas received in 2006 a MBA in Finance and Management and in 2002 a BS in Mechanical Engineering from Rutgers University.

California Municipal Bond Fund

Mr. David W. Rossmiller, Managing Director of the Adviser and Chief of Portfolio Management at Bessemer, an affiliate of the Adviser, has managed the Fund since its inception on December 1, 2018. Mr. Rossmiller joined the Adviser in May 2010. He was the Global Head of Fixed Income for Deutsche Bank Private Wealth Management from 2003 until he joined the Adviser. Mr. Rossmiller joined Bankers Trust in 1993, which was later acquired by Deutsche Bank in 1999. Mr. Rossmiller attended the University of Michigan from 1975 to 1977, and received a Bachelor of Music in 1980 from the Hartt School of Music and a Master of Public and Private Management in 1985 from Yale University.

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Mr. Kevin Akinskas, Managing Director of the Adviser and Head of Municipal Bonds at Bessemer, an affiliate of the Adviser, has managed the Fund since February 24, 2020. He was the Director of Muni Institutional & Wealth Management at BlackRock from 2006 until he joined the Adviser. Prior to that, Mr. Akinskas was the Private Investors Portfolio Manager at Merrill Lynch Investment Managers from 2005 until he joined BlackRock. Mr. Akinskas received in 2006 a MBA in Finance and Management and in 2002 a BS in Mechanical Engineering from Rutgers University.

New York Municipal Bond Fund

Mr. David W. Rossmiller, Managing Director of the Adviser and Chief of Portfolio Management at Bessemer, an affiliate of the Adviser, has managed the Fund since its inception on December 1, 2018. Mr. Rossmiller joined the Adviser in May 2010. He was the Global Head of Fixed Income for Deutsche Bank Private Wealth Management from 2003 until he joined the Adviser. Mr. Rossmiller joined Bankers Trust in 1993, which was later acquired by Deutsche Bank in 1999. Mr. Rossmiller attended the University of Michigan from 1975 to 1977, and received a Bachelor of Music in 1980 from the Hartt School of Music and a Master of Public and Private Management in 1985 from Yale University.

Mr. Kevin Akinskas, Managing Director of the Adviser and Head of Municipal Bonds at Bessemer, an affiliate of the Adviser, has managed the Fund since February 24, 2020. He was the Director of Muni Institutional & Wealth Management at BlackRock from 2006 until he joined the Adviser. Prior to that, Mr. Akinskas was the Private Investors Portfolio Manager at Merrill Lynch Investment Managers from 2005 until he joined BlackRock. Mr. Akinskas received in 2006 a MBA in Finance and Management and in 2002 a BS in Mechanical Engineering from Rutgers University.

WHAT DO SHARES COST?

You can buy shares of a Fund at NAV, without a sales charge, on any day the New York Stock Exchange (“NYSE”) is open for business. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. Your purchase order must be received in proper form by 4:00 p.m. (Eastern time) in order to receive that day’s NAV. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations.

Each Fund’s NAV is computed by dividing the value of the Fund’s net assets (i.e., the value of a Fund’s securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding. Portfolio securities for which market quotations are readily available are valued at market value. All other investment assets of the Funds are valued at fair value. The Board has designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. If events occur that materially affect the value of the security between the time trading ends on a particular security and the close of the normal trading session of the NYSE, the Funds may value the security at its fair value as determined in good faith by the Adviser, as valuation designee. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. For example, securities that may be subject to fair valuation include, but are not limited to: (1) securities in which trading has been halted pending further news; (2) illiquid securities in which there is no trading market and no broker coverage; (3) stale priced securities; (4) securities that may have defaulted or de-listed from an exchange and are no longer trading; (5) any other security for which the Funds’ Pricing Committee, with input from the Adviser or sub-advisers, as applicable, believes that the last trading price does not represent a reliable current price; or (6) other assets, including real assets and derivatives for which readily available market quotations are not generally available. In addition, a Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund’s

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share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those relating to a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant market fluctuations. There is no single standard for determining the fair value of a security, but, rather, several factors are considered, including an evaluation of the forces that influence the market in which the security is purchased or sold, in determining whether a market price is readily available and, if not, the security’s fair value.

In light of the judgment involved in fair value decisions, there can be no assurances that a fair value assigned to a particular security reflects a price for which a security has traded or will trade. Accordingly, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities.

The Board has approved valuation policies and procedures for determining the value of Fund shares. The Board receives and reviews quarterly reports from the Funds’ Adviser’s Pricing Committee, as valuation designee, regarding any valuation issues that arose during the preceding quarter.

To open an account with one of the Funds, your first investment must be at least $1,000. However, you can add to your account for as little as $100. In certain circumstances, these minimums may be waived or lowered at the Funds’ or Adviser’s discretion.

HOW DO I PURCHASE SHARES?

Each prospective investor in the Funds must first submit an account application in proper form. An account application may be rejected at the discretion of the Funds and/or Adviser at any time and for any reason. Once an application is approved, shares of each Fund may be purchased by mail or by wire directly with the transfer agent of the Funds, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), or through broker/dealers or other financial institutions that have an agreement with the Funds’ distributor, Foreside Funds Distributors LLC (the “Distributor”) (a “Selling Agent”). Notwithstanding the foregoing, the Funds and the Adviser reserve the right to reject any purchase request at any time, for any reason. See also “Market Timing Policies.”

If you purchase shares directly with the Transfer Agent, your account will be maintained by the Transfer Agent. For account balance information and shareholder services, you may call the Transfer Agent at (800) 607-2200. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, taxpayer identification number (usually your Social Security number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. If any of the above requested information is missing, we may reject your account and return your application or take such other action as we deem reasonable as permitted by law. All applications for purchase must be approved by the Adviser. Please review your account application for additional information.

By Mail

Through a Selling Agent

Contact your Selling Agent for instructions. Shares will be issued upon receipt of payment by the Funds in which you are investing (see “Additional Conditions—Transactions Through Selling Agents”).

Directly with the Transfer Agent

•	Contact the Transfer Agent to request a Purchase Application;

•	Complete the Purchase Application;
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•	Obtain written Adviser approval; and

•	Mail it together with a check payable to Old Westbury Funds, to the following address:

Old Westbury Funds, Inc.

P.O. Box 534458

Pittsburgh, PA 15253-4458

Subsequent investments in a Fund do not require a Purchase Application; however, the shareholder’s account number and Fund name must be clearly marked on the check to ensure proper credit.

The Funds will not accept the following payments: third party checks; money orders; bank starter checks; traveler’s checks; credit card convenience checks; or checks drawn in a foreign currency. All checks should be made payable to Old Westbury Funds.

By Wire

Investments may be made directly through the use of wire transfers of federal funds after an account has been established. Shares purchased by wire will be effected at the public offering price next determined after acceptance of the order by the Transfer Agent.

Through a Selling Agent

Contact your Selling Agent for instructions.

Directly with the Transfer Agent

If you do not have a relationship with a Selling Agent, you may purchase shares directly by federal funds wire to the Transfer Agent, after completing the Purchase Application, submitting the Purchase Application to the Adviser for approval, and forwarding a copy to the Transfer Agent. No Purchase Application is required for subsequent investments.

Complete applications should be directed to:

Old Westbury Funds, Inc.

P.O. Box 534458

Pittsburgh, PA 15253-4458

Please contact the Transfer Agent at (800) 607-2200 for complete instructions.

HOW DO I REDEEM SHARES?

Shares of each Fund may be redeemed by mail or by wire through a Selling Agent or through the Transfer Agent. Redemptions will only be made on days when a Fund computes its NAV. When your redemption request is received in proper form, shares of the Fund will be redeemed at its next determined NAV. Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day’s NAV. Redemption proceeds will normally be mailed or sent electronically the following business day, but in no event more than seven days, after the request is made. Generally, redemption requests are paid in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of a Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, a redemption request may be paid in securities of equal value.

By Telephone

Through your Selling Agent

Contact your Selling Agent for complete instructions. Your Selling Agent may accept your redemption request if you have previously elected this service. See “Additional Conditions” for information regarding telephone transactions.

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Through the Transfer Agent

For shareholders whose accounts are maintained by the Transfer Agent, if you have authorized the telephone redemption privilege in your Purchase Application, you may redeem shares by calling the Transfer Agent at (800) 607-2200.

By Mail

Through your Selling Agent

Send a letter to your Selling Agent, indicating your name, the Fund name, your account number and the number of shares or dollar amount you want to redeem. Your request must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign).

Shareholders may also redeem Fund shares through participating organizations holding such shares who have made arrangements with the Funds permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service.

Through the Transfer Agent

For shareholders whose accounts are maintained by the Transfer Agent, redemptions may be made by sending a written redemption request indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem to:

Old Westbury Funds, Inc.

P.O. Box 534458

Pittsburgh, PA 15253-4458

For additional assistance, call (800) 607-2200.

Additional Conditions

Transactions Through Selling Agents

Selling Agents are authorized to accept purchase orders on behalf of a Fund at the Fund’s NAV next determined after your order is received by a Selling Agent in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by the Selling Agent. Selling Agents may be authorized to designate other intermediaries to act in this capacity. Selling Agents may charge you a transaction fee on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. Selling Agents may be the shareholders of record of your shares. Selling Agents are responsible for transmitting requests and delivering funds on a timely basis. Neither the Funds nor the Distributor is responsible for ensuring that the Selling Agents carry out their obligations to their customers.

Signature Guarantees

You must have a signature guarantee on the following written redemption requests:

•	when you want a redemption to be sent to you at an address other than the one you have on record with the Fund;

•	when your account address has changed within the last ten business days;

•	when the redemption proceeds are being transferred to another Fund account with a different registration; or

•	when the redemption proceeds are being wired to bank instructions currently not on your account.

A signature guarantee is designed to protect your account from fraud. We accept signature guarantees only from members of STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee.

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The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

Limitations on Redemption Proceeds

Redemption proceeds normally are mailed within one business day after receiving a request in proper form. However, payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets; or

•	during periods when the NYSE is closed other than on customary weekend and holiday closings, when trading is restricted, if an emergency exists as determined by the SEC, or by other order of the SEC.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund. The proceeds of your redemption of shares that were purchased by check may be held up to ten business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares by wire. Redemptions made after an account has been opened, but before a customer’s identity has been verified, which may take up to five business days, must be made in writing, even if the redemption involves shares purchased by wire.

Telephone Transactions

The Funds make every effort to ensure that telephone redemptions and exchanges are only made by authorized shareholders. All telephone calls are recorded for your protection, and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges placed by telephonic instructions or facsimile instructions, may be revoked at any time at the discretion of the Funds without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone, transaction requests may be made by regular mail.

HOW DO I EXCHANGE SHARES?

You may exchange shares of a Fund for shares of any of the other Funds offered in this Prospectus free of charge, provided you meet the $1,000 minimum initial investment requirement. In certain circumstances, these minimums may be waived or lowered at the Funds’ and/or the Adviser’s discretion. An exchange is treated as a redemption and subsequent purchase, and is therefore a taxable transaction. As stated above, the Funds and the Adviser reserve the right to reject any purchase order for any reason. Also see “Market Timing Policies” below. Signatures must be guaranteed if you request and exchange into another Fund with a different shareholder registration. The Funds will provide shareholders with 60 days’ written notice prior to any modification of this exchange privilege. See “Additional Conditions—Telephone Transactions” for information regarding exchanging shares by telephone.

Exchanges may be made by sending a written request to Old Westbury Funds, Inc., P.O. Box 534458 Pittsburgh, PA 15253-4458 or by calling (800) 607-2200. Please provide the following information:

•	your name and telephone number;

•	the exact name on your account and account number;

•	taxpayer identification number (usually your Social Security number);

•	dollar value or number of shares to be exchanged;
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•	the name of the Fund from which the exchange is to be made; and

•	the name of the Fund into which the exchange is being made.

MARKET TIMING POLICIES

The Funds are not designed for market timing strategies. If you intend to engage in market timing, do not invest in shares of the Funds. The Funds’ Board has adopted policies and procedures with respect to frequent purchases and/or exchanges of Fund shares that are intended to detect and deter market timing. Frequent purchases, and subsequent redemptions, or exchanges shortly thereafter may interfere with the most effective and efficient investment of assets of a Fund in accordance with its objectives and policies. Such trading practices may also cause dilution in value of a Fund’s shares held by long-term shareholders and may increase brokerage and administrative costs.

The Funds reserve the right to reject any purchase and/or exchange orders if, in the Adviser’s discretion, a shareholder (including all accounts under common ownership) engages in a trading practice which the Adviser believes may cause harm to the Fund or its shareholders. Moreover, the Funds reserve the right to reject any purchase request at any time, for any reason and may revoke telephone transaction privileges at any time. To minimize harm to the Funds and their shareholders, the Funds reserve the right to permanently refuse purchase and/or exchange requests.

The Funds do not knowingly accommodate excessive trading of shares and do not tolerate excessive trading when detected. In addition, the Funds have not created any arrangements, such as an automated exchange or redemption program that would permit frequent trading. The Board receives periodic net asset inflow and outflow information reflecting purchase, exchange and redemption activities. The Board may determine to impose additional restrictions as they deem necessary, if any such transaction activities detrimental to long-term shareholders are discovered.

There can be no assurances that the Funds will be able to detect, anticipate or stop any such orders, exchanges or requests because of various factors. For example, the Funds may not be able to identify trading by a particular beneficial owner through omnibus accounts held by financial intermediaries since trading activity in the omnibus account is generally aggregated. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

ACCOUNT AND OTHER INFORMATION

Confirmations and Account Statements

You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including distributions of any net investment income and realized net capital gains.

Fund Distributions

Distributions (if any) are paid to shareholders invested in the Funds on the record date. Distributions of any net investment income (dividends and interest less net expenses) are paid quarterly for the Credit Income, Fixed Income, Municipal Bond, California Municipal Bond and New York Municipal Bond Funds and at least annually for the All Cap Core, Large Cap Strategies and Small & Mid Cap Strategies Funds. Realized net capital gains, if any, are declared and distributed at least annually. Your distributions will be automatically reinvested in additional shares unless you elect cash payments.

If you purchase shares just before a Fund declares a taxable distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, which is generally subject to tax whether or not you reinvest the distribution in additional shares. Similarly, if you purchase shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

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Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a distribution. Contact your investment professional or the Fund for information concerning when distributions will be paid.

Householding

In order to reduce shareholder expenses, we may mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call (800) 607-2200, or if your shares are held through a financial institution, please contact the financial institution directly. We will begin sending your individual copies with the next scheduled mailing.

Important Note Regarding “Lost Shareholders”

If you have elected to have your account dividends and/or distributions paid in cash, the Fund reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable.” In such event, the Fund would then purchase additional Fund shares with any dividend or distribution payments. In order to change the option back to “cash” you would need to send the Transfer Agent written instructions as described above.

Taxes [Under review by Dechert Tax]

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account such as a 401(k) plan or Individual Retirement Account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation, including state, local and foreign tax consequences of investing in a Fund. Please see the SAI for additional income tax information, including federal, state and local income tax information.

A Fund will distribute to its shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Distributions of the Municipal Bond, California Municipal Bond and New York Municipal Bond Funds’ net investment income from tax-exempt securities, if any, generally will not be subject to federal income tax, although a portion of such distributions may be subject to the federal alternative minimum tax. Other distributions from the Municipal Bond, California Municipal Bond and New York Municipal Bond Funds generally will be taxed as described in the paragraph above. Income exempt from federal tax may be subject to state and local income tax.

Corporate shareholders of certain Funds may be able to deduct a portion of their distributions when determining their taxable income. Given the investment strategies of the Credit Income, the Fixed Income, the Short-Term Bond, the Municipal Bond, the California Municipal Bond and New York Municipal Bond Funds, it is not anticipated that a significant portion of the dividends paid by the Funds would be deductible when received by corporate shareholders.

Currently, an individual’s net long-term capital gain is generally subject to a maximum federal tax rate of 20%. Distributions of net capital gain that are derived from the sale or disposition of collectibles are currently taxable at a 28% rate. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by certain Funds from their investments in certain U.S. and foreign corporations (“qualified dividend income” or “QDI”) is currently subject to a maximum federal tax rate of 20%, as long as certain holding period requirements are met by you for your Fund shares and by the Funds for their investments in the stock producing such dividends. Given the

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investment strategies of the Credit Income, the Fixed Income, the Short-Term Bond, the Municipal Bond, the California Municipal Bond and New York Municipal Bond Funds, it is not anticipated that a significant portion of the dividends paid by these Funds would be eligible for QDI treatment.

A 3.8% Medicare contribution tax is imposed on the net investment income of certain high-income individuals, trusts and estates. For this purpose, net investment income generally includes, among other things, distributions paid by a Fund, including capital gain dividends (but excluding exempt interest dividends), and any net gain from the sale of Fund shares.

Taxable distributions from a Fund generally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will report to you the federal income tax status of your distributions for the year.

If more than 50% of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund will be eligible to file an annual election with the IRS that would require you to include a pro rata portion of the Fund’s foreign taxes in your gross income and treat such amount as foreign taxes paid by you. In general, you can either deduct such amount in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the Large Cap Strategies Fund, Total Equity Fund and Small & Mid Cap Strategies Fund may, in certain taxable years, be eligible for this election, but we cannot assure you that they will make the election for any particular taxable year. It is not expected that any other Fund in this Prospectus will be eligible for this election.

As a regulated investment company for federal income tax purposes, each Fund must derive at least 90% of its gross income from certain qualifying sources. Rules governing the federal income tax aspects of derivatives are in a developing stage and are not entirely clear in certain respects, particularly in light of a pair of 2006 IRS revenue rulings that held that income from certain derivative contracts with respect to a commodity index or individual commodities was not qualifying income for a regulated investment company. The Funds intend to limit their investments in commodity-linked derivatives in a manner designed to maintain their qualification as regulated investment companies under the Code. However, the IRS may not agree with determinations made by a Fund. If it does not, the status of the Fund as a regulated investment company might be jeopardized.

Your redemptions (including redemptions-in-kind) and exchanges of Fund shares generally will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

Cost Basis Reporting

The Funds are required to report to the IRS and furnish to you annually on Form 1099-B the cost basis information for a Fund’s shares purchased or acquired on or after January 1, 2012, and sold or redeemed on or after that date. In addition to the requirement that the Funds report the gross proceeds from the sale or redemption of a Fund’s shares, the Funds also are required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale or redemption of a Fund’s shares, a Fund will permit you to elect from among several IRS-accepted cost basis methods, including average cost basis. In the absence of an election, cost basis will be calculated using the Funds’ default method of average cost. The cost basis method elected by you (or the cost basis method applied by default) for each sale or redemption of a Fund’s shares may not be changed after the settlement date of each such sale or redemption of a Fund’s shares. At any time, you may designate a new election for future cost basis calculations.

You should carefully review the cost basis information provided by a Fund and make any adjustments that are required when reporting these amounts on federal income tax returns. If your

79

account is held by an investment representative (financial advisor, broker or other nominee), you should consider contacting that representative with respect to reporting of cost basis and available elections for your account. You are encouraged to refer to the appropriate IRS regulations or consult your tax advisor to obtain more information about cost basis reporting and, in particular, to determine the best IRS-accepted cost basis method for your personal tax situation.

For shares of a Fund purchased or acquired on or before December 31, 2011, and sold or redeemed on or after that date, the Funds are required to report only the gross proceeds from the sale or redemption of the Fund’s shares.

Foreign Shareholders

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund, as discussed in more detail in the SAI.

DISTRIBUTION AND SHAREHOLDER SERVICING OF FUND SHARES

Foreside Funds Distributors LLC (the “Distributor”), an affiliate of Foreside Financial Group, LLC (d/b/a ACA Group), serves as principal underwriter to the Funds pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Funds. The Funds have adopted a shareholder servicing plan. Under this plan, the Funds have entered into a shareholder servicing agreement with Bessemer, pursuant to which Bessemer serves as a shareholder servicing agent and provides certain shareholder support services (“Shareholder Support Services”) to each Fund. Such Shareholder Support Services include, but are not limited to, providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption requests, and transmitting various communications to shareholders. For these services, each Fund pays an annual fee of 0.20% of its average daily net assets. Bessemer may engage its affiliates and other shareholder sub-servicing agents, such as broker/dealers, banks, trust companies, investment advisers, and other financial institutions and intermediaries to provide certain shareholder support services and is solely responsible for paying each such shareholder sub-servicing agent from the fee it receives from each of the Funds. Because the shareholder servicing fees paid to Bessemer are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Bessemer may make payments from time to time from its own resources for certain enumerated purposes.

80

INDEX DESCRIPTIONS

Below are descriptions of the various indices for the Funds as of [January 31, 2025]. You cannot invest directly in an index.

[To be updated.]

ICE BofA 1-3 Year AAA-A US Corporate & Government Index: ICE BofA 1-3 Year AAA-A US Corporate & Government Index is a subset of ICE BofA US Corporate & Government Index including all securities with a remaining term to final maturity less than 3 years and rated AAA through A3, inclusive.

ICE BofA 1-12 Year AAA-AA Municipal Securities Index: ICE BofA 1-12 Year AAA-AA Municipal Securities Index is a subset of the ICE BofA US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 1 years and less than 12 years and rated AAA through AA3, inclusive.

MSCI ACWI SMID Cap Index (Net): The MSCI ACWI SMID Cap Index (Net) captures mid and small cap representation across 23 Developed Markets and 24 Emerging Markets countries. With approximately 7,797 constituents, the index covers approximately 28% of the free float-adjusted market capitalization in each country.

MSCI ACWI Large Cap Index (Net): The MSCI ACWI Large Cap Index (Net) captures large cap representation across 22 of 23 Developed Markets and 24 Emerging Markets countries. With 1,061 constituents, the index covers about 70% of the free float-adjusted market capitalization in each country.

Lipper Short-Intermediate Municipal Debt Funds Index: The Lipper Short-Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. The Lipper index does not include the expenses of the mutual funds included in the index.

ICE BofA 1-10 Year AAA-A US Corporate & Government Index: ICE BofA 1-10 Year AAA-A US Corporate & Government Index is comprised of all securities in the ICE BofA US Corporate & Government Index with a remaining term to final maturity less than 10 years and rated AAA through A3, inclusive. The ICE BofA US Corporate & Government Index tracks the performance of US dollar denominated investment grade debt (based on an average rating of Moody’s, S&P and Fitch) publicly issued in the US domestic market (including US Treasury, US agency, foreign government, supranational and corporate securities) with at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion for US Treasuries and $250 million for all other securities.

ICE BofA 1-10 Year US Corporate Index: ICE BofA 1-10 Year US Corporate Index is a subset of the ICE BofA US Corporate Master Index.

MSCI ACWI ex USA Index (Net): The MSCI ACWI ex USA Index (Net) captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 24 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the United States.

MSCI ACWI IMI Index (Net): The MSCI ACWI IMI Index (Net) captures large, mid and small cap representation across 23 developed markets and 24 emerging markets countries. With 8,780 constituents, the index is comprehensive, covering approximately 99% of the global equity investment opportunity set.

MSCI USA Index (Gross): The MSCI USA Index (Gross) is designed to measure the performance of the large and mid cap segments of the US market. With 624 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the US.

ICE BofA 3-7 Year AAA-AA Municipal Securities Index: ICE BofA 3-7 Year AAA-AA Municipal Securities Index is a subset of ICE BofA US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 7 years and rated AAA trough AA3, inclusive.

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FINANCIAL INFORMATION

Financial Highlights

The following financial highlights are intended to help you understand each Fund’s financial performance for its past five fiscal years, or since inception, if the life of a Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all distributions.

Information for the past five fiscal years ended October 31, 2024 has been audited by [ ], whose report, along with the Funds’ audited financial statements, is included in the Funds’ report filed on Form N-CSR, which is available upon request free of charge.

Because the Old Westbury Total Equity Fund is newly organized, no financial information is available for the Fund.

[Financial highlights to be provided by amendment.]

82

OLD WESTBURY FUNDS, INC.

Shareholder Privacy

Below is a summary of the non-public personal information that we may collect and maintain during the course of our relationship, our policy regarding the use of that information, and the measures we take to safeguard that information. We do not sell non-public personal information to anyone and only share it with others as described below.

Information We Collect

In the course of our business relationship, we may obtain non-public personal information about you, including:

•	Information we receive from you in applications, forms, or other documents (such as your name, address, and social security number, driver’s license number, and state identification card number).

•	Information about your investments or transactions with us.

Disclosure Policy

We will not disclose your non-public personal information except as permitted or required by law. For example, we may disclose such non-public personal information to affiliated or unaffiliated service providers that provide assistance in servicing or maintaining your account or other business relationship such as, mailing shareholder reports or providing periodic account statements or to third parties in response to a subpoena or regulatory inquiry. We may also disclose your non-public personal information to governmental entities such as sending annual income statement to the U.S. Internal Revenue Service.

Information Security

We require our service providers with whom your non-public personal information is shared to adopt policies and procedures reasonably designed to restrict access to and use of your non-public personal information and to maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

This information is being provided in accordance with the provisions of Section V of the Gramm-Leach-Bliley Act and the regulations of Securities and Exchange Commission issued thereunder.

A Statement of Additional Information (SAI) dated February [ ], 2025 is incorporated by reference into this Prospectus. Additional information about each Fund’s investments is contained in the Funds’ SAI, Annual and Semi-Annual Reports to shareholders, and and Form N-CSR filed with the SEC as they become available. The Annual Report discusses market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements as they become available. To obtain the SAI, Annual Report, Semi-Annual Report and other information, such as the Fund financial statements, without charge, and make inquiries, call your investment professional or the Fund at (800) 607-2200 or please visit https://www.oldwestburyfunds.com/OWF/Funds/index.html.

Information from the SEC: You can obtain copies of Fund documents from the SEC as follows:

On the EDGAR database via the Internet: http://www.sec.gov

By electronic request: publicinfo@sec.gov (The SEC charges a fee to copy any documents.)

Cusip 680414307

Cusip 680414109

Cusip 680414604

Cusip [  ]

Cusip 680414851

Cusip 680414406

Cusip 680414844

Cusip 680414505

Cusip 680414877

Cusip 680414869

Investment Company Act file no. 811-07912

[OWF_A21-PROS0324]	Old Westbury Funds, Inc.	[xx/25]

The information in this Preliminary SAI is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Preliminary SAI is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion Dated December 2, 2024

OLD WESTBURY FUNDS, INC.

Statement of Additional Information

February [ ], 2025

Old Westbury All Cap Core Fund (OWACX)
(“All Cap Core Fund”)
Old Westbury Large Cap Strategies Fund (OWLSX)
(“Large Cap Strategies Fund”)
Old Westbury Small & Mid Cap Strategies Fund (OWSMX)
(“Small & Mid Cap Strategies Fund”)
Old Westbury Total Equity Fund [Ticker]
(“Total Equity Fund”)
Old Westbury Credit Income Fund (OWCIX)
(“Credit Income Fund”)
Old Westbury Fixed Income Fund (OWFIX)
(“Fixed Income Fund”)
Old Westbury Short-Term Bond Fund (OWSBX)
(“Short-Term Bond Fund”)
Old Westbury Municipal Bond Fund (OWMBX)
(“Municipal Bond Fund”)

Old Westbury California Municipal Bond Fund (OWCAX)
(“California Municipal Bond Fund”)
Old Westbury New York Municipal Bond Fund (OWNYX)
(“New York Municipal Bond Fund”)
(each a “Fund” and collectively, the “Funds”)

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Funds’ Prospectus dated February [ ], 2025. This SAI incorporates by reference the audited financial statements for the Funds, including the notes thereto and the report of [ ] thereon, included in the Funds’ reports filed on Form N-CSR dated [October 31, 2024] and Semi-Annual Report dated [April 30, 2024]. You may obtain the Prospectus, Annual Report or Semi-Annual Report or other information, such as the Fund financial statements, without charge by calling 1-800-607-2200.

Bessemer Investment Management LLC – the
Funds’ Investment Adviser (“BIM” or the
“Adviser”)

1

2

HOW ARE THE FUNDS ORGANIZED?

Old Westbury Funds, Inc. (the “Corporation”) is an open-end, management investment company that was established under the laws of the State of Maryland on August 26, 1993.

Each Fund (except the California Municipal Bond Fund and New York Municipal Bond Fund) is a diversified portfolio of the Corporation. The California Municipal Bond Fund and New York Municipal Bond Fund are non-diversified portfolios as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Corporation may offer separate series of shares representing interests in separate portfolios of securities.

SECURITIES IN WHICH THE FUNDS INVEST

The Funds invest in a variety of securities and other instruments and employ a number of investment techniques that involve certain risks. The Prospectus highlights the Funds’ principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. Following the table is further information describing the investments and techniques listed in the table, as well as others.

Securities and Investment Techniques	All Cap Core Fund	Large Cap Strategies Fund	Small & Mid Cap Strategies Fund	Total Equity Fund	Credit Income Fund	Fixed Income Fund	Short- Term Bond Fund	Municipal Bond Fund	California Municipal Bond Fund	New York Municipal Bond Fund
Asset-Backed Securities	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Bank Obligations	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Below Investment Grade/High Yield Securities	Ö	Ö	Ö	Ö	Ö	Ö
Borrowing	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Callable Securities	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Collateralized Debt Obligations	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Collateralized Loan Obligations	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Collateralized Mortgage Obligations	Ö	Ö	Ö	Ö	Ö	Ö
Commercial Paper	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Commodities		Ö	Ö	Ö
Common Stocks	Ö	Ö	Ö	Ö	Ö
Convertible Securities	Ö	Ö	Ö	Ö	Ö	Ö
Debt Obligations	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Fixed and Floating Rate Debt Obligations	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Foreign Debt Obligations	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Inverse Floaters					Ö	Ö	Ö	Ö	Ö	Ö
Pre-Refunded Bonds					Ö	Ö	Ö	Ö	Ö	Ö
Depository Receipts	Ö	Ö	Ö	Ö
American Depository Receipts	Ö	Ö	Ö	Ö
Global Depository Receipts	Ö	Ö	Ö	Ö
European Depository Receipts	Ö	Ö	Ö	Ö
Non-Voting Depositary Receipts	Ö	Ö	Ö	Ö
Derivative Instruments	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Futures and Options Transactions	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Foreign Currency Transactions	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Hybrid or Linked Instruments	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Structured Notes	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Swap Transactions	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Emerging Growth Companies	Ö	Ö	Ö	Ö
Emerging Market Securities	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Exchange-Traded Funds	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
3

Exchange-Traded Notes	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Foreign Securities	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Illiquid Investments	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Inflation-Protected Securities	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Investment Grade Debt Securities	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Investment in Investment Companies	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Loan Participations and Assignments					Ö	Ö
Master Limited Partnerships (MLPs)	Ö	Ö	Ö	Ö	Ö	Ö
MLP Tax Risk	Ö	Ö	Ö	Ö	Ö	Ö
Money Market Instruments	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Mortgage-Backed Securities					Ö	Ö	Ö
Adjustable Rate Mortgage Securities (ARMS)					Ö	Ö	Ö
Commercial Mortgage-Backed Securities					Ö	Ö	Ö
Mortgage Dollar and U.S. Treasury Rolls					Ö	Ö
Multi-Manager and Multi-Style Management Strategy		Ö	Ö	Ö	Ö
Municipal Securities					Ö	Ö	Ö	Ö	Ö	Ö
Municipal Bonds					Ö	Ö	Ö	Ö	Ö	Ö
Municipal Leases					Ö	Ö	Ö	Ö	Ö	Ö
Municipal Housing Bonds					Ö	Ö	Ö	Ö	Ö	Ö
Municipal Notes					Ö	Ö	Ö	Ö	Ö	Ö
Non-Diversification									Ö	Ö
Preferred Securities	Ö	Ö	Ö	Ö	Ö	Ö
Private Placements and Other Restricted Securities	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Quantitative Investment Strategy	Ö	Ö	Ö	Ö	Ö	Ö
Real Estate Investment Trusts	Ö	Ö	Ö	Ö	Ö	Ö
Royalty Trusts	Ö	Ö	Ö	Ö
Repurchase Agreements	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Reverse Repurchase Agreements	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Short Sales	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Small and Medium Capitalization Stocks	Ö	Ö	Ö	Ö
Standby Commitments					Ö	Ö	Ö	Ö	Ö	Ö
Stripped Securities					Ö	Ö	Ö	Ö	Ö	Ö
Structured Investments					Ö	Ö	Ö	Ö	Ö	Ö
U.S. Government Securities	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Temporary Investments	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Variable Rate Demand Notes					Ö	Ö	Ö	Ö	Ö	Ö
Warrants and Rights	Ö	Ö	Ö	Ö	Ö
When-Issued and Delayed Delivery Transactions	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Zero Coupon, Pay-in-Kind and Step-Coupon Securities	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
4

SECURITIES DESCRIPTIONS, TECHNIQUES AND RISKS

The following describes the types of securities a Fund may purchase, as well as certain investment techniques a Fund may use that are in addition to those described in the Prospectus. The following also describes certain additional risks associated with such securities and investment techniques.

ASSET-BACKED SECURITIES. Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time such as car loans and credit card receivables. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment or default on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets.

BANK OBLIGATIONS. Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. A Fund will not invest in obligations for which the Adviser, or any of its affiliates, is the ultimate obligor or accepting bank. Certain bank obligations, such as some CDs, are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take relatively longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by a Fund; (ii) leave the Fund unable to timely vote, or otherwise act with respect to, loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, a Fund may hold cash, sell investments or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, lenders will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

BELOW INVESTMENT GRADE/HIGH YIELD SECURITIES. Below investment grade or high yield securities are securities rated lower than BBB by Standard & Poor’s Ratings Group (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”), comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or not rated by any rating agency but determined to be of comparable quality by the Adviser or the sub-advisers. There are certain risks involved in applying credit ratings as a method of evaluating below investment grade securities. For example, while credit rating agencies evaluate the safety of principal and interest payments, they do not evaluate the market risk of the securities and the securities may decrease in value as a result of credit

5

developments. Lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The market prices of such securities (commonly known as “junk bonds”) may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser and sub-advisers have no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments.

Below investment grade/high yield securities are subject to the risks associated with debt securities, and may be more sensitive to such risks than investment grade debt securities. The market for unrated securities may not be as liquid as the market for rated securities, which may result in depressed prices for a Fund in the disposal of such nonrated securities. The limited market for these securities may affect the amount actually realized by a Fund upon such sale. Such sale may result in a loss to a Fund.

BORROWING. A Fund may borrow money from banks or through reverse repurchase agreements in amounts up to one-third of total assets and pledge some assets as collateral. A Fund that borrows will pay interest on borrowed money and may incur other transaction costs. These expenses can exceed the income received or capital appreciation realized by a Fund from any securities purchased with borrowed money. With respect to borrowings, the Funds are required to maintain continuous asset coverage to 300% of the amount borrowed. If the coverage declines to less than 300%, the Fund must sell sufficient portfolio securities, even at a loss, to restore the coverage.

CALLABLE SECURITIES. Callable securities give the issuer the right to redeem the security on a given date or dates (known as the call dates) prior to maturity. In return, the call feature is factored into the price of the debt security, and callable debt securities typically offer a higher yield than comparable non-callable securities. Certain securities may be called only in whole (the entire security is redeemed), while others may be called in part (a portion of the total face value is redeemed) and possibly from time to time as determined by the issuer. There is no guarantee that the Fund will receive higher yields or a call premium on an investment in callable securities.

The period of time between the time of issue and the first call date, known as call protection, varies from security to security. Call protection provides the investor holding the security with assurance that the security will not be called before a specified date. As a result, securities with call protection generally cost more than similar securities without call protection. Call protection will make a callable security more similar to a long-term debt security, resulting in an associated increase in the callable security’s interest rate sensitivity.

Documentation for callable securities usually requires that investors be notified of a call within a prescribed period of time. If a security is called, the Fund will receive the principal amount and accrued interest, and may receive a small additional payment as a call premium. Issuers are more likely to exercise call options in periods when interest rates are below the rate at which the original security was issued, because the issuer can issue new securities with lower interest payments. Callable securities are subject to the risks of other debt securities in general, including prepayment risk, especially in falling interest rate environments.

COLLATERALIZED DEBT OBLIGATIONS (CDOs) AND COLLATERALIZED LOAN OBLIGATIONS (CLOs). A Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be illiquid; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions.

In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Funds’ Prospectus, CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been

6

paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full. Because cash flow is distributed sequentially instead of pro rata with CMOs, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal pay downs.

COMMERCIAL PAPER. The commercial paper in which a Fund may invest must be rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody, or F1 or F2 by the Fitch Group (“Fitch”). Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

COMMODITIES. Commodities are assets that have tangible properties, such as oil, agricultural products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

COMMON STOCKS. Common stock represents an equity (ownership) interest in a company. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. The prices of common stock fluctuate based on changes in the financial condition of their issuers and on market, economic, political, regulatory, geopolitical, pandemics and epidemics and other conditions. Furthermore, when the stock market declines, most common stocks, even those issued by strong companies, likely will decline in value. Market conditions add significantly to the risk of short term volatility of a Fund.

CONVERTIBLE SECURITIES. Convertible securities are a combined form of equity security and debt security. Generally, convertible securities are bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a certain time, or on the occurrence of certain events, or have a combination of these characteristics. Usually, a convertible security provides a long-term call on the issuer’s common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by a Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.

Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer’s non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities.

DEBT OBLIGATIONS. A Fund may invest in the following type of debt obligations, including bills, bonds, notes, debentures, money market instruments and similar instruments and securities of U.S. and non-U.S. corporate issuers or governments. Bonds and other debt securities generally are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Bonds and other debt securities generally are interest rate sensitive. During periods of falling interest rates, the value of debt securities held by a Fund generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer durations are more likely to be sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Debt obligations also may be particularly sensitive to certain economic, market and political events and developments, as described below. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

While assets in debt markets have grown rapidly in recent years, the capacity for traditional dealer counterparties to engage in debt securities trading has not kept pace and in some cases has decreased. For example, primary dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market

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size. This reduction in market-making capacity may be a persistent change, to the extent it is resulting from broader structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt securities markets. Such issues may be exacerbated during periods of economic uncertainty.

Fixed and Floating Rate Debt Obligations. Fixed rate securities exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates, the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility. Floating rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Floating rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Floating rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a floating rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Foreign Debt Obligations. The debt obligations of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. A Fund may invest in securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank. The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will be able or willing to honor their capitalization commitments for those entities.

Inverse Floaters. A Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Pre-Refunded Bonds. Pre-Refunded Bonds are outstanding debt securities that are not immediately callable (redeemable) by the issuer but have been “pre-refunded” by the issuer. The issuer “pre-refunds” the bonds by setting aside in advance all or a portion of the amount to be paid to the bondholders when the bond is called. Generally, an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, including direct obligations of the U.S. government, which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bonds. Due to the substantial “collateral” held in escrow, pre-refunded bonds often receive the same rating as obligations of the United States Treasury. Because pre-refunded bonds still bear the same interest rate as when they were originally issued and are of very high credit quality, their market value may increase. However, as the pre-refunded bond approaches its call or ultimate maturity date, the bond’s market value will tend to fall to its call or par price.

DEPOSITARY RECEIPTS. Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are generally not traded in the same market as the underlying securities and may not be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are traded in the U.S. ADRs provide a way for a Fund to gain exposure to foreign-based companies in the U.S. rather than purchasing shares in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. The foreign securities underlying GDRs and EDRs are traded globally or outside the U.S. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing. Some depositary receipts may be non-voting. Non-Voting Depositary Receipts (“NVDRs”) are typically issued by an exchange affiliate and represent a non-voting equity interest in an issuer.

DERIVATIVE INSTRUMENTS. Derivatives are financial instruments whose values are based on (or “derived” from) securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as Secured Overnight Financing Rate (“SOFR”)) or market indices (such as the S&P 500® Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can generally be easily bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized and/or complex, and may be harder to value. The use of derivatives may enhance returns and may be useful in hedging portfolios. The use of certain derivatives may have a leveraging effect on a Fund, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate the Fund’s losses. Some common types of derivatives include futures, options, options

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on futures, forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, swap transactions and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) for any other reason deemed appropriate by the Adviser or sub-advisers in achieving a Fund’s investment objective; and/or (vii) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to significant losses even from relatively small adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by or potentially unlimited as a result of certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting or with changes in the value of a Fund’s holdings. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of the Adviser’s or sub-advisers’ derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) in particular may be illiquid. Derivatives traded in the over-the-counter market are also subject to the risk that the other party will not meet its obligations. In addition, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation or legality or enforceability of a contract.

The Funds are required to comply with SEC Rule 18f-4 under the 1940 Act related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies. The rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limit, derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the rule. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating a Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. These requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

The Adviser has claimed an exclusion from the definition of a commodity pool operator with respect to its management of the Funds pursuant to Commodity Futures Trading Commission (“CFTC”) Rule 4.5. Therefore, the Adviser is not subject to regulation as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, with respect to its management of the Funds. In order to rely on the Rule 4.5 exclusion, the Funds must limit their investments in commodity futures contracts, options on futures contracts and swaps and other commodity interests (including, for example, security futures, broad-based stock index futures and financial futures contracts). In the event that the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a CPO with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total returns.

FUTURES AND OPTIONS TRANSACTIONS. A Fund may buy and sell futures contracts and options on futures contracts, buy put and call options on portfolio securities and securities indices or write covered put and call options on portfolio securities to attempt to increase its current income or to hedge its portfolio. There is no assurance that a liquid secondary market will exist for any particular futures contract or option at any particular time. A Fund’s ability to establish and close out futures and options positions depends on this secondary market. When a Fund uses futures and options on futures, there is a risk that the prices of such futures and options may not correlate perfectly with the prices of the underlying instruments. Futures contracts and options may react differently to market changes and be more volatile than the underlying instruments and may increase the volatility of a Fund’s NAV. In addition, the Adviser or sub-advisers could be incorrect in their

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expectations about the direction or extent of market factors such as stock price movements or foreign currency exchange rate fluctuations. For options, a change in volatility of the underlying instrument due to general market and economic conditions or other factors may negatively affect the value of such option. In these events, a Fund may lose money on the futures contracts and/or options, including losses that exceed the amount of the posted collateral (for futures), complete loss of the amounts paid as premiums to the writer of an option (for long options), and unlimited losses (for written options). In addition, futures exchanges may impose a maximum permissible price movement on each futures contract for each trading session. A Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Futures Contracts. A futures contract is a commitment by two parties under which one party agrees to make delivery of an asset (seller) and another party agrees to take delivery of the asset at a certain time in the future. A futures contract may involve a variety of assets including commodities (such as oil, wheat or corn) or a financial asset (such as a security). A stock index futures contract is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the price of the original contract and the value of the index at the close of the last trading day of the contract. No physical delivery of the underlying securities in the index is made. Settlement is made in cash upon termination of the contract. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a futures contract is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts call for cash settlements.

Margin in Futures Contracts. Since a Fund does not pay or receive money upon the purchase or sale of a futures contract, it is required to deposit an amount of initial margin in cash, U.S. Government securities or liquid debt securities as a good faith deposit. The margin is returned to a Fund upon termination of the contract. Initial margin in futures transactions does not involve borrowing to finance the transactions. As the value of the underlying futures contract changes daily, a Fund pays or receives cash, called variation margin, equal to the daily change in value of the futures contract. This process is known as marking to market. Variation margin does not represent a borrowing or loan by a Fund. It may be viewed as a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When a Fund purchases futures contracts, it will maintain, at a minimum, an amount of cash and/or cash equivalents, equal to the amount payable at the settlement of the futures contracts to “collateralize” the position and ensure that the futures contracts are covered. As a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may lead to a substantial loss for a Fund. A Fund is also required to deposit and maintain margin when it writes call options on futures contracts. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed.

Put Options on Financial and Stock Index Futures Contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a Fund will normally close out its option position by selling an identical option. If the hedge is successful, the proceeds received by a Fund upon the sale of the second option will be large enough to offset both the premium paid by a Fund for the original option plus the decrease in value of the hedged securities.

Alternatively, a Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. A Fund would then deliver the futures contract in return for payment of the strike price. If a Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid plus related transaction costs for the option contract may be lost.

A Fund may also write (sell) listed put options on financial or stock index futures contracts to hedge its portfolio against a decrease in market interest rates or an increase in stock prices. A Fund will use these transactions to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When a Fund sells a put on a futures contract, it receives a cash premium in exchange for granting to the buyer of the put the right to receive from the Fund, at the strike price, a short position in such futures contract. This is so even if the strike price upon exercise of the option is greater than the value of the futures position received by such holder. As market interest rates decrease or stock prices increase, the market price of the underlying financial or stock index futures contract normally increases. When the market price of the underlying financial or stock index futures contract increases, the buyer of the put option has less reason to exercise the put because the buyer can sell the same futures contract at a higher price in the market. If the value of the underlying futures

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position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The premium received by a Fund can then be used to offset the higher prices of portfolio securities to be purchased in the future.

In order to avoid the exercise of an option sold by it, a Fund may cancel its obligation under the option by entering into a closing purchase transaction, unless it is determined to be in the Fund’s interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by a Fund of an option having the same terms as the option sold by the Fund, and has the effect of canceling the Fund’s position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction. If the hedge is successful, the cost of buying the second option will be less than the premium received by a Fund for the initial option.

Call Options on Financial and Stock Index Futures Contracts. A Fund may write (sell) listed and over-the-counter call options on financial and stock index futures contracts. When a Fund writes a call option on a futures contract, it undertakes to sell a futures contract at the fixed price at any time during the life of the option. As stock prices fall or market interest rates rise, causing the prices of financial and stock index futures to go down, a Fund’s obligation to sell a futures contract costs less to fulfill, causing the value of the Fund’s written call option position to increase. In other words, as the underlying futures price goes down below the option’s strike price, the buyer of the option has no reason to exercise the call, so that a Fund keeps the premium received for the option. This premium can substantially offset the drop in value of a Fund’s portfolio securities.

Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, a Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by a Fund for the initial option. The net premium income of a Fund will then substantially offset the decrease in value of the hedged securities.

A Fund may buy a listed call option on a financial or stock index futures contract to hedge against decreases in market interest rates or increases in stock price. A Fund will use these transactions to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When a Fund purchases a call on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a strike price determined at the time the call was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer’s) position in the underlying futures contract. As market interest rates fall or stock prices increase, the value of the underlying futures contract will normally increase, resulting in an increase in value of a Fund’s option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, a Fund could exercise its option and buy the futures contract below market price. Prior to the exercise or expiration of the call option, a Fund could sell an identical call option and close out its position. If the premium received upon selling the offsetting call is greater than the premium originally paid, a Fund has completed a successful hedge.

Purchasing Put and Call Options on Securities. A Fund may purchase put options on portfolio securities to protect against price movements in the Fund’s portfolio. A put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. A Fund may purchase call options on securities acceptable for purchase to protect against price movements by locking in on a purchase price for the underlying security. A call option gives the Fund, in return for a premium, the right to buy the underlying security from the seller at a specified price during the term of the option.

Writing Covered Call and Put Options on Securities. A Fund may write covered call and put options to generate income and thereby protect against price movements in the Fund’s portfolio securities. As a writer of a call option, the Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. As a writer of a put option, the Fund has the obligation to purchase a security from the purchaser of the option upon the exercise of the option.

Stock Index Options. A Fund may purchase or sell put or call options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index. Upon the exercise of the option, the holder of a call option has the right to receive, and the writer of a put option has the obligation to deliver, a cash payment equal to the difference between the closing price of the index and the exercise price of the option. The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Fund’s portfolio correlate with price movements of the stock index selected. The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices will be subject to the Adviser or sub-advisers correctly predicting movements in the directions of the

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stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

Over-the-Counter Options. Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options generally have a continuous liquid market while over-the-counter options may not. A Fund may generally purchase and write over-the-counter options on portfolio securities or securities indices in negotiated transactions with the buyers or writers of the options when options on the Fund’s portfolio securities or securities indices are not traded on an exchange.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are generally used to obtain foreign currencies to settle securities transactions or to exchange one currency for another. They can also be used as a hedge to protect assets against adverse changes in foreign currency exchange rates or regulations. When a Fund uses foreign currency exchanges as a hedge, it may also limit potential gain that could result from an increase in the value of such currencies. Currency exchange rates may be volatile and a Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, market or economic downswings, or other relevant factors, such as the actions of governments or central banks, the imposition of currency controls, and speculation. Foreign currency hedging transactions are used to protect against foreign currency exchange rate risks.

Forward Foreign Currency Exchange Contracts. A Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, to facilitate settlement of security purchases, to exchange one currency for another, or, with respect to certain Funds, to seek enhanced returns. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk. A Fund may also hedge a currency by entering into a transaction in a currency instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). Bilaterally negotiated forward foreign currency exchange contracts are subject to counterparty risk. Certain foreign currency forwards may eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk involved in bi-laterally negotiated contracts and increase the liquidity of these contracts, central clearing would not make the contracts risk-free. Gains from foreign currency contracts are generally taxable as ordinary income and, as a result, may significantly increase an investor’s tax liability.

A Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present during the particular time that a Fund is engaging in proxy hedging. A Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Some of the forward non-U.S. currency contracts entered into by the Funds are classified as non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

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Put and Call Options on Foreign Currencies. Purchasing and writing put and call options on foreign currencies are used to protect a Fund’s portfolio against declines in the U.S. dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. Writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received. A Fund could lose money if it is required to purchase or sell foreign currencies at disadvantageous exchange rates. If exchange rate movements are adverse to a Fund’s position, such Fund may forfeit the entire amount of the premium plus related transaction costs. These options are traded on U.S. and foreign exchanges or over-the-counter.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of government actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lesser trading volume.

HYBRID OR LINKED INSTRUMENTS. Hybrid or linked instruments typically combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid instrument is tied to the price of some commodity, currency or securities index or another interest rate or some other economic factor (a “benchmark”). The interest rate or the principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark.

Hybrid instruments also include “market access products” (“MAPs”), which may be structured as participatory notes, debt or equity warrants, options, total return swaps or other similarly structured instruments that are linked to an underlying equity security. MAPs provide for synthetic exposure to the price movements of an underlying local foreign equity security (e.g., if the underlying equity security decreases in value, the value of the MAP will decrease commensurately). MAPs are subject to certain risks, including, but not limited to, the same risks as direct investments in securities of foreign issuers and the risks generally associated with investing in derivative instruments. In addition, MAPs are subject to counterparty risk because the security is typically issued by another financial institution or banking entity. If the counterparty suffers a significant credit event and cannot perform, or it is perceived that the counterparty cannot perform, its obligations under the terms of the agreement, a MAP may lose value regardless of the strength of the underlying equity security. Additionally, the liquidity of MAPs may be limited because there is typically no secondary market trading in such instruments (they are generally bought and sold through the issuing counterparty).

These instruments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid instrument or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a linked hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a linked or hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denomination bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of linked or hybrid instruments also exposes a Fund to the credit risk of the issuer of the linked or hybrid instrument. These risks may cause significant fluctuations in the NAV of a Fund. Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined under the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

STRUCTURED NOTES. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of the structured note may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed so that appreciation of the reference may produce an increase or decrease in the interest rate or the value of the structured note; therefore, the value of these securities may be volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, relatively less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

SWAP TRANSACTIONS. Swaps are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different market factors or types of investments, including a specified reference security, basket of securities, securities market index or index component. Depending on their structure, swaps may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates,

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securities market indexes, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swaps, including interest rate, index, volatility, commodity, equity, credit default and currency exchange rate swaps, and other types of swaps such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap.

Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested in a particular security, or at a particular interest rate, in a particular foreign currency), or in a “basket” of securities representing a particular index. The “notional amount” of the swap is a basis on which to calculate the obligations which the parties to a swap have agreed to exchange. A Fund’s obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the swap based on the relative values of the positions held by each party to the swap. A Fund’s obligations under a swap will be accrued daily (offset against any amounts owing to the Fund).

Whether a Fund’s use of swaps will be successful in furthering its investment objective will depend on the ability of the Adviser or sub-advisers correctly to predict whether certain types of investments are likely to produce greater returns than other investments. For a bilaterally negotiated swap, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Currently, some, but not all, swap transactions are subject to central clearing. Eventually many swaps will be centrally cleared. Although central clearing is expected to decrease the counterparty risk involved in bilaterally negotiated contracts because it interposes the central clearinghouse as the counterparty to each participant’s swap, central clearing would not make swap transactions risk-free. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swaps, to realize amounts to be received under such swaps, or to enter into swaps, or could have adverse tax consequences.

Swaps may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to the limitation on illiquid investments. Like most other investments, swap transactions are subject to the risk that market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that the Adviser or sub-advisers will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Adviser or sub-advisers attempt to use a swap as a hedge against, or as a substitute for, a portfolio investment, a Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

EMERGING GROWTH COMPANIES. Emerging growth companies are companies that are beyond their initial start-up periods but have not yet reached a state of established growth or maturity. The nature of investing in emerging growth companies involves a greater level of risk than would be associated when investing in more established seasoned companies. The rate of growth of such companies may at times be dramatic; such companies often provide new products or services that enable them to capture a dominant or important market position, have a special area of expertise or are able to take advantage of changes in demographic factors in a more profitable way than other companies. These companies may have limited product lines, markets or financial resources and may lack management depth since they have not been tested by time or the marketplace. The securities of emerging growth companies often have limited marketability and may be subject to more volatile market movements than securities of larger, more established growth companies or the market averages in general. Therefore, a Fund that invests in emerging growth companies may be subject to greater fluctuation in value than funds investing entirely in proven growth stocks.

EMERGING MARKET SECURITIES. The Adviser or sub-advisers may invest in emerging markets. Most of these markets have a relatively low gross national product per capita, compared to the world’s major economies, but may exhibit potential for rapid economic growth. Securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks), warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. A Fund may also invest in the depositary receipts of such issuers. There are special risks involved in investing in emerging market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be relatively less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain

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emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

Certain emerging markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make a Fund’s investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets back into the U.S., or otherwise adversely affect a Fund’s operations. Certain foreign investments may become relatively less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value.

EXCHANGE-TRADED FUNDS. As discussed under “Investment in Other Investment Companies” below, other investment companies may include exchange-traded funds (“ETFs”), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track and to the risks of the specific sector or industry tracked by the ETF. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons. Although ETFs that track broad market indexes are typically large and their shares are fairly liquid, ETFs that track more specific indexes tend to be newer and smaller, and all ETFs have limited redemption features. An SEC exemptive rule allows registered funds to disregard certain limits described herein, subject to certain conditions. For further discussion of the exemptive rule, please refer to the “Investment in Other Investment Companies” section below.

EXCHANGE-TRADED NOTES. A Fund may invest in exchange-traded notes (“ETNs”), which are debt securities whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk and counterparty risk. The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

FOREIGN SECURITIES. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Amounts realized on foreign securities may be subject to high levels of foreign withholding and other taxes which may decrease the net return on foreign investments as compared to amounts realized by a Fund on domestic securities.

The value of a Fund’s investments in foreign securities may be adversely affected by changes in political or social conditions, the imposition of economic sanctions against a particular country or countries, pandemics and epidemics, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. International trade tensions involving certain countries and their trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of certain country’s export industry with a potentially severe negative impact to the Fund. The type and severity of economic sanctions and other similar measures that may be imposed, including counter sanctions or other retaliatory actions, may vary in scope. The imposition of sanctions and other similar measures could, for example, cause a decline in the value and liquidity of securities issued by companies located in or

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economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. A sanctioned country may also be less willing or able to repay its sovereign debt. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance.

In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Fund’s operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer.

Since investments in foreign securities often involve foreign currencies, the value of a Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, including currency blockage.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of U.S. security exchanges. Accordingly, a Fund’s foreign investments may be relatively less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the U.S.

ILLIQUID INVESTMENTS. Illiquid investments are any investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions and may be subject to the limitation on illiquid investments. The Funds have implemented a liquidity risk management program to identify illiquid investments pursuant to Rule 22e-4 under the 1940 Act, and the Funds’ Board has approved a program administrator to administer the program.

INFLATION. The Funds are subject to the risk that the present value of assets or income from investments will be worth less in the future as inflation decreases the purchasing power and value of money. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). A Fund’s investments may not keep pace with inflation, which would generally adversely affect the real value of shareholders’ investment in the Fund.

INFLATION-PROTECTED SECURITIES. Unlike traditional debt securities that make fixed or variable principal and interest payments, inflation-protected debt securities are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

INVESTMENT GRADE DEBT SECURITIES. Investment grade securities have received one of the four highest ratings of a NRSRO. The ratings of AAA, AA, A and BBB by S&P or Fitch denote investment grade securities. The ratings of Aaa, Aa, A and Baa by Moody’s denote investment grade securities. Securities receiving the fourth highest rating (BBB by S&P or Fitch or Baa by Moody’s) have speculative characteristics and changes in the market or the economy are more likely to affect the ability of the issuer to repay its obligations when due. The credit ratings assigned to investment grade securities may not accurately reflect the true risks of an investment. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value. In the event any debt obligation held by a Fund is downgraded below the lowest permissible grade, the Fund is not required to sell the security.

INVESTMENT IN OTHER INVESTMENT COMPANIES. A Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the SEC. The Funds may invest in other investment companies during periods when there is a shortage of attractive securities available in the market, or when the Adviser or sub-advisers believe share prices of other investment companies offer attractive values. A Fund may also invest in other investment

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companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases. A Fund may also invest in foreign investment companies or foreign investment schemes. In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track, as well as to the risks of the specific sector or industry on which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

The 1940 Act requires that, as determined immediately after a purchase is made, (1) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company, (2) not more than 10% of the value of a Fund’s total assets will be invested in securities of investment companies as a group, and (3) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. However, a Fund may invest in securities issued by other registered investment companies, including ETFs, beyond the above percentage maximums pursuant to rules promulgated by the SEC, including Rule 12d1-4 under the 1940 Act.

Rule 12d1-4 allows a Fund to acquire shares of another investment company in excess of the limitations currently imposed by the 1940 Act. A Fund relying on Rule 12d1-4 is subject to several conditions, certain of which are specific to the Fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit the Fund, its Adviser or sub-adviser and their respective affiliates from controlling or voting more than 25% of the voting securities of an open-end unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) entry into a fund of funds investment agreement; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets. The limitations placed on acquired funds under Rule 12d1-4 may impact the ability of a Fund to invest in an acquired fund or may impact the investments made by the acquired fund.

LIBOR DISCONTINUANCE. A Fund’s investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), SOFR, a term SOFR rate published by CME Group Benchmark Administration Limited (CBA) calculated using certain derivatives markets (“Term SOFR”), another rate determined using SOFR values, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. Almost all settings of LIBOR have ceased to be published and, in connection with those rates, the Fund has transitioned to successor or alternative reference rates as necessary. However, the publication of certain other LIBORs (e.g., 3 month Sterling LIBOR and the 1 month, 3 month, 6 month USD LIBOR settings) will continue to be published on a temporary, synthetic and non-representative basis. In some instances, regulators have restricted new use of LIBORs prior to the date when synthetic LIBOR will cease to be published. The termination of LIBOR and any additional regulatory or market changes may have an adverse impact on a Fund’s investments, performance or financial condition. Until then, the Fund may hold or acquire instruments that reference such rates due to favorable liquidity or pricing.

Regulators and market participants are currently engaged in identifying successor Reference Rates (“Alternative Reference Rates”). Market participants are focusing on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through market-wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Legislation relating to the discontinuation of LIBOR and the use of Alternative Reference Rates has been adopted at the state and federal levels. In March 2022, the Federal Reserve Board recommended that the benchmark replacement be based on SOFR, which is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities and is based on directly observable U.S. Treasury-backed repurchase transactions. In addition, in connection with supervisory guidance from U.S. regulators, some U.S. regulated entities will cease to enter into most new LIBOR contracts after January 1, 2022. Nonetheless, the termination of certain Reference Rates presents risks to a Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Fund or on its overall financial condition or results of operations.

The transition process might lead to increased volatility and illiquidity in markets that currently rely on Reference Rates to determine interest rates. It could also lead to a reduction in the value of some Reference Rate-based investments held by a Fund and reduce the effectiveness of new hedges placed against existing Reference Rate-based instruments. While market participants are endeavoring to minimize the economic impact of the transition from Reference Rates to Alternative Reference Rates, the transition away from LIBOR and certain other Reference Rates could, among other negative consequences:

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■ Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any Reference Rate-linked securities, loans and derivatives in which a Fund may invest;

■  Require extensive negotiations of and/or amendments to agreements and other documentation governing Reference Rate-linked investments products;

■ Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fallback” provisions that provide for an alternative reference rate in the event of Reference Rate unavailability; or

■  Cause a Fund to incur additional costs in relation to any of the above factors.

The risks associated with the above factors, including decreased liquidity, are heightened with respect to investments in Reference Rate-based products that do not include a fallback provision that addresses how interest rates will be determined if LIBOR and certain other Reference Rates stop being published. Even with some Reference Rate-based instruments that may contemplate a scenario where Reference Rates are no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain Reference Rate-related instruments or financing transactions, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for a Fund. Since the usefulness of LIBOR and certain other Reference Rates as benchmarks could deteriorate during the transition period, these effects could occur prior to June 30, 2023. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. In addition, when a Reference Rate is discontinued, the Alternative Reference Rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or counterparties or otherwise may adversely affect a Fund’s performance or NAV.

LOAN PARTICIPATIONS AND ASSIGNMENTS. A Fund may invest in fixed or floating rate loans to U.S. companies, foreign entities, and U.S. subsidiaries of foreign entities made by one or more financial institutions. The rate of interest on a fixed-rate loan is generally a set amount. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the LIBOR, the CD rate of a designated U.S. bank, the prime rate of a designated U.S. bank, the Federal Funds rate, or another base lending rate used by commercial lenders. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower. A Fund may invest in loans that are investment grade, below investment grade (“junk”), or not rated by any NRSRO. Loans that are rated lower than investment grade entail default and other risks greater than those associated with higher-rated loans. Generally, the lower the rating category, the riskier the investment. Typically, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Loans to corporations or governments may be originated, negotiated, and structured by a lead bank, insurance company, finance company, or other financial institutions (the “Agent”) for a lending syndicate of financial institutions. A Fund may participate in such loan syndicates by buying a fractional interest in the loan, or by purchasing an assignment of all of a portion of a loan previously attributable to a different lender. A Fund that purchases a participation interest does not have any direct contractual relationship with the borrower. The Fund will rely on the lender who sold the participation interest not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of payments due under the loan. The Fund may not directly benefit from any collateral supporting the loan in which it purchased the participation interest. The Fund may be subject to delays, expenses, and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. In the event of the insolvency of the lender selling a participation interest, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain participation interests may be structured in a manner designed to avoid purchasers of participation interests being subject to the credit risk of the lender with respect to the participation; but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation interest may be delayed and the assignability of the participation interest impaired.

Generally, a Fund purchases an assignment of a loan from a lender it will step into the shoes of the lender and acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The assignability of certain obligations may be restricted by the governing documentation as to the nature of the assignee such that the only way in which a Fund may acquire an interest in a loan is by purchasing a participation of interest and not an assignment. The Fund may have difficulty disposing of assignments and participation interests given these limitations and other factors.

In the event a borrower becomes bankrupt or insolvent, the borrower may attempt to assert certain legal defenses as a result of improper conduct by the Agent. If an Agent declares bankruptcy, or has a receiver, conservator, or a similar official appointed for it by a regulatory authority, assets held by the Agent for a loan should remain available to holders of corporate loans, including the Fund. However, a regulatory authority or court may determine that assets held by the Agent for the benefit of the purchasers of the loans are subject to the

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claims of the Agent’s general or secured creditors, the purchasers, including the Fund, may incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest.

Loans that are secured by specific collateral of the borrower generally are senior to most other securities of the borrower. The collateral typically has a market value, at the time the loan is made, that equals or exceeds the principal amount of the loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a loan may not be fully collateralized and can decline significantly in value.

Generally, a loan is subject to legal or contractual restrictions on resale. Loans that a Fund may purchase are typically not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for certain loans, and to the extent a secondary market exists for other loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The supply of loans may be limited from time to time due to a lack of sellers in the market for existing loans or the number of new loans currently being issued. As a result, the loans available for purchase may be lower quality or higher priced.

MASTER LIMITED PARTNERSHIPS (MLPs). Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict a Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Much of the benefit that a Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which a Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to a Fund.

MONEY MARKET INSTRUMENTS. Money market instruments are high-quality, short-term debt obligations, which include, but are not limited to: (i) U.S. Government obligations (i.e., a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government); (ii) certain corporate debt securities (e.g., commercial paper and master notes (which are generally understood to be unsecured obligations of a firm, often private and/or unrated, privately negotiated by borrower and lender)); (iii) bank obligations (e.g., certificates of deposit, time deposits and bankers’ acceptances); (iv), pass-through certificates or participation interests; (v) short-term taxable municipal securities; (vi) repurchase agreements; and (vii) money market funds (i.e., funds that comply with Rule 2a-7 under the 1940 Act). Money market instruments are generally regarded to be of high quality. However, except for certain U.S. Government obligations, they generally are not backed or insured by the U.S. Government, its agencies or instrumentalities. Accordingly, the creditworthiness of an issuer, or guarantees of that issuer, supports such instruments. In addition, certain money market funds may impose a liquidity fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums. However, in December 2021, the SEC proposed amendments to Rule 2a-7 that would, among other things, restrict a money market fund from implementing such liquidity fees or suspending redemptions except in limited circumstances. It is not presently possible to predict whether these proposed or other changes will be implemented.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. The securities, in turn, are either privately placed or publicly offered.

Mortgage-backed securities may be issued or guaranteed by the Government National Mortgage Association (also known as Ginnie Mae (“GNMA”), the Federal National Mortgage Association (also known as Fannie Mae) (“FNMA”), or the Federal Home Loan

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Mortgage Corporation (also known as Freddie Mac) (“FHLMC”), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its stock nor the securities it issues are insured or guaranteed by the U.S. Government. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, “repackages” them and provides certain guarantees. FHLMC’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System.

Mortgage-backed securities issued by FHLMC are not guaranteed as to timely payment of interest and principal by the U.S. Government.

On September 7, 2008, FHLMC and FNMA were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FHLMC’s and FNMA’s assets and property and to put them in a sound and solvent condition. The U.S. Treasury has made a commitment of indefinite duration to maintain the positive net worth of FHLMC and FNMA in exchange for senior preferred stock and warrants for common stock of the entities. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met or that the U.S. Treasury’s initiative will be successful.

The future status and role of FHLMC and FNMA could be impacted by (among other things) the actions taken and restrictions placed on FHLMC and FNMA by the FHFA in its role as conservator, the restrictions placed on FHLMC’s and FNMA’s operations and activities under stock purchase agreements with the FHFA, market responses to developments at FHLMC and FNMA, and future legislative and regulatory action that alters the operations, ownership, structure, and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by FHLMC and FNMA. The FHFA has indicated that the conservatorship of each enterprise will end when the director of the FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. The FHFA recently announced plans to consider taking FNMA and FHLMC out of conservatorship. Should FNMA and FHLMC be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock Purchase Agreement, the agreement through which the Treasury provides financial support to FNMA and FHLMC. It is also unclear how the capital structure of FNMA and FHLMC would be constructed post-conservatorship, and what effects, if any, the privatization of FNMA and FHLMC will have on their creditworthiness and guarantees of certain mortgage-backed securities. Accordingly, should the FHFA take FNMA and FHLMC out of conservatorship, there could be an adverse impact on the value of their securities which could cause a Fund’s investments to lose value.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Due to these risks, mortgage-backed securities may become more volatile in certain interest rate environments. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) may continue to increase as a result of various economic and other factors, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

ADJUSTABLE RATE MORTGAGE SECURITIES (ARMS). ARMS, like traditional fixed rate mortgage-backed securities, represent an ownership interest in a pool of mortgage loans and are issued, guaranteed or otherwise sponsored by governmental or by private entities. Unlike traditional mortgage-backed securities, the mortgage loans underlying ARMS generally carry adjustable interest rates, and in some cases principal repayment rates, that are reset periodically. An adjustable

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interest rate may be passed-through or otherwise offered on certain ARMS. Investing in ARMS may permit a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the interest rate payments on mortgages underlying the pool on which the ARMS are based. ARMS generally have lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity.

The interest rates paid on ARMS generally are readjusted at intervals of one year or less to a rate that is an increment over some predetermined interest rate index, although some securities may have reset intervals as long as five years. There are three main categories of indices: those based on LIBOR, those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index (indicating the cost of borrowing) or a moving average of mortgage rates. Commonly used indices include the one-, three-, and five-year constant-maturity Treasury rates; the three-month Treasury bill rate; the 180-day Treasury bill rate; rates on longer-term Treasury securities; the 11th District Federal Home Loan Bank Cost of Funds; the National Median Cost of Funds; the one-, three-, six-month, or one-year LIBOR; the prime rate of a specific bank; or commercial paper rates.

In a changing interest rate environment, the reset feature may act as a buffer to reduce sharp changes in the ARMS’ value in response to normal interest rate fluctuations. However, the time interval between each interest reset causes the yield on the ARMS to lag behind changes in the prevailing market interest rate. As interest rates are reset on the underlying mortgages, the yields of the ARMS gradually re-align themselves to reflect changes in market rates so that their market values remain relatively stable compared to fixed-rate mortgage-backed securities.

As a result, ARMS also have less risk of a decline in value during periods of rising interest rates than if a Fund invested in more traditional long-term, fixed-rate mortgage-backed securities. However, during such periods, this reset lag may result in a lower NAV until the interest rate resets to market rates. If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest these amounts in securities with a higher current rate of return. However, a Fund will not benefit from increases in interest rates to the extent that interest rates exceed the maximum allowable annual or lifetime reset limits (or cap rates) for a particular mortgage-backed security. This is because borrowers with the adjustable rate mortgage loans that are pooled into ARMS generally see an increase in their monthly mortgage payments when interest rates rise which in turn increases their rate of late payments and defaults.

Because an investor is “locked in” at a given interest rate for the duration of the interval until the reset date, whereas interest rates continue to fluctuate, the sensitivity of an ARMS’ price to changes in interest rates tends to increase along with the length of the interval. To the extent a Fund invests in ARMS that reset infrequently, the Fund will be subject to similar interest rate risks as when investing in fixed-rate debt securities. For example, a Fund can expect to receive a lower interest rate than the prevailing market rates (or index rates) in a rising interest rate environment because of the lag between daily increases in interest rates and periodic readjustments.

During periods of declining interest rates, the interest rates on the underlying mortgages may reset downward with a similar lag, resulting in lower yields to a Fund. As a result, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as the value of fixed-rate securities do. During periods of rising interest rates, ARMS will be subjected to greater extension risk than fixed-rate mortgage-backed securities. This is because borrowers with adjustable rate loans will generally see their monthly payment obligations increase along with interest rates, with the result being an increase in late payments and defaults.

Caps and floors. The underlying mortgages that collateralize ARMS will frequently have caps and floors that limit the maximum amount by which the interest rate to the residential borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Fluctuations in interest rates above the applicable caps or floors on the ARMS could cause the ARMS to “cap out” and to behave more like long-term, fixed-rate debt securities.

Negative amortization. Some mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, where payments are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed securities.

COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be relatively less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

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MORTGAGE DOLLAR AND U.S. TREASURY ROLLS.

Mortgage dollar rolls. In a mortgage dollar roll, a Fund sells or buys mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase or sell substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the “roll period”), a Fund forgoes principal and interest payments that it would otherwise have received on the securities sold. A Fund is compensated by the difference between the current sales price, which it receives, and the lower forward price that it will pay for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale.

A Fund is exposed to the credit risk of its counterparty in a mortgage dollar roll or U.S. Treasury roll transaction. A Fund could suffer a loss if the counterparty fails to perform the future transaction or otherwise meet its obligations and the Fund is therefore unable to repurchase at the agreed upon price the same or substantially similar mortgage-backed securities it initially sold. A Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk).

A Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks as determined by the Adviser or sub-adviser. Although rolls could add leverage to a Fund’s portfolio, the Fund does not consider the purchase and/or sale of a mortgage dollar roll to be a borrowing for purposes of the Fund’s fundamental restrictions or other limitations on borrowing.

U.S. Treasury rolls. In U.S. Treasury rolls, a Fund sells U.S. Treasury securities and buys back “when-issued” U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the “when-issued” U.S. Treasury security. Two potential advantages of this strategy are (1) a Fund can regularly and incrementally adjust its weighted average maturity of its portfolio securities (which otherwise would constantly diminish with the passage of time); and (2) in a normal yield curve environment (in which shorter maturities yield less than longer maturities) a gain in yield to maturity can be obtained along with the desired extension.

During the period before the settlement date, a Fund continues to earn interest on the securities it is selling. It does not earn interest on the securities that it is purchasing until after the settlement date. The Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. A Fund will generally enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

MULTI-MANAGER AND MULTI-STYLE MANAGEMENT STRATEGY. With respect to a Fund that has one or more sub-advisers, performance is dependent upon the Adviser’s and sub-advisers’ success in implementing the Fund’s investment strategies to achieve the Fund’s objectives. A Fund’s performance will depend significantly on the success of the Adviser’s methodology in allocating the Fund’s assets to sub-advisers, the Adviser’s selection and oversight of the sub-advisers and the sub-advisers’ skill in executing the relevant strategy and selecting investments for the Fund. There can be no assurance that the Adviser or sub-advisers will be successful in this regard. The Adviser’s and the sub-advisers’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which a Fund invests may prove to be incorrect, and there is no guarantee that the Adviser’s or a sub-adviser’s judgment will yield the desired results.

It is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if the sub-advisers were implementing their own trades on a daily basis, which could cause the Fund’s return to be lower than if the sub-adviser implemented trades on behalf of the Fund. In addition, a sub-adviser may implement its model portfolio for its other accounts prior to delivering its model to the Adviser, or after delivering its model portfolio to the Adviser but before the Adviser has had an opportunity to place some or all of the trades for the Fund to implement the sub-adviser’s model portfolio, which could adversely affect the Fund.. In these circumstances, trades placed by the Adviser pursuant to a model portfolio may be subject to price movements that result in the Total Equity Fund receiving prices that are different from the prices obtained by the sub-adviser for its other accounts, including less favorable prices. The risk of such price deviations may increase for large orders or where securities are thinly traded.

The timing of cash flows for the Total Equity Fund and the effect of expenses applicable to the Total Equity Fund which are not applicable to a model portfolio also may cause the Total Equity Fund’s performance to deviate from the performance of a model portfolio.

MUNICIPAL SECURITIES. Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

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Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

Municipal securities can be classified into two principal categories: “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.

Special revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds. Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company’s loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds. Although Fund distributions attributable to interest on private activity bonds generally are not subject to regular federal income tax, such distributions generally are subject to the federal alternative minimum tax. Tax increment financing (“TIF”) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants’ sales, and related tax collections, failed to increase as anticipated. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, is a separate “issuer.” An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

A Fund may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest (but not the value of the bonds before they mature) on such securities. These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party (Issuer-Obtained Insurance) or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Fund. The premiums for the policies may be paid by the Fund and the yield on the Fund’s investments may be reduced thereby.

A Fund may require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet the Fund’s quality standards. A Fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities, when, in the opinion of the Adviser or sub-advisers, such insurance would benefit the Fund (for example, through improvement of portfolio quality or increased liquidity of certain securities). Issuer-Obtained Insurance policies are non-cancelable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the policies purchased by the Fund.

Specific types of municipal securities include municipal bonds, municipal notes and municipal leases:

MUNICIPAL BONDS. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

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CALIFORNIA MUNICIPAL BONDS. The California Municipal Bond Fund may be particularly affected by political, economic or regulatory developments affecting the ability of California tax-exempt issuers to pay interest or repay principal.

Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives as well as environmental events could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors that may impact issuers of California Municipal Bonds. The information is derived from sources that are generally available to investors, including information promulgated by the State’s Department of Finance, the State’s Treasurer’s Office, and the Legislative Analyst’s Office. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. Such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers are not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Certain debt obligations held by the Fund may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State’s General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the State government to pay for their operations and services, their ability to pay debt service on obligations held by the Fund may be impaired.

Certain tax-exempt securities in which the Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

Relative to other states, California has for many years imposed a very high state and local tax burden on residents. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside of, or not locate within, California. The economic and financial condition of the State also may be affected by various financial, social, economic, environmental and political factors. For example, the electronics and technology industry is more central to California’s economy than to the national economy, therefore any significant decline in the electronics and technology industry could adversely affect the State’s income and employment levels. Furthermore, such financial, social, economic, environmental and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

California’s economy has major components in advanced electronics and computer technology, trade, entertainment, manufacturing, government, tourism, construction and services, and may be sensitive to economic factors affecting those industries.

California has experienced a number of natural disasters in recent years, including devastating wildfires, for which the State has received, and anticipates further receipt of, Federal disaster aid. However, there can be no assurance that anticipated Federal disaster aid will be provided to the State, or that such Federal disaster aid, if provided, will be for the full amount estimated or on the timeline expected.

The spread of COVID-19, an infectious respiratory illness caused by a novel strain of coronavirus (“COVID-19”) which began in early 2020 created financial and economic challenges for the State. It is not presently possible to predict the extent of the long-term harm that COVID-19 could cause to the United States and California economies. Other factors could negatively affect the California economy and the ability of California tax-exempt issuers to pay interest or repay principal.

On June 27, 2023, the California State Budget for fiscal year 2023-24 was signed into law (“Enacted Budget”). The Enacted Budget projects that General Fund revenues and transfers will be $208.7 billion and expenditures will be $225.9 billion. The Enacted Budget states that the General Fund began fiscal year 2022-23 with a surplus balance of $55.8 billion, and projects that the General Fund will begin fiscal year 2023-24 with a surplus of approximately $26.4 billion. The projected fiscal year 2023-24 General Fund revenues and transfers are 1.8% greater than the revised fiscal year 2022-23 estimate of $205.1 billion,

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while the projected fiscal year 2023-24 expenditures are 3.9% less than the revised fiscal year 2022-23 estimate of $235.0 billion.

The 2024-2025 proposed budget (the “Governor’s Budget”) was presented on January 10, 2024 and projected that General Fund revenues and transfers would be $214.7 billion and expenditures would be $208.7 billion. The Governor’s Budget stated that the General Fund began fiscal year 2023-24 with a surplus balance of $42.1 billion, and projected that the General Fund would begin fiscal year 2024-25 with a surplus of approximately $8.0 billion. The projected fiscal year 2024-25 General Fund revenues and transfers were 9.0% greater than the revised fiscal year 2023-24 estimate of $196.9 billion, while the projected fiscal year 2024-25 expenditures were 9.6% less than the revised fiscal year 2023-24 estimate of $230.9 billion.

The Legislative Analyst’s Office (“LAO”) released its report on the Governor’s Budget on January 13, 2024. In the report, the LAO projected that the State faced a deficit of $58 billion (as opposed to the Governor’s estimate of $38 billion) but notes that it believes the Governor’s Budget addresses the deficit primarily through spending and revenue related solutions, noting that the Governor’s Budget proposes using reserves from California’s Budget Stabilization Account despite not officially declaring a budget emergency for fiscal year 2024-2025 as of the date of the report. The report states that the Governor’s Budget may understate the degree of fiscal pressure facing California in the future, and the LAO recommends that the legislature develop the year’s budget with a focus on future years. In particular, the LAO recommends the legislature plan for lower revenues, maintain similar reserve withdrawal, develop plans for school and community college funding, maximize one-time spending reductions, apply a high bar for any discretionary proposals, and contain the ongoing service level.

Moody’s, S&P and Fitch assign ratings to California’s long-term general obligation bonds, which represent their opinions as to the quality of the municipal bonds they rate. As of February 15, 2024, California’s general obligation bonds were assigned ratings of Aa2, AA- and AA by Moody’s, S&P and Fitch, respectively. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may affect the market price of the State municipal obligations in which the Fund invests.

California is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against California, might require California to make significant future expenditures or impair future revenue sources.

Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

NEW YORK MUNICIPAL BONDS. The New York Municipal Bond Fund may be particularly affected by political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors, including the New York State Division of the Budget and the New York City Office of Management and Budget. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York City and State agencies, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.

Relative to other states, New York has for many years imposed a very high state and local tax burden on residents. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside of, or not locate within, New York. The economic and financial condition of the State also may be affected by various financial, social, economic, environmental and political factors. For example, the securities industry is more central to New York’s economy than to the national economy, therefore any significant decline in stock market performance could adversely affect the State’s income and employment levels. Furthermore, such financial, social, economic, environmental and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

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The fiscal stability of New York State is related to the fiscal stability of the State’s municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. In the event that New York City or any of its agencies or authorities suffers serious financial difficulty, the ability of the State, New York City, and the State’s political subdivisions, agencies and authorities to obtain financing in the public credit markets, and the market price of outstanding New York tax-exempt securities, may be adversely affected.

State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the Federal government may create budget gaps for the State. Moreover, even an ostensibly balanced budget may still contain several financial risks. These risks include the impact of broad economic factors, additional spending needs, revenues that may not materialize and proposals to reduce spending or raise revenues that have been previously rejected by the Legislature. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact such proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities may issue bonds and notes within the amounts and restrictions set forth in their respective legislative authorization.

Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels; charges for electric power, electric and gas utility services; rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

Over the near and long term, New York State and New York City may face economic problems. New York City accounts for a large portion of the State’s population and personal income, and New York City’s financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.

The State has experienced a number of natural disasters in recent years, for which the State has received Federal disaster aid. There can be no assurance that any anticipated Federal disaster aid will be provided to the State in the future, or that such Federal disaster aid, if provided, will be for the full amount estimated or on the timeline expected.

There are significant risks to the State’s economic forecast, including, but not limited to, the effects of: general economic and business conditions; changes in political, social, economic, and environmental conditions, including climate change and extreme weather events; national and international events; ongoing financial risks in the Euro Zone; major terrorist events, hostilities or war; changes in consumer confidence, oil supplies and oil prices; cyber security threats; Federal statutory and regulatory changes concerning financial sector activities; severe epidemic or pandemic events; impediments to the implementation of gap-closing actions; regulatory initiatives and compliance with governmental regulations; litigation; Federal tax law changes; actions by the Federal government to reduce or disallow expected aid, including Federal aid authorized or appropriated by Congress but subject to sequestration, administrative actions, or other actions that would reduce aid to the State; shifts in monetary policy affecting interest rates and the financial markets; credit rating agency actions; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; tech industry developments and employment; effect of household debt on consumer spending and State tax collections; outcomes of litigation and other claims affecting the State; and various other events, conditions and circumstances.

The spread of COVID-19, which began in early 2020, created financial and economic challenges for the State. It is not presently possible to predict the extent of the long-term harm that COVID-19 could cause to the United States and New York economies. Other factors stemming from the current economic environment could negatively affect the New York economy and the ability of New York and New York City tax-exempt issuers to pay interest or repay principal.

On January 16, 2024, the Governor released the proposed budget for FY 2025 (“Executive Budget”) The estimated total General Fund receipts for the Executive Budget are projected to be $106.5 billion for FY 2025, an annual increase of $1.5 billion, or 1.4%, from FY 2024 projections. These receipts are expected to include $63.0 billion in personal income tax (“PIT”)

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revenues (an increase of 2.4% from FY 2024), $18.3 billion in consumption/use tax receipts (an increase of 1.4% from FY 2024) and $9.8 billion in business tax receipts (a decrease of 2.7% from FY 2024). The increase in PIT reflects increases in withholding, current estimated payments for tax year 2024, extension payments for tax year 2023, final returns, and delinquencies. The increase in consumption/use tax reflects small growth in the sales tax base. The decrease in business tax receipts primarily reflects an increase in Corporate Franchise Tax refunds partially offset by an increase in Corporate Franchise Tax and bank tax audit receipt. Against these revenues and transfers, the Executive Budget is expected to include approximately $107.6 billion in General Fund disbursements.

In January 2024, an Executive Budget Financial Plan was issued, which includes projections for FYs 2025 through 2029 (“Financial Plan”). The Updated Financial Plan projects budget gaps of $5.0 billion in FY 2026, $5.2 billion in FY 2027, and $9.9 billion in FY 2028. The budget gaps are the result of a structural imbalance between the forecasted levels of spending growth and available resources. Budget gaps represent the difference between: (a) the projected General Fund disbursements, including transfers to other funds, needed to maintain anticipated service levels and specific commitments; and (b) the expected level of resources to pay for them.

New York City has the largest population of any city in the U.S., and it is obligated to maintain a complex, varied and aging infrastructure. The City bears responsibility for more school buildings, firehouses, health facilities, community colleges, roads, bridges, libraries, and police precincts than any other municipality in the country.

New York City’s general debt limit, as provided in the New York State Constitution, is 10 percent of the five-year rolling average of the full value of taxable City real property. The City’s FY 2024 general debt-incurring power of $131.6 billion is projected to increase to $136.4 billion in FY 2025, to $143.6 billion in FY 2026, and to $152.5 billion by FY 2027. The City’s general obligation debt outstanding was $40.09 billion as of June 30, 2023. After including contract and other liability and adjusting for appropriations, the City’s indebtedness that is counted toward the debt limit totaled $94.4 billion as of July 1, 2023. This indebtedness is expected to grow to $124.9 billion by the beginning of FY 2027. The City is projected to have remaining debt-incurring capacity of $35.5 billion on July 1, 2024, $29.2 billion on July 1, 2025, and $27.7 billion on July 1, 2026.

In addition to general obligation bonds, the City maintains several additional credits, including bonds issued by the New York City Transitional Finance Authority (“NYCTFA”) and Tobacco Settlement Asset Securitization Corporation (“TSASC”). At the end of FY 2023, NYCTFA debt backed by personal income tax revenues accounted for $45.63 billion of debt. In July 2009, the State Legislature granted NYCTFA the authority to issue additional debt for general capital purposes. This additional borrowing above the initial $13.5 billion limit is secured by personal income tax revenues and counted under the City’s general debt limit. In addition to this capacity, the NYCTFA is authorized to issue up to $9.4 billion of Building Aid Revenue Bonds (BARBs) for education purposes. As of the end of FY 2023, there were $7.88 billion of BARBs outstanding. Debt service for these bonds is supported by State building aid revenues. As of June 30, 2023, TSASC debt totaled $938 million. The growth in NYC debt outstanding has increased from $39.55 billion to $99.00 billion, or by 148%, from FY 2000 to FY 2023. Over this same period, the growth in New York City personal income was 138% and New York City local tax revenues was 227%.

As of February 13, 2024, New York State’s general obligation bonds are rated AA+, Aa1, and AA+ by S&P, Moody’s, and Fitch, respectively. As of February 13, 2024, New York City’s general obligation debt was rated AA by S&P, Aa2 by Moody’s, and AA- by Fitch. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which the Fund invests.

MUNICIPAL NOTES. Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

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Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months. A Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are not considered by a Fund to be illiquid because they are payable upon demand.

MUNICIPAL LEASES. Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Adviser or sub-advisers to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

MUNICIPAL HOUSING BONDS. Municipal Housing Bonds are municipal bonds issued by state and municipal authorities established to purchase single family and other residential mortgages from commercial banks and other lending institutions within the applicable state or municipality. Generally, the authorities are not entitled to state or municipal appropriations from general tax revenues. As a result, and because investors in Municipal Housing Bonds receive repayments of principal as the underlying mortgages are paid prior to maturity, the yields obtainable on such Bonds exceed those of other similarly rated Municipal Bonds. As most Municipal Housing Bonds are secured only by the mortgages purchased, bonds used to purchase mortgages that are either insured by the Federal Housing Administration (the “FHA”) or guaranteed by the U.S. Department of Veterans Affairs (the “VA”) will have less risk of loss of principal than bonds used to purchase comparable mortgages that are not insured by the FHA or guaranteed by the VA. There may be similar factors affecting the mortgagor’s ability to maintain payments under the underlying mortgages regardless of the bond’s geography. Such factors could include changes in national and state policies relating to transfer payments such as unemployment insurance and welfare, and adverse economic developments, particularly those affecting less skilled and low income workers.

NON-DIVERSIFICATION STATUS. The California Municipal Bond Fund and the New York Municipal Bond Fund are non-diversified, which generally means that they may invest a greater percentage of their total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Funds could affect the overall value of the Funds more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Funds’ value will likely be more volatile than if they were diversified funds.

PREFERRED SECURITIES. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The rights of preferred securities on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred shares are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will

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usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than those of larger companies.

PRIVATE PLACEMENTS AND OTHER RESTRICTED SECURITIES. Private placement securities are securities that have been privately placed and are not registered under the Securities Act of 1933, as amended (the “1933 Act”). They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid investments. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV due to the absence of a trading market.

QUANTITATIVE INVESTMENT STRATEGY RISK. A Fund may invest in securities using a quantitative process. The success of this strategy depends on the effectiveness of the process in screening securities for inclusion in the Fund’s portfolios. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. The impact of risk and quantitative metrics on a security’s performance can be difficult to predict, and securities that previously possessed certain desirable characteristics may not continue to demonstrate those same characteristics in the future. Relying on risk and quantitative models entails the risks that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the Adviser may not be successful in selecting securities for investment or determining the weighting of particular securities in the Fund. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select stocks through the use of risk-based and/or quantitative models. International investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional and economic developments. These risks are generally greater for investments in emerging markets.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts, or REITs, are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. REITs are subject to management fees and other expenses, and so a Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. REITs are not diversified and are heavily dependent on cash flow.

An investment in a REIT is subject to the risks that impact the value of the underlying assets of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for preferential treatment under the Internal Revenue Code of 1986, as amended (the “Code”). REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended, inflation, and changes in market interest rates.

ROYALTY TRUSTS. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A part or all of the income distributed to investors may be tax deferred.

REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by the Fund that are collateralized by the securities subject to repurchase. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.

Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement

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including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, a Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of the Fund’s rights) and exemptions thereto (which would permit the Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, the Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, the Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing the Fund’s rights.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

SHORT SALES. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

To the extent that a Fund engages in short sales, it will provide collateral to the broker/dealer. A Fund will not sell securities short unless it maintains, or has a right to acquire, an offsetting long position in an equal amount of such securities. Short selling may accelerate the recognition of gains.

SMALL AND MEDIUM CAPITALIZATION STOCKS. Many small and mid-capitalization companies (“Small and Mid-Cap Companies”) will have had their securities publicly traded, if at all, for only a short period of time and will not have had the opportunity to establish a reliable trading pattern through economic cycles. Investing in small and mid-capitalization stocks may involve greater risk than investing in large capitalization stocks and more established companies, since they can be subject to greater volatility. The price volatility of Small and Mid-Cap Companies is relatively higher than larger, more mature companies. The greater price volatility of Small and Mid-Cap Companies may result from the fact that there may be less market liquidity, less information publicly available or few investors who monitor the activities of these companies. Further, in addition to exhibiting greater volatility, the stocks of Small and Mid-Cap Companies may, to some degree, fluctuate independently of the stocks of large companies. That is, the stocks of Small and Mid-Cap Companies may decline in price as the price of large company stocks rise or vice versa. In addition, the market prices of these securities may exhibit more sensitivity to changes in industry or general economic conditions. Some Small and Mid-Cap Companies will not have been in existence long enough to experience economic cycles or to know whether they are sufficiently well managed to survive downturns or inflationary periods. Further, a variety of factors may affect the success of a company’s business beyond the ability of its management to prepare or compensate for them, including domestic and international political developments, government trade and fiscal policies, patterns of trade and war or other military conflict which may affect particular industries, markets or the economy generally.

STANDBY COMMITMENTS. Standby commitments are securities under which a purchaser, usually a bank or broker/dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker/dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment. Using standby commitments is subject to certain risks. Standby commitments are subject to the risk that a counterparty will not fulfill its obligation to purchase securities subject to a standby commitment.

STRIPPED SECURITIES. Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (“STRIPs”) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the Securities Exchange

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Act of 1934, as amended (the “Exchange Act”) and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (“TIGERs”) are Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal. Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

STRUCTURED INVESTMENTS. Structured investments are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of a security or securities and then issuing that restructured security. Restructuring involves the deposit with, or purchase by, an entity (such as a corporation or trust) of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments.

Subordinated classes typically have higher yields and present greater risks than unsubordinated classes. The extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments.

Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Please also refer to the “Investment in Other Investment Companies” section above. The risks associated with investing in a structured investment are usually tied to the risks associated with investing in the underlying instruments and securities. The risks will also depend upon the comparative subordination of the class held by a Fund, relative to the likelihood of a default on the structured investment. To the extent that a Fund is exposed to default, the Fund’s structured investment may involve risks similar to those of high-yield debt securities. Structured investments typically are sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the limitation on illiquid investments. These entities typically are organized by investment banking firms that receive fees in connection with establishing each entity and arranging for the placement of its securities. A Fund will indirectly pay its portion of these fees in addition to the fees associated with the creation and marketing of the underlying instruments and securities. If an active investment management component is combined with the underlying instruments and securities in the structured investment, there may be ongoing advisory fees which the Fund’s shareholders would indirectly pay.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include:

•	direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;
•	notes, bonds and discount notes issued or guaranteed by U.S. Government agencies and instrumentalities supported by the full faith and credit of the U.S.;
•	notes, bonds and discount notes of U.S. Government agencies or instrumentalities which receive or have access to federal funding; and
•	notes, bonds and discount notes of other U.S. Government instrumentalities supported by the credit of the instrumentalities.

Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as securities issued by FHLMC, FNMA and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. However, these securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. On September 7, 2008, the FHFA was appointed to be the conservator of FHLMC and FNMA for an indefinite period. As conservator, the FHFA will control and oversee the entities until the FHFA deems them financially sound and solvent, and the U.S. Department of Treasury has attempted to enhance the ability of these entities to meet their obligations. The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the United States Congress to increase the statutory debt ceiling. If the United States Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Funds, which could have a material negative impact on the Funds.

TEMPORARY INVESTMENTS. A Fund may hold cash or money market instruments, or take other defensive investment positions, when the Adviser or sub-advisers: (i) are unable to locate favorable investment opportunities; (ii) determine that a temporary defensive

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position is advisable or necessary in order to meet anticipated redemption requests, in order to manage large cash inflows, or minimize potential losses during adverse market, economic, political, or other conditions or for other reasons; or (iii) are implementing a revised investment strategy for a given Fund. When a Fund engages in such strategies, it may not achieve its investment objective and such strategies may be inconsistent with a Fund’s principal investment strategies. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance.

VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an interest rate index or a published interest rate. Many variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals.

WARRANTS AND RIGHTS. Warrants give a Fund the option to buy the issuer’s stock or other equity securities at a specified price. A Fund may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. These transactions are made to secure what is considered to be an advantageous price or yield. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Other than normal transaction costs, no fees or expenses are incurred. These assets are marked to market daily and are maintained until the transaction has been settled.

ZERO COUPON, PAY-IN-KIND AND STEP-COUPON SECURITIES. Zero coupon bonds are bonds sold at a discount to their stated value and do not pay any periodic interest. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a Fund to dispose of them or to determine their current value.

REGULATORY EVENTS. Legal, tax and regulatory changes could occur that may adversely affect each Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies.

Given the broad scope and sweeping nature of the SEC’s regulatory measures, the potential impact they could have on securities held by each Fund is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by each Fund. Furthermore, no assurance can be made that the U.S. government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the continuing economic turmoil or otherwise, and the effect of such actions, if taken, cannot be known. The current administration has recently indicated that it intends to broaden the scope of financial regulation, and the effect of such actions, if taken, also cannot be known.

ECONOMIC EVENTS. Economies and financial markets throughout the world are increasingly interconnected. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, armed conflicts, terrorist activities, political developments, actions taken by the Fed or other central banks, market disruptions caused by trade disputes or other events or circumstances, natural disasters, rapid inflation, supply chain disruptions, international sanctions, a pandemic or other public health crisis, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Such events or circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected by such events or circumstances, the value and liquidity of a fund’s investments may be negatively affected. Market volatility, dramatic interest rate moves and/or unfavorable economic conditions may lower a fund’s performance or impair a fund’s ability to achieve its investment objective.

Any of the foregoing events could materially and adversely affect the Adviser’s ability to source, manage and divest investments on behalf of a Fund and pursue the Fund’s investment objective and strategies.

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CYBER SECURITY. A Fund and its service providers, vendors, counterparties, or clients, and other third parties are susceptible to cyber security risks. These risks include, among other things, theft, misuse and loss of confidential and proprietary information, data corruption, and operational disruption. Cyberattacks may include the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks. Cyberattacks against or security breakdowns of a Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses, the inability of Fund shareholders to transact business, inability to calculate the Fund’s NAV, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance and remediation costs. Cyber security risks may also impact issuers of securities in which a Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that a Fund will not suffer losses relating to cyberattacks or other information security breaches in the future.

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INVESTMENT RESTRICTIONS

FUNDAMENTAL LIMITATIONS

The following investment limitations are fundamental and cannot be changed unless approved by a majority of the outstanding shares of the Corporation. The term “majority of outstanding shares” as defined by the 1940 Act means the vote of the lesser of (i) 67% or more of the shares of the Corporation present at a meeting, if the holders of more than 50% of the outstanding shares of the Corporation are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Corporation. The Funds may not:

1.	Borrow money, except to the extent permitted by the 1940 Act, or any applicable rules, regulations or exemptive orders thereunder.

2.	Make loans of cash, securities or other assets, except to the extent permitted by the 1940 Act, or any applicable rules, regulations, or exemptive orders thereunder.

3.	Act as an underwriter of securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act, as amended, in disposing of a portfolio security.

4.	Purchase or sell real estate, except that any of the Funds may: (i) purchase or sell securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; (ii) purchase or sell securities or instruments that are secured by real estate or interests therein; (iii) purchase or sell real estate mortgage loans; and (iv) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities or instruments which are secured by real estate or interests therein.

5.	Purchase or sell physical commodities, except that any of the Funds may: (i) purchase and sell securities or instruments of companies that purchase or sell commodities or that invest in such products; and (ii) purchase, sell or enter into transactions involving currencies, forward contracts, options, swap contracts, futures contracts and options thereon, hybrid instruments, and other derivative instruments relating to indices or individual commodities.

6.	Issue senior securities, except to the extent permitted by the 1940 Act or any applicable rules, regulations or exemptive orders thereunder.

7.	Invest 25% or more of the value of each Fund’s total assets in any particular industry. In addition, the Municipal Bond Fund may not invest 25% or more of the value of its total assets in industrial development bonds or other securities, the interest on which is paid from revenues of similar type projects. This limitation does not apply to (i) securities or loans issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements secured by them or securities issued by state or municipal governments and their political subdivisions; and (ii) securities of investment companies to the extent permitted by the 1940 Act or any applicable rules, regulations or exemptive orders.

8.	With respect to each Fund other than the Credit Income Fund, Short-Term Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or of other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets will be invested in the securities of such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

9.	With respect to the Municipal Bond Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax, but not necessarily the federal alternative minimum tax.

10.	With respect to the California Municipal Bond Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax and California income tax, but not necessarily the federal alternative minimum tax.

11.	With respect to the New York Municipal Bond Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax and New York income tax, but not necessarily the federal alternative minimum tax.

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NON-FUNDAMENTAL LIMITATIONS

The following are additional investment limitations of the Funds, which are “non-fundamental” and may be changed with Board approval.

1.	The Funds may not invest more than 15% of the market value of each Fund’s net assets in illiquid investments including repurchase agreements maturing in more than seven days.

2.	Pursuant to SEC Rule 35d-1:

(i)	The Large Cap Strategies Fund will invest, under normal circumstances, at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of large capitalization companies.

(ii)	The Small & Mid Cap Strategies Fund will invest, under normal circumstances, at least 80% of its net assets, including borrowings for investment purposes, in securities of small and medium capitalization companies.

(iii)	The Total Equity Fund will invest, under normal circumstances, at least 80% of its net assets, including any borrowings for investment purposes, in equity securities.

(iv)	The Credit Income Fund will invest, under normal circumstances, at least 80% of its net assets, including any borrowings for investment purposes, in credit instruments and derivative instruments that are linked to, or provide investment exposure to, credit instruments, including short exposure.

(v)	The Fixed Income Fund will invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in fixed income securities including corporate, asset-backed, mortgage-backed, and U.S. Government securities.

(vi)	The Short-Term Bond Fund will invest, under normal circumstances, at least 80% of its net assets, including any borrowings for investment purposes, in investment-grade fixed income securities including sovereign, corporate, asset-backed, and U.S. Government securities.

(vii)	The Municipal Bond Fund will invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in municipal bonds.

Shareholders will receive 60 days’ prior notice of any changes to these policies.

For the fundamental and non-fundamental limitations described above, if a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of a Fund’s investment securities will not be considered a violation of a Fund’s restrictions.

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WHO MANAGES THE FUNDS?

DIRECTORS AND OFFICERS

The Board of Directors of the Corporation (the “Board” or the “Directors”) is responsible for managing the Corporation’s business affairs and for exercising all of the Corporation’s powers except those reserved for the shareholders. In addition, the Board reviews contractual arrangements with companies that provide services to the Corporation and reviews the Funds’ performance.

Information about each Board member and each Officer of the Corporation is provided below and includes the following: name, address, age, present position(s) held with the Corporation, term of office and length of time served, principal occupations for the past five years, number of portfolios overseen by a Director in the Fund Complex, and total compensation received as a Director of the Corporation for its most recent fiscal year. The Corporation is comprised of eight funds.

Officers. The table below sets forth certain information about each of the Fund’s Officers, as of December 31, 2024.

OFFICERS OF THE CORPORATION

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

David W. Rossmiller 1271 Avenue of the Americas New York, NY 10020 Age: 66	President & Chief Executive Officer	Indefinite; 11 Years	Managing Director and Chief of Portfolio Management and Head of Fixed Income, Bessemer Trust Company, N.A. (Since 2010).

Nicola R. Knight 1271 Avenue of the Americas New York, NY 10020 Age: 61	Secretary; Chief Legal Officer	Indefinite; Chief Legal Officer 3 Years; Secretary since May 31, 2023	Managing Director of Bessemer Trust Company, N.A. (Since 2020); Principal and Associate Counsel of Bessemer (Since 2007).

Matthew A. Rizzi 1271 Avenue of the Americas New York, NY 10020 Age: 50	Vice President & Treasurer	Indefinite; 9 Years	Managing Director and Controller - Alternative Investments and Mutual Funds (Since 2020); Principal and Head of Fund Accounting, Bessemer Trust Company, N.A. (Since 2018); Principal and Head of Trust Accounting and Fees, Bessemer Trust Company, N.A. (2015-2017).

Ritu Gupta 1271 Avenue of the Americas New York, NY 10020 Age: 43	Chief Compliance Officer	Indefinite; 2 Years	Principal and Director of Investment Management Compliance, Bessemer Trust Company, N.A. (Since March 2021); Vice President, Brown Brothers Harriman & Co. (2005-2021).

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Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

Hardik B. Patel 1271 Avenue of the Americas New York, NY 10020 Age: 41	Vice President & Assistant Treasurer	Indefinite; 3 Years	Senior Vice President and Accounting Manager, Bessemer Trust Company, N.A. (Since 2021); Vice President and Accounting Manager, Bessemer Trust Company, N.A. (2017-2020); Associate Vice President and Accounting Manager, Bessemer Trust Company, N.A. (2015-2017).

Paul Driscoll 103 Bellevue Parkway Wilmington, DE 19809 Age: [ ]	Vice President and Assistant Treasurer	Indefinite; Since [ ]	[ ]

Christina Morse 1 Boston Place, 7th Floor Boston, Massachusetts 02108 Age: [ ]	Assistant Secretary	Indefinite; Since [ ]	[ ]

Lee Hirsch [ ]	Anti-Money Laundering Compliance Officer	Indefinite; Since October 2024	[ ]

Directors. The following tables set forth certain information about the Funds’ Directors, as of December 31, 2024. Each Director serves for an indefinite term and until a successor is elected and qualified or until resignation or until such Director reaches the age of retirement, as set forth in the Corporation’s By-Laws. Information for the Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act (the “Independent Directors”), appears separately from the information for any “interested” Director.

[To be updated by amendment]

INTERESTED DIRECTORS

Name, Address, and Age	Position(s) Held with Funds	Term of Office and Length of Time Served as a Director of the Corporation	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director During Past 5 Years

George H. Wilcox[2] 1271 Avenue of the Americas New York, NY 10020 Age: 59	Director	Indefinite term; 5 Years	President of Bessemer (2013 - Present).	9	0

Patrick Darcy[2] 1271 Avenue of the Americas New York, NY 10020 Age: 54	Director	Indefinite term; Since October 17, 2023	Managing Director, Chief Information Security Officer and Head of Corporate Operations of Bessemer (since 2022), Managing Director (2020-2021); Principal and Information Security Officer (20213-2019)	9	0
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INDEPENDENT DIRECTORS

Name, Address, and Age	Position(s) Held with Funds	Term of Office and Length of Time Served as a Director of the Corporation	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director During Past 5 Years

Alexander Ellis III 1271 Avenue of the Americas New York, NY 10020 Age: 74	Chairman & Director	Indefinite term; 10 Years	Managing Partner, New Energy Development Co. (2020-Present); Member, Abnaki Group, LLC, (2017-Present); General Partner, Rockport Capital Partners (2000-2023).	9	1[3]

Daphne H. Foster 1271 Avenue of the Americas New York, NY 10020 Age: [ ]	Director	Indefinite term; since [ ], 2024	[ ]	[ ]	[ ]

Patricia L. Francy 1271 Avenue of the Americas New York, NY 10020 Age: 78	Director	Indefinite term; 19 Years	Director, corporate and foundation boards.	9	0

R. Keith Walton 1271 Avenue of the Americas New York, NY 10020 Age: 59	Director	Indefinite term; 7 Years	Managing Director, Lafayette Square Holding (October 2020-Present); Senior Adviser & Venture Partner, Plexo LLC (March 2017-October 2020); Senior Adviser, Vatic Labs LLC (May 2018-July 2019).	9	6[4]

[1]	Directorships held during the last five years in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[2]	Directors who are or may be deemed “interested persons” (as defined under the 1940 Act) of the Corporation, BIM (as defined below) or Bessemer (as defined below) are referred to as Interested Directors. Mr. Wilcox is deemed an Interested Director by virtue of his position as President of Bessemer Trust Company, N.A. Mr. Wilcox also serves as Director of Bessemer Trust Company (Cayman)
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Ltd. and Bessemer Investor Services. Mr. Darcy is deemed an Interested Director by virtue of his position as Managing Director, Chief Information Security Officer and Head of Corporate Operations of Bessemer.

[3]	Mr. Ellis has served as Director of Clean Diesel Technologies Inc.

[4]	Mr. Walton serves, or has served, as Director of the following entities: Blue Crest Capital Management, LLC Funds; Global Infrastructure Partners; Systematica Investment Limited; Zweig Fund Inc.; Zweig Total Return Fund Inc.; and Virtus Funds.

Additional Information Concerning Our Board of Directors

The Role of the Board

The Board provides oversight of the management and operations of the Corporation. Like all mutual funds, the day-to-day responsibility for the management and operation of the Corporation is the responsibility of various service providers to the Corporation, such as the Adviser, the sub-advisers, the distributor, administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI. The Board has appointed various senior individuals of certain of these service providers as officers of the Corporation, with responsibility for monitoring and reporting to the Board on the Corporation’s operations and affairs. In conducting this oversight, the Board receives regular reports from these officers and service providers. For example, the Treasurer reports as to financial reporting matters and the President and other investment personnel report on the performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Corporation’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings”, to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Corporation.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to appropriately perform its oversight function given the particular characteristics and circumstances of the Corporation. It has established three standing committees, an Audit Committee, a Nominating Committee, and a Governance Committee, which are discussed in greater detail below under “Committees”. 60% of the members of the Board are Independent Directors, which are Directors that are not affiliated with the Adviser, the sub-advisers, the principal underwriter or their affiliates, and each of the Audit, Governance and Nominating Committee are comprised entirely of Independent Directors. The Chairman of the Board is an Independent Director. The Board has determined not to combine the Chairman position and the principal executive officer position and has appointed the Managing Director and Head of Fixed Income of the Adviser as the President of the Corporation. The Board reviews its structure and the structure of its Committees annually. In developing this structure, the Board has considered that all shareholders of the Fund are fiduciary private account clients of an affiliate of the Adviser and that the Funds are used as investment options within larger private account portfolios. The Board has also determined that the structure of the Independent Chairman, the composition of the Board, and the function and composition of its various Committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. In addition, because risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, liquidity risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Corporation’s independent public accounting firm to discuss, among other things, the internal control structure of the Corporation’s financial reporting function as well as review of a risk matrix relating to the principal risks associated with the Corporation and how those risks are managed. The Chairman of the Governance Committee meets regularly with the Chief Compliance Officer to discuss compliance, operational and other risks and how they are managed. The Board receives reports from the Adviser and sub-advisers as to investment risks as well as other risks that are discussed with the Governance or Audit Committee. In addition to these reports, from time to time the Board receives reports from the Chairman of the Adviser’s Investment Risk Committee, from senior officers of the Adviser and its affiliates, from the administrator of the Corporation’s liquidity risk management program, as well as from the Adviser’s internal audit department as to enterprise risk management.

Information about Each Director’s Qualifications, Experience, Attributes or Skills

The Board believes that each of the Directors has the appropriate qualifications, experience, attributes and skills (“Director Attributes”) to render their duties as Directors of the Corporation in light of the Corporation’s business and structure. Each of the Directors has substantial business and professional backgrounds that demonstrate their respective ability to critically review, evaluate and assess information provided to them. Examples of these business and professional experiences are set forth in detail in the charts above. In

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addition, each of the Directors has served on boards for organizations other than the Corporation, as well as having served on the Board of the Corporation for the number of years shown above. They each therefore have substantial board experience and, in their service to the Corporation, have gained substantial insight as to the operations of the Corporation. The Corporation’s Governance Committee annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Directors is evaluated.

In addition to the information provided in the charts above, certain additional information concerning each particular Director and their Director Attributes is set forth below. The information provided below, and in the chart above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, the ability to communicate effectively and the ability to exercise judgment, ask incisive questions, manage people and develop solutions to problems. In conducting its annual self-assessment, the Governance Committee has determined that the Directors have the appropriate attributes and experience to serve effectively as Directors of the Corporation.

Mr. Ellis’ Director Attributes include his investment and executive experience with Rockport Capital Partners, a multi-stage venture capital firm that invests in the areas of alternative and traditional energy, mobility and sustainability. His Director Attributes also include his experience of serving on boards of a number of other entities. Mr. Ellis was also an executive at BayCorp Holdings, Kenetech Corporation and Knoll International. Mr. Ellis serves as Chairman of the Board. Mr. Ellis has been designated to serve as an Audit Committee financial expert for the Corporation based on his financial background.

[Ms. Foster’s biography]

Ms. Francy’s Director Attributes include her financial background as Treasurer, Controller, Director of Finance and Director of Budget Operations of Columbia University. Ms. Francy serves as Chair of the Audit Committee and Nominating Committee. Ms. Francy also has been designated to serve as an Audit Committee financial expert for the Corporation based on her financial acumen. Ms. Francy’s Director Attributes also include her experiences as chairperson of the audit committee of a public company and chairing or serving on the audit/finance committees of several organizations and not for profits.

Mr. Walton’s Director Attributes include knowledge and business experience resulting from his positions as Vice President of Arizona State University and Alcoa. His Director Attributes also include his experience serving as a director of a number of registered investment companies. Mr. Walton serves as Chair of the Governance Committee and the Board’s Pricing Committee liaison. Mr. Walton has been designated to serve as an Audit Committee financial expert for the Corporation based on his financial background.

Mr. Wilcox’s Director Attributes include his knowledge and executive experience, resulting from his senior position as President of Bessemer, an affiliate of the Adviser. His Director Attributes also include his experience serving as national head of Client Account Management at Bessemer. In this regard, Mr. Wilcox is able to impart to the Board key information relating to the clients, products, operations, personnel, and financial resources of Bessemer and its affiliates. The Board believes that this information is valuable in its oversight of the Corporation.

Mr. Darcy’s Director Attributes include knowledge and financial services experience resulting from his senior position at Bessemer, an affiliate of the Adviser. His Director attributes also include his experience servicing as the Chief Information Officer and Head of Corporate Operations at Bessemer. In this regard, Mr. Darcy’s significant experience with an emphasis on information and cyber security and operations would provide the Board with a wealth of practical experience and knowledge in these critical areas. The Board believes that enhancing its information and cyber security expertise is valuable in its oversight of the Corporation.

Committees [To be updated by amendment]

The Board has an Audit Committee, consisting of Messrs. Ellis and Walton and Ms. Francy. As set forth in its charter, the primary duties of the Corporation’s Audit Committee are: (1) to recommend to the Board auditors to be retained for the next fiscal year; (2) to meet with the Corporation’s independent auditors as necessary; (3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors; (4) to review the fees charged by the auditors for audit and non-audit services; (5) to investigate improprieties or suspected improprieties in Fund operations; (6) to review the findings of SEC examinations and consult with BIM on appropriate responses; and (7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met three times during the fiscal year ended October 31, 2023.

The Board has a Nominating Committee, consisting of Messrs. Ellis and Walton and Ms. Francy. The Nominating Committee’s primary responsibility is to nominate Director candidates when there is a vacancy on the Board. The Nominating Committee considers nominees from shareholders. To submit a recommendation for nomination as a candidate for a position on the Board, shareholders of the Funds shall mail such recommendation to the Corporation’s Assistant Secretary, Heather Crowley, at The Bank of New York Mellon, 1 Boston Place, 7th Floor, Boston, Massachusetts 02108. Such recommendations shall include the following information: (1) a full description of the proposed candidate’s background, including his/her name, age, business address, residence address and principal occupation or

40

employment; (2) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder), including the Fund name(s), the number of shares beneficially owned and the date such shares were acquired; (3) information as to whether the candidate is, or is not, an “interested person” of the Corporation, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; (4) all other information related to the individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director (if elected); and (5) any other information that may be helpful to the Committee in evaluating the candidate. In order to be considered for inclusion in the Corporation’s proxy statement, any such recommendation (1) should be submitted within a reasonable time before the Corporation begins to print and mail its proxy statement and (2) must be submitted by such date and contain such information as may be specified in the Corporation’s By-Laws. There was one meeting of the Nominating Committee during the fiscal year ended October 31, 2023.

The Board also has a Governance Committee, consisting of Messrs. Ellis and Walton and Ms. Francy. The Governance Committee’s primary responsibilities are to oversee the structure, compensation and operation of the Board and to review the performance of the Chief Compliance Officer. There was one meeting of the Governance Committee during the fiscal year ended October 31, 2023.

Fund Ownership

The table below shows the dollar range of equity securities owned beneficially by each Director in the Funds and in any registered investment company overseen by the Directors within the same family of investment companies for the calendar year ended December 31, 2024 stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

[To be updated by amendment]

	Daphne H. Foster	Patricia L. Francy	Patrick Darcy[1]	R. Keith Walton	Alexander Ellis III	George Wilcox

All Cap Core Fund	[ ]	$50,001-$100,000	Over $100,000	None	Over $100,000	None

Large Cap Strategies Fund	[ ]	$10,001-$50,000	Over $100,000	$1-$10,000	Over $100,000	None

Small & Mid Cap Strategies Fund	[ ]	$10,001-$50,000	Over $100,000	$10,001-$50,000	Over $100,000	None

Total Equity Fund[3]	[ ]	None	None	None	None	None

Credit Income Fund	[ ]	None	$50,001-$100,000	None	$50,001-$100,000	None

Fixed Income Fund	[ ]	$10,001-$50,000	Over $100,000	None	Over $100,000	None

Short-Term Bond Fund[2]	[ ]	None	None	None	None	None

Municipal Bond Fund	[ ]	$10,001-$50,000	None	None	Over $100,000	None

California Municipal Bond Fund	[ ]	None	None	None	None	None

New York Municipal Bond Fund	[ ]	None	None	None	None	None

Aggregate Dollar Range of Securities in Fund Complex	[ ]	Over $100,000	Over $100,000	$10,001-$50,000	Over $100,000	None

1 Mr. Darcy maintains exposure to the foregoing investment strategies through investment of his deferred compensation and profit sharing account balances in the Funds.

2 The Short-Term Bond Fund had not yet commenced operations as of December 31, 2023. As a result, no equity securities were held as of December 31, 2023.

3 The Total Equity Fund had not yet commenced operations as of [  ]. As a result, no equity securities were held as of [  ].

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None of the Independent Directors or their immediate family members own securities of the investment adviser, sub-advisers or the distributor of the Funds, or a person directly or indirectly controlling, controlled by, or under common control with the investment adviser, sub-advisers or the distributor of the Funds.

Board Compensation

The Independent Directors receive from the Corporation an annual retainer of $240,000 plus $30,000 for the Board’s Chairperson, and $15,000 for the Audit Committee Chairperson.

In addition, each Independent Director also receives reimbursement of all out-of-pocket expenses relating to attendance at Board and committee meetings. Interested Directors, officers or employees of BIM and BNY Mellon do not receive compensation from the Funds. Fees paid are allocated to the Funds on a pro rata basis on net assets.

The table below sets forth the compensation received by each Director from the Corporation for the fiscal year ended [October 31, 2024]. Officers who are officers or employees of the Adviser or BNY Mellon do not receive compensation from the Corporation.

[To be updated by amendment]

FISCAL YEAR ENDED OCTOBER 31, 2023

Name of Director	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as a Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex Paid to Directors
Independent Directors

Alexander Ellis III	$270,000	0	0	$270,000
Patricia L. Francy	$255,000	0	0	$255,000
Daphne H. Foster	$[ ]	[ ]	[ ]	$[ ]
R. Keith Walton	$240,000	0	0	$240,000

Interested Director

George Wilcox	$0	0	0	$0
Patrick Darcy	$0	0	0	$0

Control Persons and Principal Holders of Securities. As of February 9, 2024, NAIDOT & Co., acting in various capacities for numerous accounts, was the owner of record of 5% or more of the following Funds’ outstanding shares:

[To be updated by amendment]

NAIDOT & Co. c/o Bessemer Trust Company 100 Woodbridge Center Drive Woodbridge, NJ 07095-1162	All Cap Core Fund	98.86%

	Large Cap Strategies Fund	98.31%

	Small & Mid Cap Strategies Fund	98.67%

	Credit Income Fund	99.40%

	Fixed Income Fund	99.63%

	Municipal Bond Fund	99.21%

	California Municipal Bond Fund	99.99%

	New York Municipal Bond Fund	100%

As of [ ], 2025, the Corporation does not know of any person who owns beneficially 5% or more of the Total Equity Fund’s Shares.

As of [ ], 2025, the Directors and officers of the Corporation, as a group, owned less than 1% of the outstanding shares of the Funds.

42

Code of Ethics. The Corporation, the Adviser and the sub-advisers have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes of Ethics for these entities (the “Codes”) restrict the personal investing activities of certain Access Persons (as defined in Rule 17j-1) and others, as defined in the Codes. The primary purpose of the Codes is to ensure that these investing activities do not disadvantage the Funds. Such Access Persons are generally required to pre-clear security transactions (which may include securities purchased by the Funds) with the entities’ Compliance Officer or his designee and to report all transactions on a regular basis. The Compliance Officer or designee has the responsibility for interpreting the provisions of the Codes, for adopting and implementing Procedures for the enforcement of the provisions of the Codes, and for determining whether a violation has occurred. In the event of a finding that a violation has occurred, the Compliance Officer or designee shall take appropriate action. The Corporation, the Adviser and the sub-advisers have developed procedures for administration of the Codes.

INVESTMENT ADVISER AND SUB-ADVISERS

The Adviser manages the Funds’ assets, including buying and selling portfolio securities, and supervises sub-advisers who are responsible for making the day-to-day investment decisions for a portion of a Fund’s assets. The Funds’ investment adviser is Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer, which is a national banking association.

The Adviser is responsible for all duties and obligations under the Funds’ investment advisory agreement entered into between the Adviser and the Corporation (the “Advisory Contract”). For its services under the Advisory Contract, the Adviser receives an advisory fee from each Fund, computed daily and payable monthly, in accordance with the following schedule:

	First $500 million of average net assets	Second $500 million to $1 billion of average net assets	Average net assets exceeding $1 billion
All Cap Core Fund	0.75%	0.70%	0.65%
Credit Income Fund	0.65%	0.60%	0.55%
Fixed Income Fund	0.45%	0.40%	0.35%
Municipal Bond Fund	0.45%	0.40%	0.35%
California Municipal Bond Fund	0.45%	0.40%	0.35%
New York Municipal Bond Fund	0.45%	0.40%	0.35%

	Average net assets
Small & Mid Cap Strategies Fund	0.85%
Short-Term Bond Fund	0.32%

	First $1.25 billion of average net assets	Second $1.25 billion to $2.5 billion of average net assets	Average net assets exceeding $2.5 billion
Large Cap Strategies Fund	0.90%	0.85%	0.80%

The Adviser has contractually committed through October 31, 2027 to waive its advisory fees to the extent necessary to maintain the net operating expense ratios, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses, if any, of the All Cap Core Fund at 0.95%, the Fixed Income Fund at 0.57%, the Municipal Bond Fund at 0.57%, the Small & Mid Cap Strategies Fund at 1.10%, the Credit Income Fund at 0.85%, the Large Cap Strategies Fund at 1.10%, the Total Equity Fund at 0.90%, the California Municipal Bond Fund at 0.57%, the New York Municipal Bond Fund at 0.57%, and the Short -Term Bond Fund at 0.37%. This commitment may be changed or terminated at any time with the approval of the Board. The Adviser may choose voluntarily to reimburse a portion of its advisory fee at any time. See “Fees Paid by the Funds for Services” for payments to the Adviser over the last three fiscal years.

Under the Advisory Contract, the Adviser shall not be liable to the Corporation, the Funds, or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation. Under the Advisory Contract, the Adviser also shall not be liable for any act or omission of any sub-adviser, except for failure to exercise good faith in the employment of a sub-adviser and for failure to exercise appropriate supervision of such sub-adviser, and as may

43

otherwise be agreed in writing.

The Adviser has also retained Champlain Investment Partners, LLC (“Champlain”) as a sub-adviser to the Small & Mid Cap Strategies Fund pursuant to a sub-advisory agreement between the Adviser and Champlain agreed to and accepted by the Corporation (the “Champlain Sub-Advisory Contract”). Pursuant to the Champlain Sub-Advisory Contract, Champlain will, subject to the direction and control of the Adviser and the Board and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets, the amount of which is determined by the Adviser from time to time. The Adviser pays Champlain from the advisory fees it receives from the Small & Mid Cap Strategies Fund.

The Adviser has also retained BlackRock Financial Management, Inc. (“BlackRock”) as a sub-adviser to the Credit Income Fund pursuant to a sub-advisory agreement between the Adviser and BlackRock agreed to and accepted by the Corporation (the “BlackRock Sub-Advisory Contract”). Pursuant to the BlackRock Sub-Advisory Contract, BlackRock will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets, the amount of which is determined by the Adviser from time to time. Under the BlackRock Sub-Advisory Contract, the Adviser pays BlackRock from the advisory fees it receives from the Credit Income Fund. BlackRock is a wholly-owned subsidiary of BlackRock, Inc.

The Adviser has also retained Sands Capital Management, LLC (“Sands Capital”), as a sub-adviser to the Large Cap Strategies Fund pursuant to a sub-advisory agreement between the Adviser and Sands Capital agreed to and accepted by the Corporation (the “Sands Sub-Advisory Contract”). Pursuant to the Sands Sub-Advisory Contract, Sands Capital will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets, the amount of which is determined by the Adviser from time to time. Under the Sands Sub-Advisory Contract, the Adviser pays Sands Capital from the advisory fees it receives from the Large Cap Strategies Fund. Sands Capital is an independent investment management firm, ultimately controlled by Frank M. Sands, Sands Capital’s CEO and CIO. Frank M. Sands controls Sands Capital by virtue of his position as, among other things, trustee, manager, or officer, respectively, of various intermediate holding entities and trusts through which voting or management rights with respect to Sands Capital are held and/or exercised.

The Adviser has also retained Aikya Investment Management Limited (“Aikya”) as a sub-adviser to the Large Cap Strategies Fund pursuant to sub-advisory agreements between the Adviser and Aikya, agreed to and accepted by the Corporation (the “Aikya Sub-Advisory Contracts”). Pursuant to the Aikya Sub-Advisory Contract, Aikya will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Large Cap Strategies Fund, respectively, and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets, the amount of which is determined by the Adviser from time to time. Under the Aikya Sub-Advisory Contract, the Adviser pays Aikya from the advisory fees it receives from the Large Cap Strategies Fund. Aikya is 67.5% owned by the Aikya investment team and 32.5% owned by Pinnacle Investment Management Group Ltd., an ASX-listed company that provides middle and back office support to boutique investment management firms.

The Adviser has also retained Muzinich & Co., Inc. (“Muzinich”) as a sub-adviser to the Credit Income Fund pursuant to a sub-advisory agreement between the Adviser and Muzinich, agreed to and accepted by the Corporation (the “Muzinich Sub-Advisory Contract”). Pursuant to the Muzinich Sub-Advisory Contract, Muzinich will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets, the amount of which is determined by the Adviser from time to time. Under the Muzinich Sub-Advisory Contract, the Adviser pays Muzinich from the advisory fees it receives from the Credit Income Fund. Muzinich is owned by George Muzinich, Chairman & CEO, as well as Muzinich family trusts.

The Adviser has also retained Polunin Capital Partners Limited (“Polunin”) as a sub-adviser to the Small & Mid Cap Strategies Fund pursuant to a sub-advisory agreement between the Adviser and Polunin, agreed to and accepted by the Corporation (the “Polunin Sub-Advisory Contract”). Pursuant to the Polunin Sub-Advisory Contract, Polunin will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Small & Mid Cap Strategies Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets, the amount of which is determined by the Adviser from time to time. Under the Polunin Sub-Advisory Contract, the Adviser pays Polunin from the advisory fees it receives from the Small & Mid Cap Strategies Fund. Polunin is primarily owned (80.86%) by its four co-founders Douglas Polunin, Aditya Mehta, Julian Garel-Jones, and Paul Parsons, whilst other employees own 12.30% and external shareholders (non-working friends & family members) holding approximately 6.84% of the Firm’s ownership.

The Adviser has also retained Acadian Asset Management LLC (“Acadian”) as a sub-adviser to the Small & Mid Cap Strategies Fund pursuant to a sub-advisory agreement between the Adviser and Acadian, agreed to and accepted by the Corporation (the “Acadian Sub-

44

Advisory Contract.”) Pursuant to the Acadian Sub-Advisory Contract, Acadian will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Small & Mid Cap Strategies Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets, the amount of which is determined by the Adviser from time to time. Under the Acadian Sub-Advisory Contract, the Adviser pays Acadian from the advisory fees it receives from the Small & Mid Cap Strategies Fund. Acadian is a subsidiary of BrightSphere Investment Group Inc., a publicly traded company.

The Adviser has also retained Artisan Partners Limited Partnership (“Artisan Partners”) as a sub-adviser to the Small & Mid Cap Strategies Fund pursuant to a sub-advisory agreement between the Adviser and Artisan Partners, agreed to and accepted by the Corporation (the “Artisan Partners Sub-Advisory Contract”). Pursuant to the Artisan Partners Sub-Advisory Contract, Artisan Partners will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Small & Mid Cap Strategies Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets, the amount of which is determined by the Adviser from time to time. Under the Artisan Partners Sub-Advisory Contract, the Adviser pays Artisan Partners from the advisory fees it receives from the Small & Mid Cap Strategies Fund.

The Adviser has also retained [ ] as a sub-adviser to the Total Equity Fund pursuant to a sub-advisory agreement between the Adviser and [ ] agreed to and accepted by the Corporation (the “[ ] Sub-Advisory Contract”). Pursuant to the [ ] Sub-Advisory Contract, [ ] will, subject to the direction and control of the Adviser and the Board and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, deliver a model portfolio to the Adviser, the amount of which is determined by the Adviser from time to time. The Adviser pays [ ] from the advisory fees it receives from the Total Equity Fund.

Additional Portfolio Manager Information

Other Accounts Managed by Portfolio Managers

The following tables show the number and assets of other funds and investment accounts (or portions of investment accounts) that each Fund’s portfolio manager(s) managed as of each Fund’s fiscal year end, and separately the same information but only for those funds and accounts whose investment advisory fee is based on performance. [To be updated by amendment]

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
All Cap Core Fund

BIM
John A. Christie	0	$0	2	$74,000,000	7147	$12,610,000,000
Michael Morrisroe	0	$0	3	$114,000,000	4465	$2,680,000,000

Large Cap Strategies Fund

BIM
Edward N. Aw	0	$0	2	$138,000,000	0	$0
Jeffrey A. Rutledge	0	$0	1	$104,000,000	693	$2,930,000,000
John Hall	0	$0	1	$104,000,000	493	$1,850,000,000
Nancy Sheft	0	$0	2	$138,000,000	0	$0

Aikya***

Ashish Swarup	1	$172,000,000	3	$1,183,000,000	4	$1,606,000,000
Rahul Desai	0	0	0	0	0	0
Thomas Allen	0	0	0	0	0	0

Sands Capital
Brian Christiansen	2	$3,292,549,308	22	$9,815,278,670	34	$6,261,418,132
David Levanson	2	$1,162,595,615	15	$6,783,207,264	30	$5,226,803,566
Perry Williams	1	$1,128,785,695	11	$6,446,693,521	23	$4,463,658,837
45

Daniel Pilling****	1	$1,262,996,735	9	$7,431,494,307	22	$5,574,024,636

Small & Mid Cap Strategies Fund

BIM
Michael Morrisroe	0	$0	3	$114,000,000	4465	$2,680,000,000
Nancy Sheft	0	$0	2	$138,000,000	0	$0
Edward N. Aw	0	$0	2	$138,000,000	0	$0
Andrea Tulcin	0	$0	1	$34,000,000	50	$180,000,000

Champlain
Scott T. Brayman	7	$10,496,136,153	5	$1,136,126,005	104	$4,270,481,772
Corey N. Bronner	7	$10,496,136,153	5	$1,136,126,005	104	$4,270,481,772
Joseph M. Caligiuri	7	$10,496,136,153	5	$1,136,126,005	104	$4,270,481,772
Joseph J. Farley	7	$10,496,136,153	5	$1,136,126,005	104	$4,270,481,772
Robert D. Hallisey	7	$10,496,136,153	5	$1,136,126,005	104	$4,270,481,772
Jacqueline W. Williams	7	$10,496,136,153	5	$1,136,126,005	104	$4,270,481,772

Polunin
Douglas Polunin	0	$0	7	$2,908,502,780	5	$1,092,384,912

Acadian*
Brendan O. Bradley	15	$6,557,000,000	85	$25,045,000,000	194	$57,596,000,000
Fanesca Young	15	$6,557,000,000	85	$25,045,000,000	194	$57,596,000,000

Artisan Partners
Rezo Kanovich	1	$3,718,257,142	1	$83,675,670	4	$1,307,784,307

Total Equity Fund*****

BIM
John A. Christie	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Michael Morrisroe	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Edward N. Aw	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Jeffrey A. Rutledge	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
John Hall	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Nancy Sheft	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Andrea Tulcin	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

[Sub-Adviser A]
[PM A1]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[PM A2]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

[Sub-Adviser B]
[PM B1]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[PM B2]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

[Sub-Adviser C]
[PM C1]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[PM C2]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Credit Income Fund

BIM
David W. Rossmiller	0	$0	3	$146,000,000	240	$4,200,000,000
Anthony Wile	0	$0	1	$14,000,000	0	$0
Jared B. Olivenstein	0	$0	1	$14,000,000	0	$0
Qiang Jiang	0	$0	1	$14,000,000	0	$0

BlackRock
Ibrahim Incoglu	7	$3,510,000,000	54	$2,910,000,000	12	$6,670,000,000
Saffet Ozbalci	8	$1,980,000,000	10	$1,770,000,000	6	$908,900,000

Muzinich
Michael McEachern	1	$260,025,731	5	$2,462,892,250	8	$644,941,762
Warren Hyland	2	$260,025,731	21	$5,394,644,294	7	$1,640,931,983
Thomas Samson	1	$260,025,731	11	$3,896,246,996	15	$3,117,537,495
46

Torben Ronberg	0	$0	12	$1,576,031,055	1	$167,104,799
Anthony DeMeo	1	$260,025,731	6	$2,487,355,326	7	$639,973,096
Joseph Galzerano	2	$1,246,467,938	20	$13,850,746,868	7	$740,411,347

Fixed Income Fund

BIM
David W. Rossmiller	0	$0	3	$146,000,000	240	$4,200,000,000
Beatriz M. Cuervo	0	$0	2	$132,000,000	240	$4,200,000,000

Short-Term Bond Fund**

BIM
David W. Rossmiller	0	$0	3	$146,000,000	240	$4,200,000,000
Peter D. Hayward	0	$0	0	$0	0	$0

Municipal Bond Fund

BIM
David W. Rossmiller	0	$0	3	$146,000,000	240	$4,200,000,000
Kevin Akinskas	0	$0	0	$0	1408	$9,941,000,000

California Municipal Bond Fund

BIM
David W. Rossmiller	0	$0	3	$146,000,000	240	$4,200,000,000
Kevin Akinskas	0	$0	0	$0	1408	$9,941,000,000

New York Municipal Bond Fund

BIM
David W. Rossmiller	0	$0	3	$146,000,000	240	$4,200,000,000
Kevin Akinskas	0	$0	0	$0	1408	$9,941,000,000

*For all core equity products offered by the firm, including the subject strategy, Acadian manages a single process that is custom-tailored to the objectives of its clients. The investment professionals shown above function as part of a core equity team of 21 portfolio managers, all of whom are responsible for working with the dedicated research team to develop and apply quantitative techniques to evaluate securities and markets and for final quality-control review of portfolios to ensure mandate compliance. The data shown for these managers reflect firm-level numbers of accounts and assets under management, segregated by investment vehicle type. Not reflected: $783 million in model advisory contracts where Acadian does not have trading authority. Figures provided in USD, as of October 31, 2023.

Acadian has been appointed as adviser or sub-adviser to numerous public and private funds domiciled in the U.S. and abroad. Acadian is not an investment company and does not directly offer mutual funds. The asset data shown under “Registered Investment Companies” reflects Advisory and sub-advisory relationships with U.S. registered investment companies offering funds to retail investors. The asset data shown under “Other Pooled Investment Vehicles” reflects a combination of; 1) Delaware-based private funds where Acadian has been appointed adviser or sub-adviser and 2) Non-U.S.-based funds where Acadian has been appointed adviser or sub-adviser.

** Figures with respect to the portfolio managers of Short-Term Bond Fund are as of December 31, 2023.

*** Information provided as of December 31, 2023.

**** Information provided as of July 31, 2024.

***** Figures with respect to the portfolio managers of Total Equity Fund are as of [  ], 2024.

Accounts and Assets for which an Investment Advisory Fee is Based on Performance

[To be updated by amendment]

Portfolio Manager	Other SEC- registered open-end and closed-end funds		Other pooled investment vehicles		Other Accounts
	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
All Cap Core Fund

BIM
John A. Christie	0	$0	0	$0	0	$0
Michael Morrisroe	0	$0	0	$0	0	$0
47

Large Cap Strategies Fund

BIM
Edward N. Aw	0	$0	0	$0	0	$0
Jeffrey A. Rutledge	0	$0	0	$0	0	$0
John Hall	0	$0	0	$0	0	$0
Nancy Sheft	0	$0	0	$0	0	$0

Aikya***

Ashish Swarup	0	$0	1	$120,000,000[1]	0	$0
Rahul Desai	0	$0	0	$0	0	$0
Thomas Allen	0	$0	0	$0	0	$0

Sands Capital
Brian Christiansen	0	$0	1	$111,476,710	4	$1,330,784,504
David Levanson	0	$0	0	$0	4	$1,330,784,504
Perry Williams	0	$0	0	$0	4	$1,330,784,504
Daniel Pilling****	0	$0	0	$0	4	$1,620,874,538

Small & Mid Cap Strategies Fund

BIM
Michael Morrisroe	0	$0	0	$0	0	$0
Nancy Sheft	0	$0	0	$0	0	$0
Edward N. Aw	0	$0	0	$0	0	$0
Andrea Tulcin	0	$0	0	$0	0	$0

Acadian*
Brendan O. Bradley	0	$0	12	$2,009,000,000	21	$8,688,000,000
Fanesca Young	0	$0	12	$2,009,000,000	21	$8,688,000,000

Champlain
Scott T. Brayman	0	$0	0	$0	11	$564,115,992
Corey N. Bronner	0	$0	0	$0	11	$564,115,992
Joseph M. Caligiuri	0	$0	0	$0	11	$564,115,992
Joseph J. Farley	0	$0	0	$0	11	$564,115,992
Robert D. Hallisey	0	$0	0	$0	11	$564,115,992
Jacqueline W. Williams	0	$0	0	$0	11	$564,115,992

Polunin
Douglas Polunin	0	$0	1	$29,618,191	1	$238,772,878

Artisan Partners
Rezo Kanovich	0	$0	0	$0	0	$0

Credit Income Fund

BIM
David W. Rossmiller	0	$0	0	$0	0	$0
Anthony Wile	0	$0	0	$0	0	$0
Jared B. Olivenstein	0	$0	0	$0	0	$0
Qiang Jiang	0	$0	0	$0	0	$0

BlackRock
Ibrahim Incoglu	0	$0	2	$320,500,000	0	$0
Saffet Ozbalci	0	$0	1	$308,200,000	0	$0

Muzinich
Michael McEachern	0	$0	1	$2,061,460,924	1	$10,567,864
Warren Hyland	0	$0	1	$2,061,460,924	0	$0
Thomas Samson	0	$0	2	$2,378,916,381	1	$340,369,853
Torben Ronberg	0	$0	1	$45,856,543	0	$0
Anthony DeMeo	0	$0	1	$2,061,460,924	0	$0
Joseph Galzerano	0	$0	1	$2,061,460,924	0	$0
48

Fixed Income Fund

BIM
David W. Rossmiller	0	$0	0	$0	0	$0
Beatriz M. Cuervo	0	$0	0	$0	0	$0

Short-Term Bond Fund**

BIM
David W. Rossmiller	0	$0	0	$0	0	$0
Peter D. Hayward	0	$0	0	$0	0	$0

Total Equity Fund*****

BIM
John A. Christie	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Michael Morrisroe	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Edward N. Aw	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Jeffrey A. Rutledge	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
John Hall	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Nancy Sheft	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Andrea Tulcin	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

[Sub-Adviser A]
[PM A1]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[PM A2]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

[Sub-Adviser B]
[PM B1]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[PM B2]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

[Sub-Adviser C]
[PM C1]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
[PM C2]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Municipal Bond Fund

BIM
David W. Rossmiller	0	$0	0	$0	0	$0
Kevin Akinskas	0	$0	0	$0	0	$0

California Municipal Bond Fund

BIM
David W. Rossmiller	0	$0	0	$0	0	$0
Kevin Akinskas	0	$0	0	$0	0	$0

New York Municipal Bond Fund

BIM
David W. Rossmiller	0	$0	0	$0	0	$0
Kevin Akinskas	0	$0	0	$0	0	$0

* For all core equity products offered by the firm, including the subject strategy, Acadian manages a single process that is custom-tailored to the objectives of its clients. The investment professionals shown above function as part of a core equity team of 21 portfolio managers, all of whom are responsible for working with the dedicated research team to develop and apply quantitative techniques to evaluate securities and markets and for final quality-control review of portfolios to ensure mandate compliance. The data shown for these managers reflect firm-level numbers of accounts and assets under management, segregated by investment vehicle type. Not reflected: $783 million in model advisory contracts where Acadian does not have trading authority. Figures provided in USD, as of October 31, 2023.

Acadian has been appointed as adviser or sub-adviser to numerous public and private funds domiciled in the U.S. and abroad. Acadian is not an investment company and does not directly offer mutual funds. The asset data shown under “Registered Investment Companies” reflects Advisory and sub-advisory relationships with U.S. registered investment companies offering funds to retail investors. The asset data shown under “Other Pooled Investment Vehicles” reflects a combination of: 1) Delaware-based private funds where Acadian has been appointed adviser or sub-adviser and 2) Non-U.S.-based funds where Acadian has been appointed adviser or sub-adviser.

** Figures with respect to the portfolio managers of Short-Term Bond Fund are as of December 31, 2023.

*** Information provided as of December 31, 2023.

**** Information provided as of July 31, 2024.

***** Figures with respect to the portfolio managers of Total Equity Fund are as of [  ], 2024.

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Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Exchange Act) by the portfolio managers listed above as of each Fund’s most recent fiscal year ended [October 31, 2024]. As of [October 31, 2024], no portfolio managers held shares of the California Municipal Bond Fund or the New York Municipal Bond Fund. As of [ ], 2025, no portfolio managers held shares of the Short-Term Bond Fund. As of [ ], 2024, no portfolio managers held shares of the Total Equity Fund.

[To be updated by amendment]

	All Cap Core Fund	Large Cap Strategies Fund	Fixed Income Fund	Municipal Bond Fund	Small & Mid Cap Strategies Fund	Credit Income Fund
BIM[1]
Edward N. Aw	$500,001-$1,000,000	Over $1,000,000	$10,001-$50,000	None	$500,001-$1,000,000	$10,001-$50,000
Nancy Sheft	None	None	None	None	None	None
John Hall	$100,001-$500,000	$500,001-$1,000,000	$500,001-$1,000,000	None	$100,001-$500,000	$50,001-$100,000
David W. Rossmiller	$100,001-$500,000	$500,001-$1,000,000	$50,001-$100,000	None	$100,001-$500,000	$1-$10,000
John A. Christie	$100,001-$500,000	$500,001-$1,000,000	$1-$10,000	None	$100,001-$500,000	$1-$10,000
Jeffrey A. Rutledge	$500,001-$1,000,000	$500,001-$1,000,000	None	None	$100,001-$500,000	None
Michael Morrisroe	$500,001-$1,000,000	Over $1,000,000	$500,001-$1,000,000	None	$100,001-$500,000	$100,001-$500,000
Beatriz M. Cuervo	$100,001-$500,000	$500,001-$1,000,000	$100,001-$500,000	None	$100,001-$500,000	$50,001-$100,000
Qiang Jiang	$10,001-$50,000	$10,001-$50,000	None	None	$10,001-$50,000	None
Anthony Wile	$100,001-$500,000	$100,001-$500,000	$10,001-$50,000	None	$100,001-$500,000	$10,001-$50,000
Jared B. Olivenstein	None	None	None	None	None	None
Kevin Akinskas	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	None	$1-$10,000	$1-$10,000
Andrea Tulcin	$10,001-$50,000	$50,001-$100,000	None	None	$10,001-$50,000	None
Peter Hayward	$10,001-$50,000	$50,001-$100,000	$1-$10,000	None	$10,001-$50,000	$1-$10,000

Champlain
Scott T. Brayman	None	None	None	None	None	None
Corey N. Bronner	None	None	None	None	None	None
Joseph M. Caligiuri	None	None	None	None	None	None
Joseph J. Farley	None	None	None	None	None	None
Robert D. Hallisey	None	None	None	None	None	None
Jacqueline W. Williams	None	None	None	None	None	None

BlackRock
Ibrahim Incoglu	None	None	None	None	None	None
Saffet Ozbalci	None	None	None	None	None	None

Muzinich
Michael McEachern	None	None	None	None	None	None
Warren Hyland	None	None	None	None	None	None
Thomas Samson	None	None	None	None	None	None
Torben Ronberg	None	None	None	None	None	None
Anthony DeMeo	None	None	None	None	None	None
Joseph Galzerano	None	None	None	None	None	None

Sands Capital
Brian Christiansen	None	None	None	None	None	None
David Levanson	None	None	None	None	None	None
Perry Williams	None	None	None	None	None	None
Daniel Pilling[2]	None	None	None	None	None	None

Aikya[3]
Ashish Swarup	None	None	None	None	None	None
Rahul Desai	None	None	None	None	None	None
Thomas Allen	None	None	None	None	None	None
50

Polunin
Douglas Polunin	None	None	None	None	None	None

Acadian
Brendan O. Bradley	None	None	None	None	None	None
Fanesca Young	None	None	None	None	None	None

Artisan Partners
Rezo Kanovich	None	None	None	None	None	None

[1]	BIM portfolio managers’ exposures includes investments in their deferred compensation and profit sharing account balances in the Funds.
[2]	Information provided as of July 31, 2024.
[3]	Information is as of December 31, 2023.

Compensation of Portfolio Managers

BIM. The Adviser’s portfolio managers are generally responsible for providing investment advisory services for multiple types of accounts with similar investment objectives, strategies, risks and fees. Portfolio managers responsible for managing a Fund generally will also provide investment advisory services with respect to bank common and collective funds, separately managed accounts and model portfolios. The Adviser generally compensates portfolio managers with respect to their overall contribution and, except as described below, not with respect to the performance of any single account type.

The Adviser’s portfolio managers receive compensation comprised of an annual base salary, annual cash bonus, deferred cash bonus, and, in some cases, an annual portfolio bonus (described below). The deferred cash bonus is a fixed percentage of the annual cash bonus and is generally paid over a three-year period. The Adviser’s portfolio managers also participate in a deferred compensation profit sharing plan as well as other medical and insurance coverage programs, of affiliates of the Adviser. The annual base salaries for portfolio managers are determined on the basis of relevant industry salary data and are intended to be competitive. Annual cash bonus awards are based upon a combination of qualitative and quantitative factors, including performance of the portfolios advised by the portfolio manager, generation and development of new investment ideas, willingness to develop and share ideas as part of a team and contributions to the development of the Adviser’s investment team. Certain portfolio managers for the Small & Mid Cap Strategies Fund, the All Cap Core Fund and the Large Cap Strategies Fund participate in a portfolio bonus plan where annual awards are based upon the rolling three year performance of their respective strategies within their respective Funds relative to internal/external benchmarks. With respect to these portfolio managers, such benchmarks are currently the S&P 500®Index for Mr. Hall, the MSCI ACWI Large Cap Index for Mr. Rutledge, 90% the S&P 500® Index and 10% MSCI AC World ex USA Large Cap Index for Mr. Christie, 90% MSCI USA Mid Cap Index and 10% the MSCI AC WORLD ex USA Mid Cap Index for Mr. Morrisroe, and the Russell 2000® Index for Ms. Tulcin.

Champlain. Champlain compensates the Small & Mid Cap Strategies Fund’s portfolio managers for their management of the Fund. Their compensation consists of a cash base salary and a discretionary performance bonus paid in cash that is based on overall profitability, and therefore in part based on the value of the Fund’s net assets and other client accounts they manage. The portfolio managers also receive benefits standard for all of Champlain’s employees, including health care and other insurance benefits. In addition, the portfolio managers may have an ownership stake in Champlain which would entitle them to a portion of the pre-tax profitability of the firm. Further, some portfolio managers may participate in a long-term incentive plan.

BlackRock. BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

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Portfolio Manager	Benchmark
Ibrahim Incoglu	No Benchmarks
Saffet Ozbalci	A combination of an absolute return benchmark, relative to market conditions, relevant industry peer groups, combination of market-based indices (e.g., the JP Morgan CLOIE AAA Index), certain customized indices.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Sands Capital. Investment professionals benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees’ overall contribution, and a standard profit sharing plan and 401(k) plan. Additional incentives include equity participation. The investment professionals also participate in an investment results bonus. The investment results bonus is calculated from the pre-tax performance variance of the Sands Capital composite returns and their respective benchmarks over one-, three- and five-year periods, weighted towards the three- and five-year results.

Muzinich. Muzinich offers a competitive compensation system for its investment professionals, with incentives designed to stimulate individual and firm-wide performance. The firm provides competitive base salaries that are augmented through a profit sharing and bonus system, the relative weighting of which varies each year depending on the firm’s profits and the individual’s performance. Typically, bonuses may comprise as much as 50-75% of total compensation on average for management professionals.

For employees, individual performance is considered not only within a professional’s primary responsibilities, but also in relation to an individual’s positive contribution to the firm and to the firm’s growth as a whole. Understanding that Muzinich’s portfolios are managed on a team basis, team members benefit directly from the success of the investment management effort across the firm’s products, but also may be affected more by performance or asset levels in targeted strategies or asset classes.

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Polunin. The founding portfolio managers are all directors and the principal shareholders in the company. They are paid a basic salary annually with the emphasis on additional income being derived from the dividends paid by the investment management company, which in turn are driven by the performance of the portfolios including Polunin’s portion of the Funds. In this way, senior management remuneration is directly related to the long term success of Polunin and its strategies, and the executive team is motivated to maintain Polunin’s investment performance and operational efficiency.

Non-founder employees are paid an annual salary with bonuses paid on a strict performance-related basis. The company typically sets aside at least 10% of operating profit for employee bonuses. Basic salaries are set at a competitive level for the role performed with reference to salary surveys purchased from reputable third-party providers. Variable compensation or profit share typically amounts to between 40% and 125% of base salary. Key measurement inputs for employee bonuses include the ability to meet goals and objectives (as discussed during the annual review process), length of service, and overall contribution to the success of the firm. All employees are entitled to participate in the firm’s contributory pension scheme and are provided with private medical and travel insurance. The firm operates an employee Share Award Scheme designed to support both staff retention and succession planning. To date approximately 12.3% of the company’s equity has been distributed to employees through the Share Award Scheme.

Acadian. Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing participation, various benefits, and, among the majority of senior investment professionals and certain other key employees, equity interest in the firm as part of the Acadian Key Employee Limited Partnership.

Compensation is highly incentive-driven, with Acadian often paying in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, asset growth, and overall firm performance. Since portfolio management in our equity strategies is a team approach, investment team members’ compensation is not linked to the performance of specific accounts but rather to the individual’s overall contribution to the success of the team and the firm’s profitability. This helps to ensure an “even playing field” as investment team members are strongly incentivized to strive for the best possible portfolio performance for all clients rather than only for select accounts.

Artisan Partners. Artisan Partners’ portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan Partners’ fee revenues generated by all accounts included within the manager’s investment strategies. Artisan Partners also provides certain cash-based awards to its investment professionals (referred to by Artisan Partners as franchise capital awards) that, prior to vesting, Artisan Partners will generally invest such award amounts in one or more of the investment strategies managed by the investment professional. Portfolio managers may also receive a portion of the performance fee revenues or allocations from private funds sponsored by Artisan Partners. Performance fee accounts (including private funds) may be managed by portfolio managers of the Fund using strategies not offered in any Fund. Allocations to and weightings in these accounts will differ from allocations to and weightings in the accounts managed by these portfolio managers because they use different strategies. An investment strategy with a higher risk tolerance may substantially outperform or underperform an investment strategy with a lower risk tolerance even when managed by the same portfolio managers in a similar strategy. Artisan Partners’ portfolio managers also participate in group life, health, medical reimbursement and retirement plans that are generally available to all of Artisan Partners’ associates.

Aikya. The investment team’s compensation arrangement is designed to promote teamwork and a joint sense of ownership of outcomes (rather than individualistic attributions) in keeping with Aikya’s investment process and is structured as follows:

•	Base salary which is determined by market benchmarks to attract and retain high caliber investment professionals; and
•	Bonus is available to all team members depending on the team’s performance and an individual’s contribution to the team, which is subjectively determined by the board.
•	67.5% of the equity in Aikya is owned by members of the investment team. Broad ownership creates an owner-partner mindset, which strengthens employee retention and leads to sustainable outcomes for clients and the business.
•	PMs/Analysts are not remunerated on how many stock recommendations they get into the portfolio or how many of their stock calls they ‘get right’. Team members are not competing with one another for remuneration, position or prestige, which makes the team environment extremely collaborative.

Senior members of the investment team will periodically invite other members to participate in equity issuances based on their long-term contributions and future potential. The minimum holding period for these shares is 6 years and the equity is recycled back to the firm upon departure. This serves two purposes:

•	Clear incentive for existing equity partners to develop the next generation of potential partners as buyers of their equity on departure
•	Flexibility for the firm to attract new talent triggered by a key departure
53

[Total Equity Sub-adviser(s)] [ ].

Potential Conflicts of Interests

BIM. Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment professionals at most financial firms but which the Adviser believes are adequately addressed by its current policies and procedures. The Adviser has adopted policies and procedures that are reasonably designed to address certain of these potential conflicts.

A potential conflict of interest may arise when a Fund and other accounts managed by the Adviser or its affiliates purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts managed by the Adviser or its affiliates, the orders for such transactions may be combined in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The Adviser believes that its policies and procedures relating to trade aggregation and allocation are reasonably designed to prevent such results.

“Cross trades,” in which one account managed by the Adviser or its affiliates sells a particular security to another account managed by the Adviser or its affiliates (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and the Board have adopted compliance procedures that provide that any transactions between a Fund and another account advised by the Adviser or its affiliates are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objective, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager(s) who are responsible for managing multiple funds and/or accounts for the Adviser and its affiliates may devote unequal time and attention to the management of those funds and/or accounts. Portfolio managers of a Fund may serve as directors of, or in a similar capacity with, companies in which funds or accounts they manage invest. In the event that material nonpublic information is obtained with respect to such companies, or they otherwise become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, a Fund could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on a Fund’s performance. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager(s) may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide the Adviser and its affiliates with brokerage and research products and services, which may result in the payment of higher brokerage fees than might have otherwise been available. These products and services are used by the Adviser and its affiliates and may be more beneficial to certain Funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser and its affiliates determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research products and services provided, the decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among a Funds and/or accounts that the Adviser and its affiliates manage.

The Adviser’s portfolio managers may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, portfolio managers may also manage other accounts (including their personal assets or the assets of family members) in their personal

54

capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Adviser, including portfolio managers, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Adviser and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of clients.

Other conflicts may arise out of other situations, including without limitation: (i) the allocation of investment opportunities to the Fund and to any other accounts; (ii) the aggregation of orders for the other accounts; (iii) the discretion of the Fund (and in certain cases of the Adviser) to waive or modify the application of, any provision of the Prospectus and SAI or grant special or more favorable rights with respect to, any provision of the Prospectus and SAI or the fund documents to the extent permitted by applicable law and (iv) cross trades and principal transactions.

Champlain. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Small & Mid Cap Strategies Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Small & Mid Cap Strategies Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Small & Mid Cap Strategies Fund trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Small & Mid Cap Strategies Fund. For some accounts, Champlain may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Champlain with regard to accounts where Champlain is paid based on a percentage of assets because the portfolio managers may have an incentive to allocate securities preferentially to the accounts where Champlain might share in investment gains. Champlain has adopted certain compliance procedures that are reasonably designed to address conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

BlackRock. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Incoglu and Ozbalci may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Incoglu and Ozbalci may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Sands Capital. As an investment adviser to a variety of clients, Sands Capital recognizes there may be actual or potential conflicts of interest inherent in its business. The Sands Capital portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Large Cap Strategies Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar, different, or overlapping investment objectives and strategies as the Large Cap Strategies Fund, and such accounts may be managed by one, or any combination of portfolio managers. Therefore, a potential conflict of interest may arise as a result of the similar, different, or overlapping investment objectives and strategies, whereby the portfolio managers could favor one account over another. Another potential conflict may arise where a portfolio manager has knowledge about the size, timing and possible market impact of the Large Cap Strategies Fund’s trades, which may incentivize a portfolio manager to use this information to the advantage of other accounts and to the disadvantage of the Large Cap

55

Strategies Fund. However, Sands Capital has established policies and procedures intended to produce fair and equitable allocation of investment opportunities among Sands Capital’s clients over time. These policies and procedures address matters including execution of portfolio transactions, aggregation and allocation of trades, directed brokerage, and the use of brokerage commissions.

Additionally, Sands Capital has adopted an Insider Trading Policy and Code of Ethics that govern personal trading.

Muzinich. Muzinich endeavors to treat all clients fairly and provide high quality investment services. However, in addition to managing the Fund, each of Muzinich’s portfolio managers also manages other accounts, which may include mutual funds other than the Fund, as well as other investment funds and institutional separate accounts. Some of the other accounts may be managed pursuant to similar investment strategies as the Fund, while other accounts may be managed pursuant to different investment strategies. Moreover, certain accounts may pay higher management fees than the Fund, and certain accounts may pay performance fees. In addition, portfolio managers and their family members may own investments or other proprietary interests in one or more accounts, and also may directly own investments in securities which Muzinich recommends for purchase and/or sale to its clients. Accordingly, the side-by-side management of the Fund and other accounts presents a variety of actual and/or potential conflicts of interest, as a portfolio manager may be incentivized to favor other accounts over the Fund. For instance, in allocating securities for which there may not be sufficient quantities available for all relevant accounts to purchase, a portfolio manager may be incentivized to allocate purchases to accounts other than the Fund. Portfolio managers may similarly be incentivized to allocate sale opportunities to certain accounts other than the Fund in circumstances where liquidity is limited. In addition, one or more accounts may hold securities issued by a company in which the Fund holds securities with rights which are senior or subordinated rights relative to such other accounts. As a result of the foregoing, portfolio managers may have conflicts of interest because the Fund’s interest in, and rights with respect to, the portfolio company may differ from the interests of such other accounts, particularly when an issuer experiences financial distress. In addition, the management of numerous accounts other than the Fund may result in a portfolio manager devoting less time and attention to the investments of the Fund. Furthermore, where portfolio managers and/or other Muzinich personnel have a material interest in or obtain material non-public information with respect to a company, the Fund may be prevented from transacting in the securities of such company.

As a result, Muzinich has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts of different types with similar and dissimilar investment objectives and guidelines. Where potential conflicts exist, Muzinich generally has adopted objective procedures that limit the ability of the firm to subjectively favor one client over another, or to favor the firm over a client.

Polunin. Polunin has a firm-wide Code of Ethics policy that applies to all staff and directors of the firm. Underpinning its Code of Ethics policy, Polunin’s Conflicts of Interest Policy document identifies a number of areas in which a conflict might arise. The following is a non-exhaustive description of the most significant conflicts that Polunin believes may have relevance to the Funds: conflicts between clients in the same or different strategies, or with performance rather than fixed management fees; personal account dealing by the firm’s employees; and the equitable resolution of trade errors. Polunin believes that it has robust procedures in place to mitigate or prevent the conflicts identified above from arising or from having an impact on the Funds. Among the procedures that are in place, the most significant is Polunin’s Order Aggregation and Allocation Policy which ensures that customers are treated fairly when buying and selling securities. Further, the firm’s Personal Account Dealing Policy generally prohibits personal trades in equity and equity-related instruments, in companies that are deemed by the Firm’s senior management to be included in the clients’ investment universe. The above policies and procedures are monitored and controlled by a separate Compliance and Risk department within the firm, operating independently from the front office portfolio management team, staffed by senior professionals and led by a board director and equity shareholder of the firm.

Acadian. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Small & Mid Cap Strategies Fund, which may have different investment guidelines and objectives. In addition to the Small & Mid Cap Strategies Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Small & Mid Cap Strategies Fund as well as for any of the other managed accounts (the “Other Accounts”). However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Small & Mid Cap Strategies Fund to the Other Accounts. The Other Accounts may have similar investment objectives or strategies as the Small & Mid Cap Strategies Fund, may track the same benchmarks or indexes as the Small & Mid Cap Strategies Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Small & Mid Cap Strategies Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Small & Mid Cap Strategies Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Small & Mid Cap Strategies Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures

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include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the compliance team.

Artisan Partners.

Material Conflicts. There are a number of ways in which the interests of Artisan Partners’ portfolio managers and its other personnel might conflict with the interests of the Small & Mid Cap Strategies Fund (referred to herein as the Fund) and its shareholders, including:

Sharing of Personnel, Services, Research and Advice among Clients. Because all client accounts within each of Artisan Partners’ strategies including the Fund’s account, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment teams with respect to a given strategy benefit all clients within the strategy. Artisan Partners’ administrative and operational personnel divide their time among services to the Fund and other client accounts.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts. However, under certain circumstances, Artisan Partners does accept accounts subject to certain limitations on specific types of investments or transactions (for example, derivatives or short selling) or certain markets (for example, India), which can result in such accounts having different exposures and/or having a different risk profile compared to other accounts in the strategy, including the Fund.

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the Fund, will invest in a security issued by a company, or an affiliate of a company, that is also a client of or has another business relationship with Artisan Partners or its affiliates. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable purchase or sale in a public securities transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the issuer or security that would be the subject of that transaction.

With prior written approval, Artisan Partners will allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not generally permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Fund if the staff member were not a director.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team can provide advice to accounts in one investment strategy that differs from advice given to accounts in another investment strategy. If an investment team identifies a limited investment opportunity that is suitable for more than one strategy, a strategy may not be able to take full advantage of that opportunity. There also are circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. An investment team has a potential conflict of interest when it manages accounts that are charged a performance-based fee (including private investment funds) and accounts that are charged an asset-based fee because the fees earned from accounts with performance-based fees have the potential to exceed the fees earned from other accounts. An investment team may also execute transactions for one strategy that may adversely impact the value of securities held by a different strategy or team. For example, an investment team may engage in short sales of securities of an issuer in which a fund it manages also invests. In such a case, the investment team could harm the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Artisan Partners maintains policies and procedures and internal review processes designed to mitigate potential conflicts of interest arising from side-by-side investment management. Artisan Partners’ compliance and trade operations teams periodically perform side-by-side reviews of accounts with the highest level of risk as determined by Artisan Partners to help ensure all clients are being treated fairly and that the policies and procedures are being followed. Fee arrangements are not considered when allocating trades among clients.

Trade Aggregation and Allocation and Aggregation. Artisan Partners can, to the extent permitted by law, aggregate trades and allocate investment opportunities among clients, including the Fund. Artisan Partners seeks to treat all of the firm’s similarly situated clients fairly when allocating investment opportunities among clients. Artisan Partners does not consider its own interests when allocating trades, which includes, for example, the fees of a client or whether the client is a proprietary account. Artisan Partners has compliance policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities, which are reviewed regularly by Artisan Partners and modified from time to time. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability (for example, initial public offerings or private placements) and allocation of investment

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opportunities generally, particularly opportunities that have a required minimum investment, could raise a potential conflict of interest. The potential conflicts among clients in the same strategy are mitigated because the firm’s investment teams generally try to keep all client portfolios in the same strategy invested in the same securities (excluding private placements) with approximately the same weightings subject to certain exceptions and limitations. Investment opportunities will be allocated differently among clients in a strategy under Artisan Partners’ trading procedure due to, for example, the particular characteristics of a client, such as size of the client, cash position, liquidity needs and timing, tax status, risk tolerance and investment restrictions or with respect to private investments, the client’s willingness and ability to invest in private investments, or for other reason in Artisan Partners’ reasonable discretion.

Additionally, private investments and certain other investment opportunities will not be allocated pro-rata among clients in different strategies due to, among other reasons, difference in the strategic focus or objective of each strategy, including the intended concentration, exposure to different investment factors, themes or sectors, risk tolerance and desired weighting of investments. Additional factors that Artisan Partners may consider in allocating these investment opportunities between clients in different strategies, or even within the same strategy, include, without limitation: the inability to divide the investment among multiple clients; Artisan Partners’ perception of the liquidity of each client at the time of the investment and on a going-forward basis; relative exposure to market trends; the remaining term or time remaining in the investment period of each such client; the terms, structure and availability of financing in respect of an investment; the representations and diligence required for each client; the small size of an opportunity or the structure of an investment; the perceived relative value of the investment opportunity relative to other investment opportunities available to each client; the geographic focus of the investment programs of each client; the location of the investment opportunity; the credit quality and/or expected yield of the investment; and the investment programs and portfolio positions of each client for which participation is appropriate. To the extent an opportunity cannot, or in Artisan Partners’ discretion should not, be allocated among multiple clients, such opportunities may be allocated among the different clients on a basis that Artisan Partners considers fair and equitable over time.

In addition, there are instances where a particular security is held by, or appropriate for, more than one client (“cross holdings”) managed by an investment team or different investment teams due to the overlap of their investment universes; however, investment decisions for each strategy and client are generally made by the relevant investment team independently of investment decisions for another strategy or client, such that investment opportunities likely will be allocated differently among clients across such applicable investment strategies. An investment strategy or client with a higher risk tolerance, for example, may substantially outperform or underperform an investment strategy or client with a lower risk tolerance even when managed by the same investment team in a similar strategy.

As a result of the allocation of investment opportunities (and the investment focus of certain clients), the investments made for a Fund and other clients managed by the same investment team may be significantly different, and, consequently, the respective performances of such clients are expected to differ even when managed in the same strategy.

“Same way” transactions (that is, all buys or all sells) in a security held by more than one client in a strategy are generally aggregated across all participating clients in the strategy and same way transactions may be aggregated across clients indifferent strategies when Artisan Partners considers doing so appropriate and practicable under the circumstances (for example, Artisan Partners has established certain information barriers and policies between certain of its investment teams that would make trade aggregation impracticable). The portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in an aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan Partners’ trading procedures. When orders for a trade in a security are opposite to one another (that is, one client is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will seek to mitigate the risk of inadvertent cross trades by (i) utilizing different brokers or venues, or (ii) utilizing brokers or venues that maintain crossing prevention controls.

Artisan Partners may sell a security short on behalf of one client even if the same security, or another security of the same issuer, is held long by another client. Similarly, Artisan Partners is permitted to purchase a security long on behalf of one client even if the same security, or another security of the same issuer, is, or has been, sold short by another client. Artisan Partners could be viewed as having a potential conflict of interest if it sells short certain securities in a client while holding the same securities long in other clients. Conversely, Artisan Partners could be viewed as harming the performance of a client that holds a long position in the same security or other similar securities (e.g. securities in the same sector as the security sold short) for the benefit of its clients who are selling the security short if the short-selling transactions cause the market value of the security or similar securities to decline. Artisan Partners has in place policies and procedures that it believes are reasonably designed to identify and resolve actual and potential conflicts of interest related to short selling securities.

Certain clients have restrictions prohibiting the execution of transactions through one or more designated broker-dealers or they may maintain other restrictions or account limitations (e.g., instrument restrictions) that impact Artisan Partners’ ability to aggregate a given trade. As a result, Artisan Partners might be required to separate a client’s transaction from the aggregated transactions for other clients and send the client’s transaction for execution to a different broker-dealer or at a different point in time. A transaction being executed separately as a result of the client’s restriction is typically placed in the market after the aggregated transaction for all other clients is

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placed in the market. In addition, substitute transactions may be placed in a different instrument before or after the aggregated transaction (e.g., physical shares rather than options) and/or may not be placed at all. As a result, the trade or substitute trade for the restricted client is likely to be executed at a different point in time as compared to the aggregated transaction, which is likely to result in the restricted client receiving different returns than other clients.

Waivers to Artisan Partners’ allocation procedures may be made with approval in advance by one of certain designated members of Artisan Partners’ management who are not part of the portfolio management process.

Model Delivery. Artisan Partners provides non-discretionary model portfolios to certain institutional clients and sponsors of managed account programs. Artisan Partners provides the sponsor with a model portfolio that represents the securities Artisan Partners recommends for a particular strategy and the sponsor uses the model portfolio to assist in developing one or more portfolios for itself or its clients (the model delivery programs). In a model delivery program, the frequency and timing of the model portfolio delivery is agreed upon with each sponsor and the model portfolio is typically provided on a delayed basis after Artisan Partners trades for its discretionary clients. Artisan Partners may also sequence or rotate the delivery of the model portfolio when it is being delivered to multiple sponsors. As a result, the sponsors of these programs typically receive different prices for their clients given, for example, price movements caused by market activity (including trades placed by Artisan Partners and other sponsors) and that the trades are not aggregated with Artisan Partners’ trades.

Fees. Like the fees Artisan Partners receives from the Fund, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. Artisan Partners or its affiliates receive performance-based allocations or fees from the private funds it sponsors and expects to receive performance-based fees from accounts in its other strategies. In addition, Artisan Partners will, under certain circumstances, negotiate performance-based fee arrangements with other accounts. Artisan Partners had fifteen accounts with performance-based fees as of October 31, 2023. None of those separate accounts was in Artisan Partners’ Non-US Small-Mid Growth Strategy. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, Artisan Partners maintains policies and procedures and internal review processes designed to mitigate such conflicts.

Investing in Different Parts of an Issuer’s Capital Structure. Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other Artisan Partners’ clients invest in different parts of an issuer’s capital structure. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities and negotiations with issuers that would potentially give rise to conflicts with other Artisan Partners’ clients or Artisan Partners may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if Artisan Partners acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. When making investment decisions where a conflict of interest may arise, Artisan Partners will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in Artisan Partners acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Confidential Information Access. From time to time, employees of Artisan Partners may receive material non-public information (referred to herein as “Confidential Information”). Employees may obtain Confidential Information, voluntarily or involuntarily, through Artisan Partners’ management activities or the employee’s outside activities. Confidential Information may be received under varying circumstances, including, but not limited to, upon execution of a non-disclosure agreement with an issuer, as a result of serving on a creditors’ committee or through conversations with a company’s management team. Under applicable law, Artisan Partners’ employees are generally prohibited from disclosing or using Confidential Information in effecting purchases and sales in public securities transactions for their personal benefit or for the benefit of any other person (including clients). Accordingly, should an employee receive Confidential Information, the employee is generally prohibited from communicating that information nor using that information in public securities transactions, which could limit the ability to buy or sell certain investments even when the limitation is detrimental to Artisan Partners, the employee or the client, including the Fund.

Artisan Partners may seek to avoid the receipt of Confidential Information when it determines that the receipt of Confidential Information would restrict the Fund or other clients of Artisan Partners from trading in securities they hold or in which they may invest. In circumstances when Artisan Partners declines to receive Confidential Information from an issuer, an account, such as the Fund, may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the account would pay or receive when it buys or sells those investments. Further, in situations when the account is asked, for example, to grant consents, waivers or amendments with respect to such investments, Artisan Partners’ ability to assess such consents, waivers and amendments may be impacted by its lack of access to Confidential Information.

Artisan Partners has adopted policies that establish an information barrier around the Credit Team and EMsights Capital Group to minimize the likelihood that Confidential Information received by the Credit Team or the EMsights Capital Group will be shared with

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another team. In addition, Artisan Partners also creates information barriers around other persons having access to Confidential Information (“walled-off personnel”) to prevent access to Confidential Information, and therefore to limit the restrictions on others at Artisan Partners.

From time to time, Artisan Partners uses paid expert networks. Artisan Partners has adopted specific procedures to prevent and address the inadvertent receipt of Confidential Information from the expert networks.

Portfolio Transactions and Soft Dollars. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients. Artisan Partners uses client commissions to pay for brokerage and research services (often referred to as “soft dollars”) if Artisan Partners determines that such items meet the criteria outlined in its commission management policy and do not impair its duty to seek best execution. Artisan Partners does not consider, in selecting broker-dealers to be used in effecting securities transactions for the Fund, whether Artisan Partners or its affiliates received client referrals from the broker-dealer. Artisan Partners has potential conflicts of interest arising from its execution of portfolio transactions and use of soft dollars. Artisan Partners has adopted procedures with respect to soft dollars, which are included in Artisan Partners’ compliance program.

Proprietary and Personal Investments and Code of Ethics. Artisan Partners’ proprietary accounts also present potential conflicts of interest with Artisan Partners’ clients, including the Fund. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of the firm’s clients managed in the same strategy, all portfolio transactions in the strategy are aggregated, where practicable, and allocated in accordance with Artisan Partners’ written allocation procedures among participating accounts. Artisan Partners believes that aggregation and allocation of trades as described in its written procedures mitigates conflicts of interest arising from proprietary investments in the same securities held by clients and the market impact that could result from such proprietary trading activity if conducted on a stand-alone basis.

Personal transactions are subject to Artisan Partners’ Code of Ethics, which generally provides that personnel of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code of Ethics requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement). The Code of Ethics provides that Artisan Partners’ compliance team will review such personal securities transactions and determine, among other things, whether the acquisition is consistent with applicable regulatory requirements and the purposes of the Code of Ethics and its underlying policies.

In addition, the Code of Ethics requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan Partners’ compliance department at least quarterly. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Code of Ethics also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

Artisan Partners, its affiliates and its employees can give advice or take action for their own accounts that differ from, conflict with or is adverse to advice given or action taken for the Fund. These activities may adversely affect the prices and availability of other investments held by, or potentially considered for purchase by, the Fund.

Artisan Partners, its affiliates and their employees are permitted to, and frequently do, invest in pooled investment vehicles sponsored by Artisan Partners often at reduced or no fees when allowed by applicable law. Artisan Partners also provides certain cash-based awards to its investment professionals (referred to by Artisan Partners as franchise capital awards) that, prior to vesting, Artisan Partners will generally invest such amounts in one or more of the investment strategies managed by the investment professional. Artisan Partners believes that investments made in these pooled investment vehicles and franchise capital awards help align Artisan Partners’ and its employees’ financial interests with those of Artisan Partners’ clients. These pooled investment vehicles, even if they are proprietary accounts of Artisan Partners, are treated like a client account for purposes of allocation of investment opportunities.

Aikya. Aikya has procedures to identify situations in which activities carried out by it could constitute conflicts of interest and that could lead to potential risks of damage to its client’s and investor’s interests. To identify them, Aikya considers the activities it is authorized to carry out as well as those carried out on its behalf by delegates, sub-delegates, external valuers or other counterparties and service providers. To identify the types of conflicts of interest that arise while providing its services, Aikya considers whether it, its managers, employees, other relevant person or a person directly or indirectly linked by way of control: (i) is likely to make a financial gain, or avoid a financial loss, at the expense of a client or investor; (ii) has an interest in the outcome of a service or an activity provided to the client or investors which differs from the client’s or investor’s interest in that outcome; (iii) has a financial or other incentive to

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favor a client or group of clients or investors, over the interests of another client or investor; (iv) carries out the same activities for the client and for another client; or (v) receives an inducement from a third party in the form of monies, goods or services other than the standard commission or fee for that service.

[Total Equity Subadviser] [ ].

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ADMINISTRATIVE SERVICES AGREEMENT

The Corporation, on behalf of each Fund, entered into an administrative oversight, supervision and coordination services agreement (the “Administrative Oversight Agreement”) with Bessemer, pursuant to which Bessemer and Bessemer Trust Company (“BTCO”), affiliates of the Adviser, provide certain non-advisory services to the Funds, such as the maintenance of records, the provision of supervisory personnel and the monitoring of other non-advisory service providers. Under the Administrative Oversight Agreement, each Fund pays an annual fee of 0.03% of its average daily net assets for such services.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

BNY Mellon and BNY Mellon Investment Servicing (US) Inc. act as administrator and fund accounting agent and as transfer agent, respectively, for the Funds pursuant to an Administration and Accounting Services Agreement and a Transfer Agency Services Agreement (the “BNY Mellon Agreements”). BNY Mellon and BNY Mellon Investment Servicing (US) Inc. are located at 103 Bellevue Parkway, Wilmington, DE 19809 and 118 Flanders Road, Westborough, MA 01581, respectively. Pursuant to the BNY Mellon Agreements, BNY Mellon provides the Funds with general office facilities and supervises the overall administration of the Funds, including among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds. BNY Mellon may also provide persons (including directors, officers and other employees of BNY Mellon or its affiliates) satisfactory to the Board to serve as officers of the Funds. BNY Mellon maintains all Fund books and records required under Rule 31a-1 under the 1940 Act, performs daily accounting services and satisfies additional Fund reporting and record keeping requirements.

For the services provided by BNY Mellon, the following annual fee will be calculated based upon the aggregate average net assets of the Old Westbury Fund complex and payable to BNY Mellon monthly:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Funds
0.0350%	of the first $1.5 billion
0.0275%	of the next $1 billion
0.0175%	of the next $1 billion
0.0125%	of assets in excess of $3.5 billion

Additionally, the Funds pay BNY Mellon an annual base fee of $25,000 per portfolio, excluding out-of-pocket expenses.

BNY Mellon may choose voluntarily to reimburse a portion of its fee at any time. See “Fees Paid by the Funds for Services” for payments made over the last three fiscal years to BNY Mellon.

CUSTODIANS

Citibank, N.A. (“Citibank”), located at 388 Greenwich Street, New York, New York 10013, is the co-custodian for the Large Cap Strategies Fund and Small & Mid Cap Strategies Fund, and the custodian for the Credit Income Fund. Pursuant to its respective agreements with the Funds, Citibank is responsible for maintaining (1) the books and records of securities and cash, and maintaining (2) portfolio transaction records. Citibank receives a fee from each Fund calculated daily and paid monthly based on safekeeping and transaction fees that vary by country.

BTCO, located at 100 Woodbridge Center, Woodbridge, New Jersey 07095, is the custodian for the All Cap Core, Fixed Income, Short-Term Bond, Municipal Bond, California Municipal Bond and New York Municipal Bond Funds and the co-custodian for the Large Cap Strategies and Small & Mid Cap Strategies Funds. BTCO serves as custodian for the Small & Mid Cap Strategies Fund only with respect to equity securities of U.S. companies (other than ETFs) and securities in the form of depositary receipts directly managed by the Adviser, income, other payments and distributions issued with respect to such securities, proceeds of the sale of such securities, and cash, cash equivalents and money market instruments received and held by BTCO from time to time on behalf of the Small & Mid Cap Strategies Fund. Pursuant to its agreement with these Funds, BTCO is responsible for maintaining the books and records of these Funds’ securities and cash. BTCO receives a fee calculated and paid monthly at the annual rate of 0.065% of the average daily net assets of non-U.S. investments for All Cap Core Fund and Large Cap Strategies Fund and 0.015% of the average daily net assets of Fixed Income Fund, Short-Term Bond Fund, Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund, or portion thereof for Small & Mid Cap Strategies Fund and U.S. investments for All Cap Core Fund and Large Cap Strategies Fund.

UNDERWRITER

The Corporation has entered into an underwriting agreement with Foreside Funds Distributors LLC (the “Distributor”), an affiliate of Foreside Financial Group, LLC (d/b/a ACA Group (the “Underwriting Agreement”). Pursuant to the Underwriting Agreement, the

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Underwriter facilitates the distribution of Fund shares and undertakes such advertising and promotion as requested by the Corporation and as it believes reasonable. The Underwriting Agreement contemplates that the Underwriter may, if authorized in each instance by the Corporation, on behalf of a Fund, or the Adviser, enter into sales agreements with securities dealers, financial institutions and other industry professionals, such as investment advisers, accountants and estate planning firms. The Underwriter will require each dealer with whom the Underwriter has a selling agreement to conform to all applicable provisions of the Funds’ Prospectus. Foreside makes a continuous offering of the Funds’ shares. Foreside is located at 3 Canal Plaza, Suite 100, Portland, Maine 04101.

In its capacity as principal underwriter, Foreside uses its best efforts to obtain subscriptions to shares of each Fund. Foreside does not receive an annual fee from the Funds.

FUND COUNSEL, INDEPENDENT DIRECTORS’ COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dechert LLP, 1900 K Street NW, Washington, DC 20006, serves as legal counsel to the Funds.

Sullivan & Worcester LLP, 1633 Broadway, New York, New York 10019, serves as independent counsel to the Independent Directors.

[ ], located at[ ], is the independent registered public accounting firm for the Corporation, providing audit services and tax return review services.

PROXY VOTING POLICIES

The Funds have adopted Proxy Voting Policies that delegate the responsibility of voting proxies to the Adviser and that permit the Adviser to further delegate to the sub-advisers proxy voting responsibility relating to the portfolio securities that they manage. The Proxy Voting Policy and Guidelines of the Adviser are attached as Appendix B.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2024 is available, without charge, upon request, by calling 1-800-607-2200 and on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Pursuant to policies on portfolio holdings disclosure (“Portfolio Disclosure Policies”), the Funds, or their authorized service providers, may publicly disclose holdings of all Funds in accordance with applicable regulatory requirements. Such public disclosure of holdings includes required periodic holdings disclosure in filings with the SEC, as well as other holdings disclosures, such as the top ten or other specified holdings of a Fund, on a monthly basis with a lag time of not less than seven days, on the website www.bessemertrust.com or by other means.

Portfolio holdings information for the Funds may also be made available more frequently and prior to its public availability (“non-standard disclosure”) to:

(1)	the Funds’ service providers (which currently include the Funds’ adviser, sub-adviser, custodian, administrator, fund accountant, transfer agent, distributor, pricing service and printers (Command Financial Press Corporation)) (“Service Providers”); and

(2)	certain non-service providers (such as ratings agencies including, among others, Morningstar, Inc., Standard & Poor’s Securities, Inc. and Lipper Analytical Services for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation) (“Non-Service Providers”); and

(3)	non-Service Providers pursuant to a written confidentiality agreement that protects the confidentiality of the portfolio holdings information; and

(4)	to facilitate efficient trading of certain investment and receipt of relevant research.

The disclosure of portfolio holdings for the Funds may only be made pursuant to the Portfolio Disclosure Policies, which are designed to ensure compliance by the Funds and their service providers with the applicable federal securities laws. The Portfolio Disclosure Policies are also designed to prevent the unauthorized disclosure of a Fund’s holdings that could harm the Fund or its shareholders and to ensure that their respective interest are not put above those of the shareholders.

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Neither the Funds nor the Funds’ service providers may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. The Portfolio Disclosure Policies may not be waived or exceptions made, without the consent of the Funds’ Chief Compliance Officer or his designees, or Chief Legal Officer. The Board will review this policy as often as they deem appropriate, but not less often than annually, and recommend any changes that they deem appropriate. The Funds’ Board and Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Funds’ Portfolio Disclosure Policies.

BROKERAGE TRANSACTIONS

The Adviser and the sub-advisers make each Fund’s portfolio decisions and determine the broker to be used in each specific transaction with the objective of obtaining a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution and consistent with applicable law, brokerage may be directed to persons or firms supplying research products and services to the Adviser and its affiliates and the sub-advisers. To the extent that such persons or firms supply research products and services to the Adviser and its affiliates or the sub-advisers for use in rendering the investment advice to a Fund or account, such information may be supplied at no cost to the Adviser and its affiliates or the sub-advisers and, therefore, may have the effect of reducing the expenses of the Adviser and its affiliates and the sub-advisers in rendering advice to a Fund or account. While it is impossible to place an actual dollar value on such research products and services, receipt by the Adviser and its affiliates or the sub-advisers probably does not reduce the overall expenses of the Adviser and its affiliates or the sub-advisers to any material extent. Consistent with Rule 12b-1(h), the Adviser and its affiliates and sub-advisers will not consider sales of shares of a Fund as a factor in the selection of brokers to execute portfolio transactions for the Funds.

The research products and services provided to the Adviser and its affiliates and the sub-advisers is of the type described in Section 28(e) of the Exchange Act and is designed to augment the Adviser’s and its affiliates or the sub-advisers’ own internal research and investment strategy capabilities. These research products and services include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Research products and services furnished by brokers through which each Fund effects securities transactions are used by the Adviser and its affiliates or the sub-advisers in carrying out their investment management responsibilities with respect to all of their clients’ accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser and its affiliates or the sub-advisers determine in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research products and services provided by the executing broker.

European-based sub-advisers and their affiliates (“European Affiliates”) who are subject to the EU’s Markets in Financial Instruments Directive (“EU Directive”) will be subject to separate rules applicable to any arrangements under which brokers may, in addition to routine order execution, facilitate the provision of research to the European Affiliates by the broker itself or a third party research provider (“third party research”). In general, firms subject to the EU Directive may not direct brokerage to firms in exchange for third party research, but rather must pay for such research services directly or allocate their costs equitably among their clients. Third party research will be purchased by the European Affiliates when they consider that such research will benefit their clients, including the Fund, in seeking to achieve their clients’ investment objectives and strategies. The purchase of third party research will be subject to appropriate controls and oversight designed to ensure that the research budget is managed and used in the interests of clients and will include regularly assessing the quality of the research purchased.

A Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, that Adviser or sub-advisers will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases, the Adviser and sub-advisers will attempt to negotiate best execution.

Although investment decisions for the Funds are made independently from those of the other accounts managed by the Adviser and the sub-advisers and their respective affiliates, investments of the type the Funds may make may also be made by those other accounts. When the Funds and one or more other accounts managed by the Adviser and the sub-advisers or their respective affiliates are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser and the sub-advisers and their respective affiliates to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to benefit the Funds.

As of October 31, 2023, the Large Cap Strategies Fund, Credit Income Fund and Fixed Income Fund held investments in securities of its regular broker-dealers as follows:

[To be updated by amendment]

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Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund at 10/31/2023	Name of Broker or Dealer
Large Cap Strategies Fund	$1,773,120.34	Morgan Stanley
Credit Income Fund	$9,730,479.39	Bank Of America
Credit Income Fund	$14,045,362.82	Morgan Stanley & Company LLC
Credit Income Fund	$216,807,433.14	JP Morgan
Credit Income Fund	$8,723,533.41	Barclays
Credit Income Fund	$590,074.98	Nomura Securities Intl Inc
Fixed Income Fund	$13,934,382.32	JP Morgan Chase Bank
Fixed Income Fund	$4,952,725.70	Barclays
Fixed Income Fund	$9,704,052.76	Morgan Stanley & Company LLC
Fixed Income Fund	$8,529,018.55	Bank Of America
Small & Mid Cap Strategies Fund	$43,278,900.00	JP Morgan Chase Bank

PORTFOLIO TURNOVER

Changes may be made to a Fund’s portfolio consistent with the investment objectives and policies of such Fund whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. For the fiscal year ended October 31, 2023, the turnover rates for the Funds can be found in the “Financial Highlights” section of the Funds’ Prospectus. High portfolio turnover may result in increased brokerage costs to a Fund and also adverse tax consequences to a Fund’s shareholders.

In any particular year, market conditions may result in greater portfolio turnover rates than are presently anticipated. The rate of a Fund’s turnover may vary significantly from time-to-time depending on the volatility of economic and market conditions.

SHAREHOLDER SERVICING PLAN

The Funds have adopted a shareholder servicing plan (the “Shareholder Servicing Plan”). Under the Shareholder Servicing Plan, the Funds have entered into a shareholder servicing agreement with Bessemer, pursuant to which Bessemer serves as a shareholder servicing agent and provides certain shareholder support services (“Shareholder Support Services”) to each Fund. Such Shareholder Support Services include, but are not limited to, providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption requests, and transmitting various communications to shareholders. For these services, each Fund pays an annual fee of 0.20% of its average daily net assets. Bessemer may engage shareholder sub-servicing agents, such as broker/dealers, banks, trust companies, investment advisers, and other financial institutions and intermediaries to provide certain shareholder support services and is solely responsible for paying each such shareholder sub-servicing agent from the fee it receives from each of the Funds.

FEES PAID BY THE FUNDS FOR SERVICES

FOR THE FISCAL YEAR ENDED OCTOBER 31, 20231

[To be updated by amendment]

Fund Name	Advisory Fee/Fee Waived	Brokerage Commissions	Administrative Fee†	Shareholder Servicing Fee/Fee Waived
All Cap Core Fund	$20,054,408/$0	$1,311,352	$1,347,847	$5,939,818
Large Cap Strategies Fund	$166,067,7022/$0	$5,484,186	$9,052,106	$41,048,175
Small & Mid Cap Strategies Fund	$67,149,7493/$3,424,666	$3,003,139	$3,546,998	$15,799,941
Credit Income Fund	$13,400,0754/$394,623	$480,028	$1,075,760	$4,600,027
Fixed Income Fund	$5,655,366/$1,674,109	$40	$636,477	$2,803,066
Municipal Bond Fund	$14,403,282/$3,103,068	$0	$1,729,532	$7,801,875
California Municipal Bond Fund	$1,499,698/$638,834	$0	$170,165	$666,532
New York Municipal Bond Fund	$2,479,946/$962,510	$0	$268,180	$1,114,973
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FOR THE FISCAL YEAR ENDED OCTOBER 31, 20221

Fund Name	Advisory Fee/Fee Waived	Brokerage Commissions	Administrative Fee†	Shareholder Servicing Fee/Fee Waived
All Cap Core Fund	$21,200,178/$0	$1,095,497	$1,417,480	$6,292,362
Large Cap Strategies Fund	$178,941,1075/$0	$12,200,452	$9,774,846	$44,266,527
Small & Mid Cap Strategies Fund	$71,079,5806/$3,416,118	$7,367,928	$3,726,458	$16,724,607
Credit Income Fund	$16,182,2407/$287,898	$78,896	$1,279,056	$5,611,724
Fixed Income Fund	$6,048,814/$1,750,327	$0	$687,456	$3,027,893
Municipal Bond Fund	$15,055,747/$3,243,745	$0	$1,813,493	$8,174,713
California Municipal Bond Fund	$1,493,715/$654,907	$0	$170,249	$663,873
New York Municipal Bond Fund	$2,671,376/$1,043,786	$0	$289,882	$1,210,688

FOR THE FISCAL YEAR ENDED OCTOBER 31, 20211

Fund Name	Advisory Fee/Fee Waived	Brokerage Commissions	Administrative Fee†	Shareholder Servicing Fee/Fee Waived
All Cap Core Fund	$19,873,840/$0	$616,556	$1,327,466	$5,884,259
Large Cap Strategies Fund	$182,173,1178/$0	$11,326,870	$10,004,908	$45,074,529
Small & Mid Cap Strategies Fund	$75,399,1029/$3,417,187	$3,869,418	$3,953,566	$17,740,965
Credit Income Fund	$14,835,36110/$384,818	$404,734	$1,158,879	$5,121,949
Fixed Income Fund	$6,370,599/$1,756,358	$0	$727,428	$3,211,771
Municipal Bond Fund	$15,282,427/$3,237,188	$0	$1,841,127	$8,304,244
California Municipal Bond Fund	$1,675,723/$717,605	$0	$187,882	$744,765
New York Municipal Bond Fund	$2,617,786/$1,009,694	$0	$283,892	$1,183,893

†	Includes amounts paid to Bessemer and BTCO under the Administrative Agreement and BNY Mellon under the Administration and Accounting Services Agreement.

[1]	From time to time, the Adviser may voluntarily assume certain expenses of a Fund. This would have the effect of lowering the overall expense ratio of that Fund and of increasing yield to investors in that Fund.

[2]	Includes sub-advisory fees paid to Sands Capital and Baillie Gifford Overseas Limited (“Baillie Gifford”), a former sub-adviser, from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $16,668,873 or 0.08% based on the average daily net assets of the Fund.

[3]	Includes sub-advisory fees paid to Champlain, Baillie Gifford, Polunin, Acadian and Artisan from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $29,030,910 or 0.37% based on the average daily net assets of the Fund.

[4]	Includes sub-advisory fees paid to BlackRock and Muzinich from the advisory fees the Adviser received from the Fund. The aggregate sub-advisory fees paid totaled $4,785,778 or an annualized rate of 0.21% based on the average daily net assets of the Fund.

[5]	Includes sub-advisory fees paid to Baillie Gifford and Sands Capital from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $21,867,901 or 0.10% based on the average daily net assets of the Fund.

[6]	Includes sub-advisory fees paid to Champlain, Baillie Gifford, Polunin, Acadian and Artisan from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $31,485,542 or 0.38% based on the average daily net assets of the Fund.

[7]	Includes sub-advisory fees paid to BlackRock and Muzinich from the advisory fees the Adviser received from the Fund. The aggregate sub-advisory fees paid totaled $5,481,061 or an annualized rate of 0.20% based on the average daily net assets of the Fund.

[8]	Includes sub-advisory fees paid to Baillie Gifford, Sands Capital and a former sub-adviser from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $30,101,086 or 0.13% based on the average daily net assets of the Fund.
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[9]	Includes sub-advisory fees paid to Champlain, Baillie Gifford, Polunin, Acadian and Artisan from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $37,512,146 or 0.42% based on the average daily net assets of the Fund.

[10]	Includes sub-advisory fees paid to BlackRock and Muzinich from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $4,976,442 or 2.29% based on the average daily net assets of the Fund.

HOW DO THE FUNDS MEASURE PERFORMANCE?

Each Fund may advertise its share performance by using the SEC’s standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Unless otherwise stated, any quoted share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded would increase the total return and yield. The performance of shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

The performance of the Funds may be compared in various financial and news publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Funds may be compared in publications to averages, performance rankings, or other information prepared by nationally recognized mutual fund ranking and statistical services. As with other performance data, performance comparisons should not be considered representative of a Fund’s relative performance for any future period.

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for a Fund’s shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the NAV per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the annual reinvestment of all distributions.

When shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD AND TAX EQUIVALENT YIELD

The yield of a Fund’s shares is calculated by dividing: (i) the net investment income per share earned by the shares over a thirty-day period by (ii) the maximum offering price per share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The tax-equivalent yield of the Municipal Bond, the California Municipal Bond and New York Municipal Bond Funds’ shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that shares would have had to earn to equal the actual yield, assuming a specific tax rate. The yield and tax-equivalent yield do not necessarily reflect income actually earned by shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The Municipal Bond, California Municipal Bond and New York Municipal Bond Funds may use tax equivalent yield information in their sales literature and advertising. Such information sets forth the yield that is afforded by a tax free investment by showing such yields without the effect of Federal income taxes with respect to a given taxable income bracket. The interest earned by the municipal securities owned by a Fund generally remains exempt from regular federal income tax and is often exempt from state and local taxes as well. However, some of a Fund’s interest income may be subject to the federal alternative minimum tax (AMT) and state and/or local taxes.

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To the extent financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Fund’s shares, the Fund’s share performance is lower for shareholders paying those fees.

AVERAGE ANNUAL TOTAL RETURNS

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

•	references to ratings, rankings, and financial publications and/or performance comparisons of shares to certain indices;
•	charts, graphs and illustrations using the Funds’ returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;
•	discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager’s views on how such developments could impact the Funds; and
•	information about the mutual fund industry from sources such as the Investment Company Institute.

Each Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

Each Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price.

ACCOUNT INFORMATION AND PRICING OF SHARES

Information relating to the purchase and redemption of the Funds’ shares is located in the Prospectus.

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NET ASSET VALUE

For purposes of determining each Fund’s NAV per share, readily marketable equity securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined. Securities may be valued by independent pricing services, selected by the Adviser, which use prices provided by market makers or estimates of market value obtained yield data relating to instruments or securities with similar characteristics. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by using a broker-dealer quote or an approved pricing service. Equity securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If significant events occur that materially affect the value of the security between the time trading ends on a particular security and the close of the regular trading session of the New York Stock Exchange (the “NYSE”), the Funds may value the security at its fair value under the supervision of the Board. The effect of using fair value pricing is that a Fund’s NAV will be subject to the judgment of the Board or its designee instead of being determined by market prices. Examples of significant events may include, but will not necessarily include, an announcement by the issuer, a creditor, or a government body, political or economic events, natural disasters, or significant fluctuations in key markets that occurring after the close of the security’s principal market. Since some Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the Funds do not price their shares, the value of those Funds’ assets may change on days when you will not be able to purchase or redeem fund shares.

Readily marketable equity securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser or sub-adviser, as applicable, to be over-the-counter are valued at the mean of the latest bid and asked prices using a broker-dealer or an approved pricing service.

U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a broker-dealer or an approved pricing service. All other investment assets, including restricted and not readily marketable securities, are valued under procedures approved by the Fund’s Board. The Board has designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act.

As indicated in the Prospectus, the NAV per share of each Fund’s shares will be determined as of the close of the regular trading session of the NYSE on each day that the NYSE is open for trading. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. However, the NYSE may close on days not included in that announcement.

The Corporation intends to pay all redemptions in cash unless the redemption request is for more than the lesser of $250,000 or one percent of the net assets of the relevant Fund by a single shareholder over any ninety-day period. If a redemption request is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash; therefore, a redemption request may be paid in securities of equal value.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the NYSE. In computing its NAV, a Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value under supervision by the Board, although the actual calculation may be done by others.

CAPITAL STOCK AND VOTING RIGHTS

The authorized capital stock of the Corporation consists of twenty-seven and one-half billion shares of stock having a par value of one tenth of one cent ($0.001) per share. The Board is authorized to divide the unissued shares into separate series of stock. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected

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series. Each share of any series has equal distribution, liquidation and voting rights within the series in which it was issued. Each share of a Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote.

HOW ARE THE FUNDS TAXED?

[Under review by Dechert Tax]

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Taxes.” The Prospectus generally describes the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker/dealers, traders in securities that have elected mark-to-market treatment with respect to their securities holdings, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal AMT.

The Corporation has not requested and does not anticipate requesting an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described herein. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the federal tax consequences to them of an investment in a Fund, as well as the application of state, local or foreign laws, and the effect of possible changes in applicable tax laws to their investment in the Fund.

Qualification as a Regulated Investment Company

The Corporation intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Corporation as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including but not limited to gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must timely distribute to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-

70

term capital loss and at least 90% of its net tax-exempt interest income (if any) earned in each taxable year. If a Fund meets all of the regulated investment company requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it timely distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although, in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

Moreover, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gain included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If, for any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. Certain savings provisions may be available to a Fund to prevent such disqualification.

Capital Loss Carry-forwards

A Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any, in each succeeding year. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

As of October 31, 2023, the capital loss carryforwards of the below Funds are available to offset future realized capital gains. This capital loss carryforward is not subject to expiration and must first be utilized to offset future realized gains of the same character.

[To be updated by amendment]

	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward
Large Cap Strategies Fund	$145,689,796	$—
Small & Mid Cap Strategies Fund	46,289,005	—
Credit Income Fund	65,467,451	86,352,356
Fixed Income Fund	29,073,223	104,214,004
Municipal Bond Fund	69,036,174	105,377,119
California Municipal Bond Fund	5,876,389	9,810,499
New York Municipal Bond Fund	5,663,090	13,648,824

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. Certain of the Funds have engaged in reorganizations in the past and the Funds may engage in reorganizations in the future.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This

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method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to continuing shareholders. However, the IRS generally will not have expressly sanctioned the equalization accounting method used by a particular Fund, and thus the use of this method may be subject to IRS scrutiny.

Excise Tax

A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute by December 31 of each calendar year an amount at least equal to the sum of 98% of its ordinary income for that year (taking into account certain deferrals and elections), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year and all of its ordinary income and capital gain net income from previous years that were not distributed during such years. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund intends to distribute substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Taxation of Fund Investments

In general, realized gains or losses on the sale of portfolio securities will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (“OID”) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to include annually in its taxable income (or, in the case of the Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund, its distributable income) a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.

If a Fund invests in debt securities that are in the lowest rating categories or are unrated, including debt securities of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to mark-to-market any such contracts held at the end of the taxable year by treating

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them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts and similar instruments relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” and at least one (but not all) of the futures or option contracts comprising a part of such straddles is governed by Section 1256 of the Code, described above, such straddles could be characterized as “mixed straddles.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Any gain or loss subsequently realized with respect to an appreciated financial position shall be adjusted to take into account any gain realized as a result of any constructive sale. The character of any such subsequent gain or loss will depend upon a Fund’s holding period in the property subsequent to any constructive sale and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert

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long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares, and (iii) thereafter, as capital gain. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income in order to qualify as a regulated investment company.

“Passive foreign investment companies” (“PFICs”) are generally defined as certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of equity interests in PFICs will be characterized as ordinary income even though, absent the application of PFIC rules, these amounts would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments, but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualifying dividend income.

Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a pair of 2006 IRS revenue rulings that held that income from certain derivative contracts with respect to a commodity index or individual commodities was not qualifying income for a regulated investment company. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in derivative transactions. The Funds intend to limit their investments in commodity-linked derivatives in a manner designed to maintain their continued qualification as regulated investment companies under the Code. Each Fund also intends to account for derivative transactions in a manner it deems to be appropriate. However, the IRS may not agree with determinations made by a Fund. If it does not, the status of the Fund as a regulated investment company might be jeopardized.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

Section 199A of the Code provides a 20% deduction for qualified business income through 2025. Under this provision, individuals, trusts, and estates generally may deduct 20% of “qualified business income,” which includes all ordinary REIT dividends (“Qualifying REIT Dividends”) and certain income from investments in MLPs (“MLP Income”). Applicable Treasury regulations permit a regulated investment company to pass through to its shareholders Qualifying REIT Dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders MLP Income that would be eligible for such deduction. It is uncertain whether future legislation or other guidance will enable a regulated investment company to pass through the special character of MLP Income to the regulated investment company’s shareholders.

Certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

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A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and future Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (REMIC) or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as each Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest or invested in the TMP directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions

Except for exempt-interest dividends paid out by the Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund, defined below, all distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are generally allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

For federal income tax purposes, distributions of investment income (except for exempt-interest dividends and dividends treated as qualified dividend income, as discussed below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable at ordinary income rates. Distributions properly reported by a Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will report capital gains distributions, if any, in a written statement mailed by the Fund to its shareholders.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

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If a shareholder incurs a sales charge in acquiring shares of a Fund, and by reason of incurring such charge or making such acquisition acquires a reinvestment right and then sells or exchanges such Fund shares within 90 days of having acquired them, and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company during the period beginning on the date of disposition of the original Fund shares and ending on the January 31 of the calendar year that includes the date of such disposition, the sales charge previously incurred in acquiring the Fund’s shares generally will not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gains distribution. In addition, if a shareholder holds Municipal Bond Fund, California Municipal Bond Fund or New York Municipal Bond Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares.

Cost Basis Reporting

The Funds are required to report to the IRS and furnish to you annually on Form 1099-B the cost basis information for a Fund’s shares purchased or acquired on or after January 1, 2012, and sold or redeemed on or after that date. In addition to the requirement that the Funds report the gross proceeds from the sale or redemption of a Fund’s shares, the Funds also are required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale or redemption of a Fund’s shares, a Fund will permit you to elect from among several IRS-accepted cost basis methods, including average cost basis. In the absence of an election, cost basis will be calculated using the Funds’ default method of average cost. The cost basis method elected by you (or the cost basis method applied by default) for each sale or redemption of a Fund’s shares may not be changed after the settlement date of each such sale or redemption of a Fund’s shares. At any time, you may designate a new election for future cost basis calculations.

You should carefully review the cost basis information provided by a Fund and make any adjustments that are required when reporting these amounts on federal income tax returns. If your account is held by an investment representative (financial advisor, broker or other nominee), you should consider contacting that representative with respect to reporting of cost basis and available elections for your account. You are encouraged to refer to the appropriate IRS regulations or consult your tax advisor to obtain more information about cost basis reporting and, in particular, to determine the best IRS-accepted cost basis method for your personal tax situation.

For shares of a Fund purchased or acquired on or before December 31, 2011, and sold or redeemed on or after that date, Funds are required to report only the gross proceeds from the sale or redemption of the Fund’s shares.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

It is possible that the Large Cap Strategies Fund and Small & Mid Cap Strategies Fund may, in certain taxable years, qualify to make the election. However, even if a Fund qualifies for the election for a year, it may decide not to make the election for such year. If a Fund does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld. A Fund will report to each shareholder in a written statement whether it has elected for the foreign taxes paid by the Fund to “pass-through” for that year.

Even if a Fund qualifies for and makes the election, foreign income and similar taxes will only pass-through to the Fund’s shareholders if the Fund and its shareholders meet certain holding period requirements. Specifically, (i) the shareholders must have held Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholders became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-

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day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. A Fund may choose not to make the election if the Fund has not satisfied its holding requirements.

If a Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period and certain other requirements will include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat those amounts as paid by them for the purpose of the foreign tax credit or deduction. If such shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder’s federal income tax attributable to foreign source taxable income or the amount specified in the written statement mailed to that shareholder. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may be claimed only by shareholders that itemize their deductions.

Federal Income Tax Rates

As of the date of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 37% for ordinary income and 20% for net long-term capital gain. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are derived from the sale or disposition of collectibles are currently taxable at a 28% federal rate.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” (defined below) equal to the highest net long-term capital gains rate, which generally is 20%. In general, “qualified dividend income” is income attributable to dividends received by a Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and properly reported as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by the Fund derived from securities lending, repurchase agreements and other derivative transactions ordinarily will not qualify as qualified dividend income. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Income and bond funds, such as the Credit Income Fund, Fixed Income Fund, Short-Term Bond Fund, Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund, typically do not distribute significant amounts of qualified dividend income.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 21%. The effective marginal tax rate may be higher for some shareholders, for example through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on certain high-income individuals, trusts and estates. For individuals, the 3.8% tax will apply to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” For this purpose, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains (other than exempt-interest dividends) as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Backup Withholding

A Fund may be required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number; if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding; or if the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. These backup withholding rules may

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also apply to distributions that are properly reported as exempt-interest dividends. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9.

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Tax-Deferred Plans

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

Under an exemption, distributions reported by a Fund as “interest-related dividends” (defined below) generally will be exempt from federal income tax withholding, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder. Interest-related dividends are generally attributable to the Fund’s net interest income earned on certain U.S. debt obligations and paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”). In order to qualify as an interest-related dividend, the Fund must report a distribution as such in a written statement mailed to its shareholders. Distributions made to foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, this tax generally will not apply to exempt-interest dividends from a Fund. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and “short-term capital gain distributions” (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain distributions or short-term capital gain distributions and certain other conditions are met; or (iii) such gains or, in certain cases, distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If the requirements of clause (iii) are met, the foreign shareholder may be subject to certain tax, withholding, and/or reporting requirements, depending in part on whether the foreign shareholder holds (or has held in the prior 12 months) more than a 5% interest in the Fund. “Short-term capital gain distributions” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and reported as such from a Fund in a written statement mailed by the Fund to its shareholders.

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Even if permitted to do so, the Funds provide no assurance that they will report any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund reports any distributions as such, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such reports.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

If a Fund qualifies and makes an election to pass through foreign taxes to its shareholders, foreign shareholders of the Fund generally will be subject to increased federal income taxation without a corresponding benefit for the pass-through of foreign taxes.

Foreign shareholders may also be subject to U.S. estate tax with respect to their Fund shares.

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on a Fund’s distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise exempted under FATCA. If applicable, and subject to any intergovernmental agreement, withholding under FATCA is required generally with respect to distributions from the Funds. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Funds will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

Additional Considerations for the Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund

If at least 50% of the value of a regulated investment company’s total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay “exempt-interest dividends.” Each Fund intends to so qualify and is designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

Distributions of capital gains or income not attributable to interest on each Fund’s tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority. Thus, exempt interest may be subject to state and local taxes.

Each Fund will report to its shareholders in a written statement the portion of the distributions for the taxable year which constitutes exempt-interest dividends. The reported portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by a Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of each Fund will not be deductible to the extent that the Fund’s distributions are exempt from federal income tax.

In addition, certain deductions and exemptions have been designated “tax preference items” which must be added back to taxable income for purposes of calculating federal AMT. Tax preference items include tax-exempt interest on certain “private activity bonds.” To the extent that each Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Funds. Further, tax-exempt income will be included in determining the taxability of social security payments and railroad retirement benefits. As of the date of this SAI, individuals are subject to the federal AMT at a maximum rate of 28%. Shareholders with questions or concerns about the federal AMT should consult their own tax advisors. A significant portion of exempt-interest dividends from each Fund may be treated as a “tax preference item,” as discussed above.

The IRS is paying increased attention to whether obligations intended to produce interest exempt from federal income taxation in fact meet the requirements for such exemption. Ordinarily, each Fund relies on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize each Fund’s ability to pay exempt-interest dividends.

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California Tax Considerations

To the extent that dividends are derived from interest on California tax-exempt securities and on certain U.S Government securities, such dividends will also be exempt from California personal income taxes. Under California law, a fund which qualifies as a regulated investment company for federal income tax purposes must have at least 50% of its total assets invested in California state and local government obligations or in U.S. Government obligations which pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income taxes.

The portion of dividends constituting exempt-interest dividends is that portion (i) derived from interest on obligations that would be exempt from California tax if held by an individual and (ii) reported by a Fund as exempt-interest dividends in written statements furnished to shareholders. However, the total amount of dividends paid by a Fund to all of its shareholders with respect to any taxable year that can be treated as exempt-interest dividends for California tax purposes cannot exceed the difference between (i) the amount of interest received by the Fund during such year on obligations which pay interest excludable from California personal income under California law and (ii) the expenses of the Fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the Fund were an individual. If the aggregate dividends designated by a Fund as exempt-interest dividends for a taxable year exceed the amount that may be treated as exempt-interest dividends for California tax purposes, only that percentage of each dividend distribution equal to the ratio of aggregate exempt-interest dividends to aggregate dividends so designated will be treated as an exempt-interest dividend for California tax purposes. Unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal alternative minimum tax purposes. Because, unlike federal law, California law does not impose personal income tax on an individual’s Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual’s California personal income tax.

Individual shareholders will normally be subject to federal and California personal income tax on dividends paid from interest income derived from taxable securities and distributions of net capital gains. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income subject to the California alternative minimum tax. For federal income tax and California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of a Fund and regardless of whether the distribution is received in additional shares or in cash. In addition, unlike under federal law, the shareholders of a Fund will not be subject to California personal income tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any.

Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as a Fund, generally will not be deductible by the investor for federal or state personal income tax purposes. In addition, as a result of California’s incorporation of certain provisions of the Code, a loss realized by a shareholder upon the sale of shares held for six months or less may, depending on the frequency of a Fund’s distributions, be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of a Fund may be disallowed under the “wash sale” rules.

The foregoing relates to federal income taxation and to California personal income taxation as in effect as of the date of the Prospectus. Distributions from investment income and capital gains, including exempt interest dividends, may be subject to California franchise tax for corporate shareholders. In addition, distributions from investment income and capital gains may be subject to state taxes in states other than California, and to local taxes. Shareholders are urged to consult with their own tax advisers for more detailed information concerning California tax matters.

New York Tax Considerations

Individual shareholders of a Fund will not be required to include in their adjusted gross income for New York State and New York City personal income tax purposes any portion of distributions received from the Fund that are derived from or attributable to (i) interest income on obligations of New York State or any political subdivision thereof (including New York City) or of a possession or territory of the United States or any political subdivision thereof, provided that at least 50 percent of the value of the Fund’s total assets at the close of each quarter of its taxable year consists of obligations the interest on which is tax-exempt for federal income tax purposes and such income is not otherwise properly includible in the shareholder’s federal adjusted gross income, (ii) interest income on obligations of the United States and its possessions even if includible in the shareholder’s federal adjusted gross income, provided that at least 50 percent of the value of the Fund’s total assets at the close of each quarter of its taxable year consists of obligations of the United States and its possessions and the Fund provides a timely written notice of designation to shareholders, or (iii) interest income on obligations of any authority, commission or instrumentality of the United States to the extent federal law exempts such income from state income taxation, provided that at least 50 percent of the value of the Fund’s total assets at the close of each quarter of its taxable year consists of obligations of the United States and its possessions and the Fund provides a timely written notice of designation to shareholders.

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Distributions from a Fund that are derived from or attributable to sources other than those described in the preceding sentence, including interest on obligations of other states and their political subdivisions (unless the obligation is created by a compact or an agreement to which New York State is a party) will generally be taxable to individual shareholders as ordinary income for New York State and New York City personal income tax purposes.

Shareholders of a Fund that are subject to the New York State corporation franchise tax or the New York City general corporation tax will be required to include exempt-interest dividends paid by the Fund in their “entire net income” for purposes of such taxes and will be required to include their investment in shares of the Fund in their investment capital or business capital, but not both, for purposes of such taxes. Interest income earned by a Fund that is distributed to its shareholders generally will not be taxable to the Fund for purposes of the New York State corporation franchise tax or the New York City general corporation tax.

If a shareholder is subject to unincorporated business taxation by New York City, income and gains distributed by a Fund generally will be exempted from such taxation to the extent such distributions are derived exclusively from interest income on obligations of New York State or any political subdivision thereof (including New York City) and are not properly includible in the shareholder’s federal adjusted gross income.

Gain from the sale, exchange or other disposition of shares of a Fund will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business and general corporation taxes if the shareholder is subject to such taxes.

Interest on indebtedness incurred or continued to purchase or to carry shares of a Fund generally will not be deductible for New York State and New York City personal income tax purposes.

The foregoing relates to certain applicable New York tax law as in effect as of the date of the Prospectus. These provisions are subject to change by legislative, judicial or administrative action and any such change may be either prospective or retroactive with respect to Fund transactions. In addition, distributions from investment income and capital gains may be subject to state taxes in states other than New York, and to local taxes. Shareholders are urged to consult with their own tax advisers for more detailed information concerning New York tax matters.

Tax-Exempt Shareholders

Under current law, the Funds serve to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under applicable law (including the 1940 Act), each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if an individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct owners of portfolio securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a regulated investment

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company are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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FINANCIAL INFORMATION

The Financial Statements incorporated herein by reference from the Funds’ Form N-CSR for its most recently completed fiscal year have been audited by [ ], the Corporation’s independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in auditing and accounting.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, INCORPORATED HEREIN BY REFERENCE IN THIS STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

[To be updated by amendment]

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APPENDIX A – RATINGS

STANDARD AND POOR’S LONG-TERM CREDIT RATING DEFINITIONS*

AAA -- An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA -- An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A -- An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB -- An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C -- Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB -- An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B -- An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC -- An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but Standard & Poor’s Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C -- An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D -- An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

“NR” -- This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard and Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks -- Standard and Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-1

MOODY’S INVESTORS SERVICE, INC. LONG-TERM BOND RATING DEFINITIONS

Aaa -- Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa -- Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A -- Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa -- Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba -- Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B -- Obligations rated B are considered speculative and are subject to high credit risk.

Caa -- Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca -- Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C -- Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

FITCH IBCA, INC. LONG-TERM CREDIT RATING DEFINITIONS

AAA: Highest credit quality -- ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality -- ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality -- ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality -- ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative -- ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative -- ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit risk -- Default is a real possibility.

CC: Very high levels of credit risk -- Default of some kind appears probable.

C: Near default -- A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired.

RD: Restricted default -- ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating.

A-2

D: Default -- ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Notes: The modifiers + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

MOODY’S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

P-1--Issuers (or supporting institutions) rated Prime -1 have a superior ability to repay short-term debt obligations.

P-2--Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 -- Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP -- Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

STANDARD AND POOR’S COMMERCIAL PAPER RATINGS

A-1 -- A short-term obligation rated ‘A-1’ is rated in the highest category by Standard and Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 -- A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B -- A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C -- A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D -- A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard and Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS

F1: Highest short-term credit quality -- Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added + to denote any exceptionally strong credit feature.

F2: Good short-term credit quality -- Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality -- The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality -- Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk -- Default is a real possibility.

RD: Restricted default -- Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to

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meet other financial obligations. Typically applicable to entity ratings only.

D: Default -- Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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APPENDIX B – PROXY VOTING POLICY AND GUIDELINES

Bessemer Trust Company, N.A.
Bessemer Investment Management LLC

Proxy Voting Policy and Guidelines

An important component of the investment discipline of Bessemer Trust Company, N.A. and Bessemer Investment Management LLC (together, “Bessemer”) is making appropriate proxy voting decisions. In an effort to support proposals that maximize the value of our clients’ investments over the long term, Bessemer has developed this Proxy Voting Policy and Guidelines (“Guidelines”), which set forth principles that guide our voting decisions. While Bessemer’s voting will generally follow these Guidelines, specific voting decisions may differ in any instance where Bessemer believes it to be in the best interest of shareholders.

The Bessemer Proxy Committee (“Proxy Committee”) oversees the proxy voting process. The Proxy Committee reviews the Guidelines annually, or more frequently as needed, and approves amendments to the Guidelines as it deems appropriate. The Proxy Committee, in its judgment, may consult with Bessemer’s portfolio managers and research analysts as needed for further context in particular voting matters (e.g., contested board elections and merger and acquisition activity) prior to making a voting decision. The Proxy Committee is comprised of representatives from the Investment and Custody areas and other areas as appropriate. Representatives of Legal and/or Compliance will attend Proxy Committee meetings.

Bessemer has contracted with Institutional Shareholder Services (“ISS”), a professional proxy voting and corporate governance service, to provide research on proxy issues and to vote proxies in accordance with Bessemer’s Guidelines. As part of the proxy voting process, Bessemer’s portfolio managers and analysts will be consulted on a limited number of issues (generally on matters that are designated as case-by-case votes). The Proxy Committee will periodically review the services provided by ISS in seeking to ensure that Bessemer casts votes in the best interest of its client shareholders.

Bessemer may refrain from voting in certain cases where it deems appropriate, if, for example, the cost of voting appears to exceed the expected benefits, or when voting could result in the imposition of trading or other restrictions that may restrict liquidity or otherwise impair investment returns. These conditions are most likely to exist with respect to non-U.S. securities.

1.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on uncontested director nominees of U.S. companies generally will be cast as recommended by ISS based on their research and analysis, including with respect to gender diversity, except that votes will be WITHHELD from director nominees who own no company stock and have served on the board for more than one year. In accordance with ISS’s policy, votes will also be WITHHELD from director nominees who:

•	Have poor attendance history at board and committee meetings as determined by ISS;

•	Are inside directors or affiliated outside directors and the full board is less than majority independent;

•	Are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee;

•	Are compensation committee members and the company has poor compensation practices as determined by ISS;

•	Are compensation committee members and the company has a pay for performance disconnect as determined by ISS;

•	Are compensation committee members and the board exhibits a significant level of poor communication and responsiveness to shareholders surrounding compensation issues;

•	Serve on an excessive number of boards as determined by ISS;

•	Have ignored a proposal that was approved by the majority of votes cast in the last year;
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•	Are incumbent board members and the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency;

•	Have adopted a long-term poison pill without shareholder approval, where there is no commitment or policy to put the pill to shareholder vote;

•	Have made a material adverse change to an existing poison pill without shareholder approval;

•	Have kept in place a dead-hand or modified dead-hand poison pill;

•	Are incumbent board members and the board had material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or

•	Have taken egregious actions or failed to replace management as appropriate, as determined by ISS.

Votes on uncontested director nominees of non-U.S. companies generally will be cast as recommended by ISS based on their research and analysis, including with respect to gender diversity. Generally vote FOR nominees for directors of non-U.S. companies in uncontested elections unless:

•	Specific practices have been identified that were adverse to shareholder interests;

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements; or

•	The board fails to meet minimum corporate governance standards.

In all markets, vote CASE-BY-CASE on director nominees who have been associated with a pattern of egregious actions on other boards or in the role of executive management that raises substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company. This includes where there have been:

•	Questionable transactions with conflicts of interest;

•	Any records of abuses against minority shareholder interests;

•	Specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities;

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; and

•	Failure to replace management as appropriate.

Notwithstanding the foregoing, with respect to the securities of any issuer held in any quantitative sleeve of any Bessemer portfolio, cast votes on director nominees who have been associated with a pattern of egregious actions as described above in accordance with ISS’s recommendation based on their research and analysis.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR proposals requiring that the positions of chairman and CEO be held separately.

Majority of Independent Directors/Establishment of Committees

Vote FOR proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold under ISS’ definition of independence.

Vote FOR proposals asking that a majority or more of directors on the board, audit, compensation, and/or nominating committees be independent, unless the committee composition already meets this standard.

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Majority Vote Proposals

Vote FOR reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Stock Ownership Requirements

Vote FOR proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. Stock ownership on the part of directors is desirable.

Statutory Auditors

In non-U.S. markets, vote FOR the appointment or re-election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed;

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

•	The company fails to provide adequate information, based on typical market standards, for shareholders to make an informed voting decision;

•	The outside statutory nominee attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review (in markets where attendance information is consistently provided);

•	The statutory auditor is judged to be responsible for clear mismanagement or shareholder-unfriendly behavior; or

•	Egregious actions related to a director’s or statutory auditor’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve in the best interests of shareholders at any company.

In cases where the number of nominees exceeds the number of seats available, vote FOR incumbent candidates as long as no other concerns are identified.

Discharge of Board and Management

Vote FOR discharge of the board and management, but vote CASE-BY-CASE if:

•	There are serious questions about actions of the board or management for the year in question, including reservations from auditors; or

•	Material legal or regulatory action is being taken against the company or the board by shareholders or regulators.

Notwithstanding the foregoing, with respect to the securities of any issuer held in any quantitative sleeve of any Bessemer portfolio, cast votes on the discharge of the board and management in the two categories described above in accordance with ISS’s recommendation based on their research and analysis.

2.	Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

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Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Generally vote FOR proposals to lower supermajority vote, taking into consideration the presence of any significant ownership levels at the company.

Cumulative Voting

Vote FOR proposals to eliminate cumulative voting. Vote AGAINST proposals to restore or permit cumulative voting.

Proxy Access

Vote in accordance with ISS’s policy on management and shareholder proposals to enact proxy access, which will take into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including: (1) The ownership thresholds proposed in the resolution (i.e., percentage and duration); (2) The maximum proportion of directors that shareholders may nominate each year; and (3) The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Confidential Voting

Vote FOR proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

3.	Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

4.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors will be evaluated on a CASE-BY-CASE basis, taking into consideration the company’s long-term financial performance, management’s track record, the qualifications of each slate of director nominees and the actions being recommended by each.

Notwithstanding the foregoing, with respect to the securities of any issuer held in any quantitative sleeve of any Bessemer portfolio, cast votes on the contested election of directors in accordance with ISS’s recommendation based on their research and analysis.

Reimbursing Proxy Solicitation Expenses

If the vote is in favor of the dissidents, vote FOR reimbursing proxy solicitation expenses. If the vote is against the dissidents, vote AGAINST reimbursing proxy solicitation expenses.

5.	Capital Structure Common

Stock Authorization

Vote FOR proposals to increase the number of shares of common stock authorized for issuance unless ISS’s research and analysis indicate that the resulting authorized but unissued shares are excessive. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals to create a new class of nonvoting or subvoting common stock.

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Share Repurchase Program Authorization

Vote FOR well-structured share repurchase programs that comply with typical market standards, taking into consideration: (1) the volume of the shares that will be repurchased; (2) the duration of the authority; (3) the amount of shares that will be held in treasury; (4) the price at which shares will be repurchased; and (5) any other relevant considerations.

Share Issuance Authorization

Vote FOR general issuance requests with preemptive rights to a maximum of 100% over currently issued capital, and vote FOR general issuance requests without preemptive rights to a maximum of 20% of currently issued capital; provided, however, that in markets where there is a best practice recommendation on the volume of shares to be issued and the best practice recommends a lower threshold (e.g. France, UK, Hong Kong), that lower threshold will be applied, and a lower threshold will also be applied where a company’s past practice necessitates it.

Specific issuances that will fund a legitimate business purpose will be evaluated by ISS taking into consideration: (1) the potential dilution; (2) the pricing of the shares; (3) the strategic rationale; (4) potential conflicts of interest; and (5) potential consequences of failing to support the issuance.

6.	Executive/Director Compensation and Employee Stock Plans

Equity-Based Compensation Proposals

Vote FOR reasonably crafted proposals requiring senior management to own a specified amount of company stock.

Votes with respect to compensation plans will be cast based on the cost of the plan compared to its peers (in the U.S. and markets where disclosure is comparable to that of U.S. companies) as well as other important qualitative features, including the company’s three-year average burn rate relative to peers. The cost will be determined based on the number and types of awards granted by companies, using the expanded compensation data disclosed under the various regulatory requirements. If the cost is deemed to be reasonable, vote FOR the proposal. However, vote AGAINST equity incentive plan proposals, even if the plans’ cost is deemed reasonable, if any of the following factors apply: (1) the ability to reprice stock options without prior shareholder approval, (2) excessive CEO compensation relative to company performance (pay-for-performance disconnect), (3) whether the plan contains a liberal definition of “change-in-control”, or (4) the plan is a vehicle for poor pay practices, such as egregious compensation practices.

Plans proposed by non-US (excluding Canada) companies will be evaluated using the data available to analyze dilution issues and other plan terms, including plan administration. Vote AGAINST the equity plan if any of the following factors apply:

•	The dilution of the plan is excessive considering the company’s size and industry;

•	The plan lacks challenging performance conditions without adequate justification;

•	The plan lacks stringent vesting provisions without adequate justification;

•	The pricing of options deviates from typical market standards without adequate justification;

•	The plan’s administration deviates from typical market standards without adequate justification;

•	The plan participants deviate from typical market standards without adequate justification;

•	There are concerns about poor company performance;

•	There are concerns about controversial issues at the company;

•	The company fails to provide adequate information to allow shareholders to make an informed voting decision; or

•	There are other serious concerns with the plan.

Management Proposals Seeking Approval to Reprice Options

Vote AGAINST management proposals seeking approval to reprice options.

Employee Stock Purchase Plans – Qualified Plans

For U.S. companies, vote AGAINST qualified employee stock purchase plans where any of the following apply:

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•	Purchase price is less than 85% of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than 10% of the outstanding shares.

For non-U.S. companies, vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price deviates from typical market standards without adequate explanation or is less than 75% of fair market value; or

•	Offering period deviates from typical market standards without adequate explanation; or

•	The number of shares allocated to the plan is more than 10% of the outstanding share.

Employee Stock Purchase Plans – Non-Qualified Plans

Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25% of employee’s contribution, which is effectively a discount of 20% from market value; and

•	No discount on the stock price on the date of purchase if there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25% of employees’ contribution, evaluate the cost of the plan against its allowable cap as calculated by ISS.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) will be voted as recommended by ISS based on their research and analysis, which will evaluate whether the plan exceeds its allowable cap as calculated by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Proposals on Compensation

Disclosure/Setting Levels or Types of Compensation for Executives and Directors: Generally, vote FOR proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST proposals requiring director fees be paid in stock only.

Performance-Based Awards: Generally vote FOR proposals advocating the use of performance-based equity awards like indexed, premium-priced, and performance contingent options or performance-based shares, unless: (1) The proposal is overly

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restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or (2) The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50% of the shares awarded to those executives for that fiscal year.

Pay-for-Superior-Performance: Generally vote FOR shareholder proposals requesting that the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives, unless ISS determines that such a proposal would not be in shareholders’ interest. In evaluating these shareholder proposals, ISS will consider the following factors:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

Compensation Consultants - Disclosure of Board or Company’s Utilization: Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Option Repricing: Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes: Vote FOR proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Proposals to ratify golden parachutes are voted FOR if they include the following: (1) The triggering mechanism should be beyond the control of management; (2) The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs); and (3) Change-in-control payments should be double-triggered, i.e., after (a) a change in control has taken place, and (b) termination of the executive has occurred as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Vote in accordance with ISS’s recommendation on proposals to approve a company’s golden parachute compensation. Features that may lead to a recommendation AGAINST include:

•	Recently adopted or amended agreements that include excise tax gross-up provisions (since prior annual meeting);

•	Recently adopted or amended agreements that include modified single trigger agreements (since prior annual meeting);

•	Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Potentially excessive severance payments;

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•	In the case of a substantial gross-up from pre-existing/grandfathered contract: what triggered the gross-up (e.g., very large option grants at low point in stock price, or unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
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Supplemental Executive Retirement Plans (SERPs): Generally vote FOR proposals requiring companies to draft reports detailing their SERP programs as well as proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Holding Periods: Vote in accordance with ISS’s recommendations on proposals asking companies to adopt holding periods or retention ratios for their executives. ISS’s recommendations generally take into account:

•	Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of:

➢	Rigorous stock ownership guidelines, or

➢	A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or

➢	A meaningful retention ratio; and

•	Officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

Advisory Vote on Executive Compensation - Shareholder Proposals: Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers as set forth in the company’s Summary Compensation Table and the accompanying narrative disclosure.

Advisory Votes on Executive Compensation - Management Proposals (Management Say- on-Pay or “MSOP”):

U.S. and Canada

Vote in accordance with ISS’s recommendation on management proposals related to the compensation of executives and outside directors. In accordance with ISS’s policy, vote

AGAINST MSOP proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices; or

•	The board exhibits poor communication and responsiveness to shareholders.

Non-U.S. markets (excluding Canada)

Vote AGAINST such proposals (remuneration reports or remuneration policies) in cases where:

•	The company does not provide shareholders with clear, comprehensive compensation disclosures;

•	The company does not maintain an appropriate pay-for-performance alignment and there is not an emphasis on long-term shareholder value;

•	The arrangement creates the risk of a “pay for failure” scenario;

•	The company does not maintain an independent and effective compensation committee;

•	The company provides inappropriate pay to non-executive directors; or

•	The company maintains other problematic practices.
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Management Say on Pay Frequency Proposals: Vote FOR proposals to establish annual MSOP proposals. Vote AGAINST proposals to establish bi- or triennial MSOP proposals.

All other proposals regarding executive and director pay will be voted taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Retirement Bonuses for Directors: The expectation of receiving a retirement bonus can serve as a disincentive for outside directors or statutory auditors to speak out against management.

Accordingly, generally vote AGAINST the payment of retirement bonuses:

•	to outsiders (non-employees);

•	if neither the individual payments nor the aggregate amount of the payments is disclosed; or

•	if recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Limit/Prohibit Accelerated Vesting of Awards: Bessemer supports double triggered treatment of equity in change-of-control situations. Bessemer also supports the elimination of potential poor pay practices (e.g. gross-ups) embedded in current employee agreements. In the absence of these provisions, vote FOR shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

Vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

7.	Poison Pills

Vote FOR proposals that ask a company to submit its poison pill for shareholder ratification. Vote FOR proposals to redeem a company’s poison pill and vote AGAINST management proposals to ratify a poison pill.

8.	Mergers, Acquisitions and Corporate Restructurings

Vote CASE-BY-CASE on mergers, acquisitions and corporate restructuring based on such factors as pricing and strategic rationale.

Notwithstanding the foregoing, with respect to the securities of any issuer held in any quantitative sleeve of any Bessemer portfolio, cast votes on mergers, acquisitions and corporate restructurings in accordance with ISS’s recommendation based on their research and analysis.

9.	Reincorporation Proposals

Proposals to change a company’s jurisdiction of incorporation will be evaluated by giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when recommended by company management.

10.	Bylaw Provisions Affecting Litigation Rights

Proposals seeking the adoption or amendment of bylaw provisions impacting shareholders’ rights to initiate litigation against the company, including limiting shareholder litigation to the company’s jurisdiction of incorporation or fee-shifting provisions, will be voted in accordance with ISS’s policy, which will take into account:

•	The company’s rationale for adopting such provision(s);

•	The breadth of application or extent of limitation on shareholder litigation rights;

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and
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•	Whether the company has the following good governance features:

➢	An annually elected board;

➢	Shareholder ability to repeal such provision(s) in the future, including the vote standard for shareholder approval to amend bylaws;

➢	A majority vote standard in uncontested director elections; and

➢	The absence of a poison pill, unless the pill was approved by shareholders.

11.	Political Contributions

Vote FOR reasonable proposals that seek additional disclosure surrounding the internal processes and oversight mechanisms governing the company’s political contributions and lobbying expenses.

12.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity, and will be evaluated as to whether the proposal will enhance the economic value of the company.

Other than as identified above for shareholder proposals regarding political contributions, vote in accordance with ISS’s recommendation on shareholder proposals related to social and environmental issues. ISS’s research will consider the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the underlying issues are more appropriately and effectively dealt with through governmental or regulatory action;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	Whether the proposal itself is well framed and the cost of implementation is reasonable; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

13.	Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

14.	Mirror Voting

When required by Rule 12d1-4 under the Investment Company Act of 1940, Bessemer will vote securities held by clients in another investment company in the same proportion as the vote of all other holders of such securities.

15.	Issues in Countries with Share Blocking

Share blocking (the practice in some countries of prohibiting a shareholder from selling its shares for a specified period once it has cast its vote on an upcoming proxy) imposes a significant burden on shareholders in terms of reduced liquidity. Even in countries that permit unblocking, a lengthy delay is involved before a shareholder can execute a desired sale of securities. As a result of the potential inability to sell shares when needed, Bessemer will NOT VOTE proxies in companies located in countries that practice share blocking.

16.	Other Issues

All other issues are voted in accordance with the presumption that Bessemer will vote in accordance with ISS’s recommendation.

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17.	Conflicts of Interest

Bessemer recognizes that there may be a potential conflict of interest, or the appearance of a conflict of interest, when Bessemer votes a proxy solicited by an issuer with whom Bessemer is affiliated or Bessemer, or one of our affiliates, has a business relationship, or when Bessemer or one of our affiliates has a business relationship with a senior executive or director of such an issuer or with a shareholder who has sponsored a proposal contained in the proxy. Bessemer has implemented these Guidelines, which provide for uniform voting of proxy issues and oversight by the Proxy Committee, to minimize conflicts of interest and to seek to ensure that proxies are voted solely in shareholders’ interests.

The Proxy Committee will delegate to one of its members the duty to periodically remind all employees involved in the proxy voting process as well as all portfolio managers and members of senior management that it is their responsibility to bring to the Proxy Committee’s attention matters that may create a conflict of interest for Bessemer when voting proxies. In addition, before an investment professional gives his or her opinion on any ballot issue, he or she must consider whether he or she has a potential conflict of interest with respect to the issue and if so, must disclose it to the Proxy Committee.

In those situations where the Proxy Committee determines that there is a material conflict of interest (i.e., a conflict that is likely to influence, or appear to influence, Bessemer’s decision making on the issue based on an assessment of the particular facts and circumstances), the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the affected proxy is voted. Such methods may include (1) instructing ISS to vote the affected proxy in accordance with its own recommendations, (2) referring the proxy to the governing board of the relevant investment company or the client institution, (3) disclosing the conflict of interest and sending the proxy to individual shareholders for them to vote individually, or (4) such other method as is deemed appropriate given the particular facts and circumstances.

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ADDRESSES

OLD WESTBURY FUNDS, INC.

103 Bellevue Parkway
Wilmington, DE 19809

Underwriter

FORESIDE FUNDS DISTRIBUTORS LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101

Adviser

BESSEMER INVESTMENT MANAGEMENT LLC
1271 Avenue of the Americas
New York, New York 10020

Sub-Advisers

CHAMPLAIN INVESTMENT PARTNERS, LLC
(SUB-ADVISER TO THE SMALL & MID CAP STRATEGIES FUND)
180 Battery Street
Burlington, Vermont 05401

ARTISAN PARTNERS LIMITED PARTNERSHIP
(SUB-ADVISER TO THE SMALL & MID CAP STRATEGIES FUND)
875 East Wisconsin Avenue, Suite 800
Milwaukee, WI 53202

BLACKROCK FINANCIAL MANAGEMENT, INC.
(SUB-ADVISER TO THE CREDIT INCOME FUND)
50 Hudson Yards
New York, New York 10001

SANDS CAPITAL MANAGEMENT, LLC
(SUB-ADVISER TO THE LARGE CAP STRATEGIES FUND)
1000 Wilson Boulevard, Suite 3000
Arlington, Virginia 22209

MUZINICH & CO., INC.
(SUB-ADVISER TO THE CREDIT INCOME FUND)
450 Park Avenue
New York, New York 10022

POLUNIN CAPITAL PARTNERS LIMITED
(SUB-ADVISER TO THE SMALL & MID CAP STRATEGIES FUND)
10 Cavalry Square
London, SW3 4RB, United Kingdom

ACADIAN ASSET MANAGEMENT LLC
(SUB-ADVISER TO THE SMALL & MID CAP STRATEGIES FUND)
260 Franklin Street
Boston, MA, 02110

AIKYA INVESTMENT MANAGEMENT LIMITED
(SUB-ADVISER TO THE LARGE CAP STRATEGIES FUND)
Octagon Point, 5 Cheapside
London, EC2V 6AA, United Kingdom

[TOTAL EQUITY SUBADVISER]

(SUB-ADVISER TO THE Total Equity Fund)
[ADDRESS]

Custodians

BESSEMER TRUST COMPANY
100 Woodbridge Center Drive
Woodbridge, New Jersey 07095

CITIBANK, N.A.
388 Greenwich Street
New York, New York 10013

Fund Administrator & Accountant

THE BANK OF NEW YORK MELLON
103 Bellevue Parkway
Wilmington, DE 19809

Transfer Agent

BNY MELLON INVESTMENT SERVICING (US) INC.
118 Flanders Road
Westborough, MA 01581

Independent Registered Public Accounting Firm

[ ]

Fund Counsel

DECHERT LLP
1900 K Street NW
Washington, DC 20006

Counsel to the Independent Directors

SULLIVAN & WORCESTER LLP
1633 Broadway
New York, New York 10019

PART C
OTHER INFORMATION

OLD WESTBURY FUNDS, INC.

ITEM 28.	EXHIBITS

(a)(i)	Articles of Restatement of the Registrant dated July 24, 2012 are incorporated by reference to Post-Effective Amendment No. 49 to Registrant’s Registration Statement filed on August 14, 2012 (File No. 33-66528).

(a)(ii)	Articles of Amendment of the Registrant dated December 19, 2013 are incorporated by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement filed on February 27, 2014 (File No. 33-66528).

(a)(iii)	Articles of Amendment of the Registrant (changing the name of Old Westbury Large Cap Core Fund to Old Westbury All Cap Core Fund (“All Cap Core Fund”)), dated December 27, 2016 are incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement filed on December 30, 2016 (File No. 33-66528).

(a)(iv)	Articles of Amendment of the Registrant (adding Old Westbury All Cap ESG Fund (“All Cap ESG Fund”)), dated November 14, 2017 are incorporated by reference to Post-Effective Amendment No. 68 to Registrant’s Registration Statement filed on December 15, 2017 (File No. 33-66528).

(a)(v)	Articles of Amendment of the Registrant (adding the Old Westbury California Municipal Bond Fund (“California Municipal Bond Fund”) and the Old Westbury New York Municipal Bond Fund (“New York Municipal Bond Fund”)), dated July 23, 2018 are incorporated by reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement filed on September 14, 2018 (File No. 33-66528).

(a)(vi)	Articles of Amendment of the Registrant (adding the Old Westbury Credit Income Fund (“Credit Income Fund”)), dated July 1, 2020 are incorporated by reference to Post-Effective Amendment No. 79 to Registrant’s Registration Statement filed on July 7, 2020 (File No. 33-66528).

(a)(vii)	Articles of Amendment of the Registrant (removing the Old Westbury Multi-Asset Opportunities Fund (“Multi-Asset Opportunities Fund”) and All Cap ESG Fund), dated May 13, 2021 are incorporated by reference to Post-Effective Amendment No. 83 to Registrant’s Registration Statement filed on February 25, 2022 (File No. 33-66528).

(a)(viii)	Articles of Amendment of the Registrant (adding the Old Westbury Short-Term Bond Fund (“Short-Term Bond Fund”)), dated October 18, 2023 are incorporated by reference to Post-Effective Amendment No. 85 to Registrant’s Registration Statement filed on November 17, 2023 (File No. 33-66528).

(a)(ix)	Articles of Amendment of the Registrant (adding the Old Westbury Total Equity Fund (“Total Equity Fund”)) to be filed by amendment.

(b)	Amended and Restated By-Laws of the Registrant dated October 15, 2024 are filed herewith.

(c)	Not Applicable.

(d)(i)	Investment Advisory Agreement dated September 1, 2010 between the Registrant and Bessemer Investment Management LLC (“BIM”) is incorporated by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement filed on August 31, 2010 (File No. 33-66528).

(d)(ii)	Amendment No. 1 to Investment Advisory Agreement between the Registrant and BIM is incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement filed on November 15, 2011 (File No. 33-66528).

(d)(iii)	Amendment No. 2 to Investment Advisory Agreement dated June 25, 2014 between the Registrant and BIM is incorporated by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement filed on January 30, 2015 (File No. 33-66528).

(d)(iv)	Amendment No. 3 to Investment Advisory Agreement dated July 22, 2015 between the Registrant and BIM is incorporated by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on February 26, 2016 (File No. 33-66528).

(d)(v)	Amendment No. 4 to Investment Advisory Agreement dated December 22, 2016 between the Registrant and BIM is incorporated by reference to Post-Effective Amendment No. 64 to Registrant’s Registration Statement filed on December 30, 2016 (File No. 33-66528).

(d)(vi)	Sub-Advisory Agreement dated October 1, 2008 among the Registrant, BIM and Champlain Investment Partners, LLC (“Champlain”) with respect to the Old Westbury Small & Mid Cap Strategies Fund (“Small & Mid Cap Strategies Fund”)(formerly known as Small & Mid Cap Fund) is incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on October 20, 2008 (File No. 33-66528).

(d)(vii)	Sub-Advisory Agreement dated November 16, 2011 among the Registrant, BIM and Sands Capital Management, LLC (“Sands”) with respect to the Old Westbury Large Cap Strategies Fund (“Large Cap Strategies Fund”) is incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement filed on November 15, 2011 (File No. 33-66528).

(d)(viii)	First Amendment to Sub-Advisory Agreement dated June 25, 2014 among the Registrant, BIM and Champlain with respect to the Small & Mid Cap Strategies Fund (formerly known as Small & Mid Cap Fund) is incorporated by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement filed on January 30, 2015 (File No. 33-66528).

(d)(ix)	First Amendment to Sub-Advisory Agreement dated June 25, 2014 among the Registrant, BIM and Sands with respect to the Large Cap Strategies Fund is incorporated by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement filed on January 30, 2015 (File No. 33-66528).

(d)(x)	Fee Waiver Commitment Letter of BIM dated November 1, 2020 (relating to the Large Cap Strategies Fund, Small & Mid Cap Strategies Fund, All Cap Core Fund, All Cap ESG Fund, Credit Income Fund, California Municipal Bond Fund, New York Municipal Bond Fund, Old Westbury Fixed Income Fund (“Fixed Income Fund”) and Old Westbury Municipal Bond Fund (“Municipal Bond Fund”)) is incorporated by reference to Post-Effective Amendment No. 82 to Registrant’s Registration Statement filed on February 26, 2021 (File No. 033-66528).

(d)(xi)	Sub-Advisory Agreement dated July 27, 2017 among the Registrant, BIM and Polunin Capital Partners Limited (“Polunin”) with respect to the Small & Mid Cap Strategies Fund is incorporated by reference to Post-Effective Amendment No. 68 to Registrant’s Registration Statement filed on December 15, 2017 (File No. 33-66528).

(d)(xii)	Sub-Advisory Agreement dated July 19, 2018 among the Registrant, BIM and Acadian Asset Management LLC (“Acadian”) with respect to the Small & Mid Cap Strategies Fund is incorporated by reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement filed on September 14, 2018 (File No. 33-66528).

(d)(xiii)	Amendment No. 6 to Investment Advisory Agreement dated October 24, 2018 between the Registrant and BIM with respect to the California Municipal Bond Fund and the New York Municipal Bond Fund is incorporated by reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement filed on November 28, 2018 (File No. 33-66528).

(d)(xiv)	Amendment No. 7 to the Investment Advisory Agreement dated August 3, 2020 between the Registrant and BIM with respect to the Credit Income Fund is incorporated by reference to Post-Effective Amendment No. 81 to Registrant’s Registration Statement filed on September 25, 2020 (File No. 33-66528).

(d)(xv)	Sub-Advisory Agreement dated August 3, 2020 among the Registrant, BIM and BlackRock Financial Management, Inc. (“BlackRock”) with respect to the Credit Income Fund is incorporated by reference to Post-Effective Amendment No. 81 to Registrant’s Registration Statement filed on September 25, 2020 (File No. 33-66528).

(d)(xvi)	Sub-Advisory Agreement dated August 3, 2020 among the Registrant, BIM and Muzinich & Co., Inc. (“Muzinich”) with respect to the Credit Income Fund is incorporated by reference to Post-Effective Amendment No. 81 to Registrant’s Registration Statement filed on September 25, 2020 (File No. 33-66528).

(d)(xvii)	Sub-Advisory Agreement dated July 22, 2020 among the Registrant, BIM and Artisan Partners Limited Partnership (“Artisan”) with respect to the Small & Mid Cap Strategies Fund is incorporated by reference to Post-Effective Amendment No. 81 to Registrant’s Registration Statement filed on September 25, 2020 (File No. 33-66528).

(d)(xix)	Amendment No. 8 to the Investment Advisory Agreement dated October 18, 2023 between the Registrant and BIM with respect to the Short-Term Bond Fund is incorporated by reference to Post-Effective Amendment No. 85 to Registrant’s Registration Statement filed on November 17, 2023 (File No. 33-66528).

(d)(xx)	Fee Waiver Commitment Letter of BIM dated October 31, 2023 (relating to the Large Cap Strategies Fund, Small & Mid Cap Strategies Fund, All Cap Core Fund, Short-Term Bond Fund, Credit Income Fund, California Municipal Bond Fund, New York Municipal Bond Fund, Old Westbury Fixed Income Fund (“Fixed Income Fund”) and Old Westbury Municipal Bond Fund (“Municipal Bond Fund”)) is incorporated by reference to Post-Effective Amendment No. 86 to Registrant’s Registration Statement filed on January 31, 2024 (File No. 33-66528).

(d)(xxi)	Sub-Advisory Agreement dated January 23, 2024 among the Registrant, BIM and Aikya Invesment Management Limited with respect to the Large Cap Strategies Fund is incorporated by reference to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement filed on February 28, 2024.

(d)(xxii)	Amendment No. 9 to Investment Advisory Agreement between the Registrant and BIM with respect to the Old Westbury Total Equity Fund to be filed by amendment.

(d)(xxiii)	Sub-Advisory Agreement dated [ ] among the Registrant, BIM and [ ] with respect to the Total Equity Fund to be filed by amendment.

(d)(xxiv)	Sub-Advisory Agreement dated [ ] among the Registrant, BIM and [ ] with respect to the Total Equity Fund to be filed by amendment.

(d)(xxv)	Sub-Advisory Agreement dated [ ] among the Registrant, BIM and [ ] with respect to the Total Equity Fund to be filed by amendment.

(e)(i)	Underwriting Agreement dated May 31, 2017 between the Registrant and Foreside Funds Distributors LLC is incorporated by reference to Post-Effective Amendment No. 68 to Registrant’s Registration Statement filed on December 15, 2017 (File No. 33-66528).

(e)(ii)	Form of Selling Agreement is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(e)(iii)	Networking Undertaking and Indemnity Agreement dated February 3, 2017 between the Registrant and Foreside Funds Distributors LLC is incorporated by reference to Post-Effective Amendment No. 66 to Registrant’s Registration Statement filed on February 27, 2017 (File No. 33-66528).

(e)(iv)	Second Amendment dated October 24, 2018 to Underwriting Agreement between the Registrant and Foreside Funds Distributors LLC with respect to the California Municipal Bond Fund and New York Municipal Bond Fund is incorporated by reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement filed on November 28, 2018 (File No. 33-66528).

(e)(v)	Third Amendment dated August 3, 2020 to Underwriting Agreement between the Registrant and Foreside Funds Distributors LLC with respect to the Credit Income Fund is incorporated by reference to Post-Effective Amendment No. 81 to Registrant’s Registration Statement filed on September 25, 2020 (File No. 33-66528).

(e)(vi)	Form of Underwriting Agreement dated July 26, 2021 between the Registrant and Foreside Funds Distributors LLC is incorporated by reference to Post-Effective Amendment No. 83 to Registrant’s Registration Statement filed on February 25, 2022 (File No. 33-66528).

(e)(vii)	First Amendment dated October 15, 2021 to Underwriting Agreement between the Registrant and Foreside Funds Distributors LLC (removing the Multi-Asset Opportunities Fund and All Cap ESG Fund) is incorporated by reference to Post-Effective Amendment No. 83 to Registrant’s Registration Statement filed on February 25, 2022 (File No. 33-66528).

(e)(viii)	Second Amendment dated October 18, 2023 to Underwriting Agreement between the Registrant and Foreside Funds Distributors LLC (adding the Short-Term Bond Fund) is incorporated by reference to Post-Effective Amendment No. 85 to Registrant’s Registration Statement filed on November 17, 2023 (File No. 33-66528).

(e)(ix)	Third Amendment to Underwriting Agreement between the Registrant and Foreside Funds Distributors LLC (adding the Total Equity Fund) to be filed by amendment.

(f)	Not Applicable.

(g)(i)	Custody Agreement between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 81 to Registrant’s Registration Statement filed on September 25, 2020 (File No. 33-66528).

(g)(ii)	Amendment to Custodian Agreement dated May 2, 2001 between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(g)(iii)	Second Amendment to Custodian Agreement dated September 1, 2004 between Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement filed on January 31, 2005 (File No. 33-66528).

(g)(iv)	Third Amendment to Custodian Agreement dated September 1, 2005 between Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement filed on February 28, 2006 (File No. 33-66528).

(g)(v)	Fourth Amendment to Custodian Agreement dated December 6, 2006 between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 30 to Registrant’s Registration Statement filed on September 26, 2007 (File No. 33-66528).

(g)(vi)	Fifth Amendment to Custodian Agreement dated July 31, 2008 between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement filed on August 20, 2008 (File No. 33-66528).

(g)(vii)	Sixth Amendment to Custodian Agreement dated September 1, 2010 between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement filed on August 31, 2010 (File No. 33-66528).

(g)(viii)	Seventh Amendment to Custodian Agreement dated April 27, 2011 between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement filed on June 8, 2011 (File No. 33-66528).

(g)(ix)	Eighth Amendment to Custodian Agreement dated November 16, 2011 between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement filed on November 15, 2011 (File No. 33-66528).

(g)(x)	Ninth Amendment to Custodian Agreement dated June 25, 2014 between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement filed on January 30, 2015 (File No. 33-66528).

(g)(xi)	Tenth Amendment to Custodian Agreement dated July 22, 2015 between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on February 26, 2016 (File No. 33-66528).

(g)(xii)	Global Custodial Services Agreement dated March 16, 2005 between Registrant and Citibank, N.A. is incorporated by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement filed on March 1, 2007 (File No. 33-66528).

(g)(xiii)	Amended Schedule to Global Custodial Services Agreement dated November 7, 2007 between Registrant and Citibank, N.A. is incorporated by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement filed on November 9, 2007 (File No. 33-66528).

(g)(xiv)	First Amendment to Custodian Agreement dated December 6, 2006 between the Registrant and Citibank, N.A. is incorporated by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement filed on March 1, 2007 (File No. 33-66528).

(g)(xv)	Third Amendment to Custodian Agreement dated July 31, 2008 between the Registrant and Citibank, N.A. is incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on October 20, 2008 (File No. 33-66528).

(g)(xvi)	Fourth Amendment to Custodian Agreement dated April 27, 2011 between the Registrant and Citibank, N.A. is incorporated by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement filed on June 8, 2011 (File No. 33-66528).

(g)(xvii)	Updated Schedule to Global Custodial Services Agreement dated July 9, 2019 between the Registrant and Citibank, N.A. is incorporated by reference to Post-Effective Amendment No. 78 to Registrant’s Registration Statement filed on February 27, 2020 (File No. 33-66528).

(g)(xviii)	Loan Participation Addendum dated July 27, 2017 to Global Custodial Services Agreement between the Registrant and Citibank, N.A. is incorporated by reference to Post-Effective Amendment No. 70 to Registrant’s Registration Statement filed on February 27, 2018 (File No. 33-66528).

(g)(xix)	Citibank Custody CLS® Supplement dated April 25, 2018 to Global Custodial Services Agreement between the Registrant and Citibank, N.A. is incorporated by reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement filed on September 14, 2018 (File No. 33-66528).

(g)(xx)	Amended and Restated Twelfth Amendment to Custodian Agreement dated February 21, 2020 between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 78 to Registrant’s Registration Statement filed on February 27, 2020 (File No. 33-66528).

(g)(xxi)	Updated Schedule to Global Custodial Services Agreement dated August 18, 2020 between the Registrant and Citibank, N.A. is incorporated by reference to Post-Effective Amendment No. 81 to Registrant’s Registration Statement filed on September 25, 2020 (File No. 33-66528).

(g)(xxii)	Citibank Custody CLS® Supplement dated August 18, 2020 to Global Custodial Services Agreement between the Registrant and Citibank, N.A. is incorporated by reference to Post-Effective Amendment No. 81 to Registrant’s Registration Statement filed on September 25, 2020 (File No. 33-66528).

(g)(xxiii)	Amendment to Global Custodial Services Agreement dated June 8, 2021 between the Registrant and Citibank, N.A. with respect to the Large Cap Strategies Fund is incorporated by reference to Post-Effective Amendment No. 83 to Registrant’s Registration Statement filed on February 25, 2022 (File No. 33-66528).

(g)(xxiv)	Amended and Restated Thirteenth Amendment to Custodian Agreement dated October 18, 2023 between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 85 to Registrant’s Registration Statement filed on November 17, 2023 (File No. 33-66528).

(g)(xxv)	Amended and Restated Fourteenth Amendment to Custodian Agreement between the Registrant and Bessemer Trust Company to be filed by amendment.

(h)(i)	Administrative Oversight, Supervision and Coordination Services Agreement dated September 1, 2010 between the Registrant and Bessemer Trust Company, N.A. is incorporated by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement filed on August 31, 2010 (File No. 33-66528).

(h)(ii)	Administration and Accounting Services Agreement dated April 3, 2006 between the Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) (“BNY Mellon”) is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(h)(iii)	Amended and Restated Exhibits A, C and D dated as of November 14, 2018 to Administration and Accounting Services Agreement between the Registrant and BNY Mellon with respect to the California Municipal Bond Fund and the New York Municipal Bond Fund are incorporated by reference to Post-Effective Amendment No. 74 to Registrant’s Registration Statement filed on December 4, 2018 (File No. 33-66528).

(h)(iv)	Financial Statement Typesetting Services Amendment to Administration and Accounting Services Agreement dated January 27, 2011 between the Registrant and BNY Mellon is incorporated by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement filed on June 8, 2011 (File No. 33-66528).

(h)(v)	Investment Company Reporting Modernization Services Amendment to Administration and Accounting Services Agreement dated July 20, 2018 between the Registrant and BNY Mellon is incorporated by reference to Post-Effective Amendment No. 74 to Registrant’s Registration Statement filed on December 4, 2018 (File No. 33-66528).

(h)(vi)	Transfer Agency Services Agreement dated April 3, 2006 between the Registrant and BNY Mellon is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(h)(vii)	Amended and Restated Exhibit A dated June 25, 2014 to Transfer Agency Services Agreement between the Registrant and BNY Mellon dated April 3, 2006 is incorporated by reference to Post-Effective Amendment No. 59 to Registrant’s Registration Statement filed on April 2, 2015 (File No. 33-66528).

(h)(viii)	Amendment dated November 14, 2018 to Transfer Agency Services Agreement between the Registrant and BNY Mellon dated April 3, 2006 is incorporated by reference to Post-Effective Amendment No. 74 to Registrant’s Registration Statement filed on December 4, 2018 (File No. 33-66528).

(h)(ix)	Red Flags Amendment dated as of November 15, 2013 to Transfer Agency Services Agreement between the Registrant and BNY Mellon dated April 3, 2006 is incorporated by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement filed on February 27, 2014 (File No. 33-66528).

(h)(x)	NextGen Amendment dated as of February 21, 2014 to Transfer Agency Services Agreement between the Registrant and BNY Mellon dated April 3, 2006 is incorporated by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement filed on February 27, 2014 (File No. 33-66528).

(h)(xi)	Fee Reimbursement Commitment Letter of Bessemer Trust Company, N.A. dated February 21, 2014 (related to internet account management fees) is incorporated by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement filed on February 27, 2014 (File No. 33-66528).

(h)(xii)	Fund of Funds Investment Agreement dated January 19, 2022 among the Registrant, BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares US ETF Trust is incorporated by reference to Post-Effective Amendment No. 83 to Registrant’s Registration Statement filed on February 25, 2022 (File No. 33-66528).

(h)(xiii)	Fund of Funds Investment Agreement dated January 19, 2022 among the Registrant, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust is incorporated by reference to Post-Effective Amendment No. 83 to Registrant’s Registration Statement filed on February 25, 2022 (File No. 33-66528).

(h)(xiv)	Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant and VanEck ETF Trust is incorporated by reference to Post-Effective Amendment No. 83 to Registrant’s Registration Statement filed on February 25, 2022 (File No. 33-66528).

(h)(xv)	Fund of Funds Investment Agreement dated January 19, 2022 among the Registrant, Vanguard Admiral Funds, Vanguard Bond Index Funds, Vanguard Charlotte Funds, Vanguard Index Funds, Vanguard International Equity Funds, Vanguard Malvern Funds, Vanguard Municipal Bond Funds, Vanguard Scottsdale Funds, Vanguard Specialized Funds, Vanguard STAR Funds, Vanguard Tax-Managed Funds, Vanguard Wellington Fund, Vanguard Whitehall Funds and Vanguard World Funds is incorporated by reference to Post-Effective Amendment No. 83 to Registrant’s Registration Statement filed on February 25, 2022 (File No. 33-66528).

(h)(xvi)	Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant and WisdomTree Trust is incorporated by reference to Post-Effective Amendment No. 83 to Registrant’s Registration Statement filed on February 25, 2022 (File No. 33-66528).

(h)(xvii)	Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant and The Select Sector SPDR Trust is incorporated by reference to Post-Effective Amendment No. 83 to Registrant’s Registration Statement filed on February 25, 2022 (File No. 33-66528).

(h)(xviii)	Fund of Funds Investment Agreement dated January 19, 2022 among the Registrant, SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust is incorporated by reference to Post-Effective Amendment No. 83 to Registrant’s Registration Statement filed on February 25, 2022 (File No. 33-66528).

(h)(xix)	Fund of Funds Investment Agreement dated January 19, 2022 among the Registrant, SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust is incorporated by reference to Post-Effective Amendment No. 83 to Registrant’s Registration Statement filed on February 25, 2022 (File No. 33-66528).

(h)(xx)	Amendment dated August 18, 2020 to Transfer Agency Services Agreement between the Registrant and BNY Mellon with respect to the Credit Income Fund is incorporated by reference to Post-Effective Amendment No. 81 to Registrant’s Registration Statement filed on September 25, 2020 (File No. 33-66528).

(h)(xxi)	Amended and Restated Schedule A dated as of February 14, 2022 to Administrative Oversight, Supervision and Coordination Services Agreement dated September 1, 2010 between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 83 to Registrant’s Registration Statement filed on February 25, 2022 (File No. 33-66528).

(h)(xxii)	Amended and Restated Exhibits A and C dated as of January 25, 2022 to the Administration and Accounting Services Agreement between the Registrant and BNY Mellon are incorporated by reference to Post-Effective Amendment No. 83 to Registrant’s Registration Statement filed on February 25, 2022 (File No. 33-66528).

(h)(xxiii)	Amendment dated January 19, 2022 to the Transfer Agency Services Agreement between the Registrant and BNY Mellon is incorporated by reference to Post-Effective Amendment No. 83 to Registrant’s Registration Statement filed on February 25, 2022 (File No. 33-66528).

(h)(xxiv)	Amended and Restated Exhibit 1 to the Investment Company Reporting Modernization Services Amendment dated January 25, 2022 between the Registrant and BNY Mellon is incorporated by reference to Post-Effective Amendment No. 83 to Registrant’s Registration Statement filed on February 25, 2022 (File No. 33-66528).

(h)(xxv)	Amended and Restated Exhibit D dated as of April 6, 2022 to the Administration and Accounting Services Agreement between the Registrant and BNY Mellon is incorporated by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement filed on February 28, 2023 (File No. 33-66528).

(h)(xxvi)	Rule 18f-4 Services Amendment dated July 20, 2022 to the Administration and Accounting Services Agreement between the Registrant and BNY Mellon is incorporated by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement filed on February 28, 2023 (File No. 33-66528).

(h)(xxvii)	Amended and Restated Exhibit 1 to the Investment Company Reporting Modernization Services Amendment dated October 18, 2023 between the Registrant and BNY Mellon is incorporated by reference to Post-Effective Amendment No. 86 to Registrant’s Registration Statement filed on January 31, 2024 (File No. 33-66528).

(h)(xxviii)	Amendment dated October 17, 2023 to the Transfer Agency Services Agreement between the Registrant and BNY Mellon is incorporated by reference to Post-Effective Amendment No. 86 to Registrant’s Registration Statement filed on January 31, 2024 (File No. 33-66528).

(h)(xxix)	Amended and Restated Exhibits A and C dated as of October 17, 2023 to the Administration and Accounting Services Agreement between the Registrant and BNY Mellon are incorporated by reference to Post-Effective Amendment No. 86 to Registrant’s Registration Statement filed on January 31, 2024 (File No. 33-66528).

(h)(xxx)	Amended and Restated Schedule A dated as of October 18, 2023 to Administrative Oversight, Supervision and Coordination Services Agreement dated September 1, 2010 between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 85 to Registrant’s Registration Statement filed on November 17, 2023 (File No. 33-66528).

(h)(xxxi)	Amended and Restated Schedule A to Administrative Oversight, Supervision and Coordination Services Agreement dated September 1, 2010 between the Registrant and Bessemer Trust Company to be filed by amendment.

(i)(i)	Opinion and Consent of Dechert LLP is incorporated by reference to Post-Effective Amendment No. 83 to Registrant’s Registration Statement filed on February 25, 2022 (File No. 33-66528).

(i)(ii)	Opinion and Consent of Dechert LLP with respect to the Short-Term Bond Fund is incorporated by reference to Post-Effective Amendment No. 86 to Registrant’s Registration Statement filed on January 31, 2024 (File No. 33-66528).

(i)(iii)	Consent of Dechert LLP to be filed by amendment.

(j)	Not Applicable.

(k)	Not Applicable.

(l)	Not Applicable.

(m)(i)	Shareholder Servicing Plan on behalf of the Funds (including Form of Shareholder Servicing Agreement between the Registrant and Bessemer Trust Company, N.A. and Form of Shareholder Sub-Servicing Agreement) is incorporated by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement filed on March 1, 2007 (File No. 33-66528).

(m)(ii)	First Amendment to Shareholder Servicing Agreement dated September 1, 2010 between the Registrant and Bessemer Trust Company, N.A. is incorporated by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement filed on August 31, 2010 (File No. 33-66528).

(m)(iii)	Amended and Restated Schedule A as of February 14, 2022 to Shareholder Servicing Agreement by and between the Registrant and Bessemer Trust Company, N.A. is incorporated by reference to Post-Effective Amendment No. 83 to Registrant’s Registration Statement filed on February 25, 2022 (File No. 33-66528).

(m)(iv)	Amended Appendix A dated February 14, 2022 to Shareholder Servicing Plan is incorporated by reference to Post-Effective Amendment No. 83 to Registrant’s Registration Statement filed on February 25, 2022 (File No. 33-66528).

(m)(v)	Amended Appendix A dated October 18, 2023 to Shareholder Servicing Plan is incorporated by reference to Post-Effective Amendment No. 85 to Registrant’s Registration Statement filed on November 17, 2023 (File No. 33-66528).

(m)(vi)	Amended and Restated Schedule A as of October 18, 2023 to Shareholder Servicing Agreement by and between the Registrant and Bessemer Trust Company, N.A. is incorporated by reference to Post-Effective Amendment No. 85 to Registrant’s Registration Statement filed on November 17, 2023 (File No. 33-66528).

(m)(vii)	Amended Appendix A to Shareholder Servicing Plan to be filed by amendment.

(m)(viii)	Amended and Restated Schedule A to Shareholder Servicing Agreement by and between the Registrant and Bessemer Trust Company, N.A. to be filed by amendment.

(n)	Not Applicable.

(o)	Reserved.

(p)(i)	Code of Ethics of the Registrant as amended May 14, 2007 is incorporated by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement filed on November 9, 2007 (File No. 33-66528).

(p)(ii)	Code of Ethics of BIM and its affiliates as amended November 2023 is incorporated by reference to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement filed on February 28, 2024.

(p)(iii)	Code of Ethics of Champlain as amended January 2023 is incorporated by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement filed on February 28, 2023 (File No. 33-66528).

(p)(iv)	Code of Ethics of BlackRock is incorporated by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement filed on December 29, 2009 (File No. 33-66528).

(p)(v)	Code of Ethics of Sands Capital as amended October 2023 is incorporated by reference to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement filed on February 28, 2024.

(p)(vi)	Code of Ethics of Muzinich as amended September 2022 is incorporated by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement filed on February 28, 2023 (File No. 33-66528).

(p)(viii)	Code of Ethics of Polunin is incorporated by reference to Post-Effective Amendment No. 68 to Registrant’s Registration Statement filed on December 15, 2017 (File No. 33-66528).

(p)(ix)	Code of Ethics of Acadian is incorporated by reference to Post-Effective Amendment No.72 to Registrant’s Registration Statement filed on September 14, 2018 (File No. 33-66528).

(p)(x)	Code of Ethics of Artisan as amended August 2022 is incorporated by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement filed on February 28, 2023 (File No. 33-66528).

(q)(i)	Power of Attorney of Patricia L. Francy is incorporated by reference to Post-Effective Amendment No. 87 to Registrant’s Registration Statement filed on February 28, 2024. (File No. 33-66528).

(q)(ii)	Power of Attorney of David W. Rossmiller is incorporated by reference to Post-Effective Amendment No. 85 to Registrant’s Registration Statement filed on November 17, 2023 (File No. 33-66528).

(q)(iii)	Power of Attorney of Alexander Ellis III is incorporated by reference to Post-Effective Amendment No. 85 to Registrant’s Registration Statement filed on November 17, 2023 (File No. 33-66528).

(q)(iv)	Power of Attorney of Matthew A. Rizzi is incorporated by reference to Post-Effective Amendment No. 85 to Registrant’s Registration Statement filed on November 17, 2023 (File No. 33-66528).

(q)(v)	Power of Attorney of R. Keith Walton is incorporated by reference to Post-Effective Amendment No. 86 to Registrant’s Registration Statement filed on January 31, 2024 (File No. 33-66528).

(q)(vi)	Power of Attorney of George Wilcox is incorporated by reference to Post-Effective Amendment No. 85 to Registrant’s Registration Statement filed on November 17, 2023 (File No. 33-66528).

(q)(viii)	Power of Attorney of Patrick Darcy is incorporated by reference to Post-Effective Amendment No. 86 to Registrant’s Registration Statement filed on November 17, 2023 (File No. 33-66528).

(q)(ix)	Power of Attorney of Daphne Foster is filed herewith.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

Not applicable.

ITEM 30.	INDEMNIFICATION

Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to Registrant’s Registration Statement filed on February 26, 1997.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

BIM (the “Adviser”) manages the Funds’ assets, including buying and selling portfolio securities. The Adviser’s address is 1271 Avenue of the Americas New York, New York 10020.

The Adviser is an affiliate of Bessemer Trust Company and a subsidiary of Bessemer Trust Company, N.A. which is a subsidiary of The Bessemer Group, Incorporated.

Information regarding the directors and officers of the Adviser is included in the Adviser’s Form ADV (SEC Number 801-60185) on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference.

Champlain is a sub-adviser to the Small & Mid Cap Strategies Fund. Information regarding the directors and officers of Champlain is included in Champlain’s Form ADV on file with the SEC and is incorporated by reference.

BlackRock is a sub-adviser to the Credit Income Fund. Information regarding the directors and officers of BlackRock is included in BlackRock’s Form ADV on file with the SEC and is incorporated by reference.

Sands is a sub-adviser to the Large Cap Strategies Fund. Information regarding the directors and officers of Sands is included in Sand’s Form ADV on file with the SEC and incorporated by reference.

Muzinich is a sub-adviser to the Credit Income Fund. Information regarding the directors and officers of Muzinich is included in Muzinich’s Form ADV on file with the SEC and incorporated by reference.

Polunin is a sub-adviser to the Small & Mid Cap Strategies Fund. Information regarding the directors and officers of Polunin is included in Polunin’s Form ADV on file with the SEC and incorporated by reference.

Acadian is a sub-adviser to the Small & Mid Cap Strategies Fund. Information regarding the directors and officers of Acadian is included in Acadian’s Form ADV on file with the SEC and incorporated by reference.

Artisan is a sub-adviser to the Small & Mid Cap Strategies Fund. Information regarding the directors and officers of Artisan is included in Artisan’s Form ADV on file with the SEC and incorporated by reference.

Aikya Investment Management Limited is a sub-adviser to the Large Cap Strategies Fund. Information regarding the directors and officers of Artisan is included in Artisan’s Form ADV on file with the SEC and incorporated by reference.

ITEM 32.	PRINCIPAL UNDERWRITER

(a)	Foreside Funds Distributors LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Fairholme Funds, Inc.
2.	FundVantage Trust
3.	GuideStone Funds
4.	Matthews International Funds (d/b/a Matthews Asia Funds)
5.	New Alternatives Fund
6.	Old Westbury Funds, Inc.
7.	Polen Credit Opportunities Fund
8.	Versus Capital Infrastructure Income Fund

9.	Versus Capital Multi-Manager Real Estate Income Fund LLC
10.	Versus Capital Real Assets Fund LLC

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer A. Brunner	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)	Not Applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at the following locations:

(1)	The Bank of New York Mellon, Bellevue Corporate Center, 301 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as administrative agent).

(2)	BNY Mellon Investment Servicing (US) Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809 and 118 Flanders Road, Westborough, MA 01581 (records relating to its functions as accounting, administrative, transfer agent and dividend disbursing agent).

(3)	Foreside Funds Distributors LLC, 3 Canal Plaza, Suite 100, Portland, ME 04101 (records relating to its functions as underwriter).

(4)	Bessemer Trust Company, 100 Woodbridge Center, Woodbridge, New Jersey 07095 (records relating to its functions as custodian).

(5)	Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, New York 10013 (records relating to its function as custodian).

(6)	Bessemer Investment Management LLC, 1271 Avenue of the Americas New York, New York 10020 (records relating to its functions as investment adviser).

(7)	Champlain Investment Partners, LLC, 180 Battery Street, Burlington, Vermont 05401 (records relating to its function as sub-adviser to the Small & Mid Cap Strategies Fund).

(8)	BlackRock Financial Management, Inc., 55 East 52nd Street, New York, New York 10022 (records relating to its function as sub-adviser to the Credit Income Fund).

(9)	Sands Capital Management, LLC, 1000 Wilson Blvd., Suite 3000, Arlington, Virginia 22209 (records relating to its function as sub-adviser to the Large Cap Strategies Fund).

(10)	Muzinich & Co., Inc., 450 Park Avenue, New York, New York 10022 (records relating to its functions as sub-adviser to the Credit Income Fund).

(11)	Polunin Capital Partners Limited, 10 Cavalry Square, London, SW3 4RB, United Kingdom (records relating to its functions as sub-adviser to the Small & Mid Cap Strategies Fund).

(12)	Acadian Asset Management LLC, 260 Franklin Street, Boston, MA, 02110 (records relating to its functions as sub-adviser to the Small & Mid Cap Strategies Fund).

(13)	Artisan Partners Limited Partnership, 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 532020 (records relating to its functions as sub-adviser to the Small & Mid Cap Strategies Fund).

(14)	Aikya Investment Management Limited, Octagon Point, 5 Cheapside, London, EC2V 6AA, United Kingdom (records relating to its functions as sub-adviser to the Large Cap Strategies Fund).

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment toits Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 2nd day of December 2024.

OLD WESTBURY FUNDS, INC.

By:	/s/ David W. Rossmiller
David W. Rossmiller, President

Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 2nd day of December, 2024.

Name	Title	Date

/s/ David W. Rossmiller	President	December 2, 2024
David W. Rossmiller

	Director*	December 2, 2024
Daphne H. Foster

	Director*	December 2, 2024
Patricia Francy

	Director*	December 2, 2024
Patrick Darcy

	Director*	December 2, 2024
Alexander Ellis III

	Director*	December 2, 2024
R. Keith Walton

	Director*	December 2, 2024
George Wilcox

/s/ Matthew A. Rizzi	Treasurer, Principal Financial Officer	December 2, 2024
Matthew A. Rizzi

*By:	/s/ Nicola R. Knight
Nicola R. Knight As Attorney-in-Fact December 2, 2024

EXHIBIT INDEX

Exhibit No.	Description

99.28(b)	Amended and Restated By-Laws of the Registrant (Total Equity Fund)
99.28(q)(ix)	Power of Attorney of Daphne H. Foster